EXHIBIT 10

                           MASTER SETTLEMENT AGREEMENT

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                           MASTER SETTLEMENT AGREEMENT

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----

I.    RECITALS....................................................     1

II.   DEFINITIONS.................................................     3

      (a)   "Account".............................................     3
      (b)   "Adult"...............................................     3
      (c)   "Adult-Only Facility".................................     3
      (d)   "Affiliate"...........................................     3
      (e)   "Agreement"...........................................     4
      (f)   "Allocable Share".....................................     4
      (g)   "Allocated Payment"...................................     4
      (h)   "Bankruptcy"..........................................     4
      (i)   "Brand Name"..........................................     5
      (j)   "Brand Name Sponsorship"..............................     5
      (k)   "Business Day"........................................     6
      (l)   "Cartoon".............................................     6
      (m)   "Cigarette"...........................................     6
      (n)   "Claims"..............................................     7
      (o)   "Consent Decree"......................................     7
      (p)   "Court"...............................................     7
      (q)   "Escrow"..............................................     7
      (r)   "Escrow Agent"........................................     7
      (s)   "Escrow Agreement"....................................     8
      (t)   "Federal Tobacco Legislation Offset"..................     8
      (u)   "Final Approval"......................................     8
      (v)   "Foundation"..........................................     8
      (w)   "Independent Auditor".................................     8
      (x)   "Inflation Adjustment"................................     8
      (y)   "Litigating Releasing Parties Offset".................     8
      (z)   "Market Share"........................................     9
      (aa)  "MSA Execution Date"..................................     9
      (bb)  "NAAG"................................................     9
      (cc)  "Non-Participating Manufacturer"......................     9
      (dd)  "Non-Settling States Reduction".......................     9
      (ee)  "Notice Parties"......................................     9
      (ff)  "NPM Adjustment"......................................    10
      (gg)  "NPM Adjustment Percentage"...........................    10
      (hh)  "Original Participating Manufacturers"................    10
      (ii)  "Outdoor Advertising".................................    10
      (jj)  "Participating Manufacturer"..........................    11


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      (kk)  "Previously Settled States Reduction".................    12
      (ll)  "Prime Rate"..........................................    12
      (mm)  "Relative Market Share"...............................    12
      (nn)  "Released Claims".....................................    13
      (oo)  "Released Parties"....................................    14
      (pp)  "Releasing Parties"...................................    14
      (qq)  "Settling State"......................................    15
      (rr)  "State"...............................................    15
      (ss)  "State-Specific Finality".............................    15
      (tt)  "Subsequent Participating Manufacturer"...............    16
      (uu)  "Tobacco Product Manufacturer"........................    16
      (vv)  "Tobacco Products"....................................    17
      (ww)  "Tobacco-Related Organizations".......................    17
      (xx)  "Transit Advertisements"..............................    17
      (yy)  "Underage"............................................    18
      (zz)  "Video Game Arcade"...................................    18
      (aaa) "Volume Adjustment"...................................    18
      (bbb) "Youth"...............................................    18

III.  PERMANENT RELIEF............................................    18

      (a)   Prohibition on Youth Targeting........................    18
      (b)   Ban on Use of Cartoons................................    19
      (c)   Limitation of Tobacco Brand Name Sponsorships.........    19
      (d)   Elimination of Outdoor Advertising and Transit
            Advertisements........................................    22
      (e)   Prohibition on Payments Related to Tobacco Products and
            Media.................................................    24
      (f)   Ban on Tobacco Brand Name Merchandise.................    25
      (g)   Ban on Youth Access to Free Samples...................    26
      (h)   Ban on Gifts to Underage Persons Based on Proofs of
            Purchase..............................................    26
      (i)   Limitation on Third-Party Use of Brand Names..........    27
      (j)   Ban on Non-Tobacco Brand Names........................    27
      (k)   Minimum Pack Size of Twenty Cigarettes................    28
      (l)   Corporate Culture Commitments Related to Youth Access
            and Consumption.......................................    29
      (m)   Limitations on Lobbying...............................    29
      (n)   Restriction on Advocacy Concerning Settlement Proceeds    32
      (o)   Dissolution of The Tobacco Institute, Inc., the Council
            for Tobacco Research-U.S.A., Inc. and the Center for
            Indoor Air Research, Inc..............................    32
      (p)   Regulation and Oversight of New Tobacco-Related Trade
            Associations..........................................    33
      (q)   Prohibition on Agreements to Suppress Research........    35
      (r)   Prohibition on Material Misrepresentations............    36


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IV.   PUBLIC ACCESS TO DOCUMENTS .................................    36

V.    TOBACCO CONTROL AND UNDERAGE USE LAWS.......................    41

VI.   ESTABLISHMENT OF A NATIONAL FOUNDATION......................    41

      (a)   Foundation Purposes...................................    41
      (b)   Base Foundation Payments..............................    42
      (c)   National Public Education Fund Payments...............    42
      (d)   Creation and Organization of the Foundation...........    43
      (e)   Foundation Affiliation................................    44
      (f)   Foundation Functions..................................    44
      (g)   Foundation Grant-Making...............................    46
      (h)   Foundation Activities.................................    47
      (i)   Severance of this Section.............................    47

VII.  ENFORCEMENT.................................................    48

      (a)   Jurisdiction..........................................    48
      (b)   Enforcement of Consent Decree.........................    49
      (c)   Enforcement of this Agreement.........................    49
      (d)   Right of Review.......................................    51
      (e)   Applicability.........................................    51
      (f)   Coordination of Enforcement ..........................    51
      (g)   Inspection and Discovery Rights.......................    52

VIII. CERTAIN ONGOING RESPONSIBILITIES OF THE SETTLING STATES.....    53

IX.   PAYMENTS....................................................    54

      (a)   All Payments Into Escrow..............................    54
      (b)   Initial Payments......................................    55
      (c)   Annual Payments and Strategic Contribution Payments...    56
      (d)   Non-Participating Manufacturer Adjustment.............    58
      (e)   Supplemental Payments.................................    76
      (f)   Payment Responsibility................................    77
      (g)   Corporate Structures..................................    77
      (h)   Accrual of Interest...................................    77
      (i)   Payments by Subsequent Participating Manufacturers....    78
      (j)   Order of Application of Allocations, Offsets,
            Reductions and Adjustments............................    80

X.    EFFECT OF FEDERAL TOBACCO-RELATED LEGISLATION...............    84


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XI.   CALCULATION AND DISBURSEMENT OF PAYMENTS....................    86

      (a)   Independent Auditor to Make All Calculations..........    86
      (b)   Identity of Independent Auditor.......................    87
      (c)   Resolution of Disputes................................    88
      (d)   General Provisions as to Calculation of Payments......    88
      (e)   General Treatment of Payments.........................    94
      (f)   Disbursement and Charges Not Contingent on Final
            Approval..............................................    95
      (g)   Payments to be Made Only After Final Approval.........   103
      (h)   Applicability to Section XVII Payments................   104
      (i)   Miscalculated or Disputed Payments....................   104
      (j)   Payments After Applicable Condition...................   110

XII.  SETTLING STATES' RELEASE, DISCHARGE AND COVENANT............   110

      (a)   Release...............................................   110
      (b)   Released Claims Against Released Parties..............   117

XIII. CONSENT DECREES AND DISMISSAL OF CLAIMS.....................   120

XIV.  PARTICIPATING MANUFACTURERS' DISMISSAL OF RELATED
      LAWSUITS....................................................   122

XV.   VOLUNTARY ACT OF THE PARTIES................................   123

XVI.  CONSTRUCTION................................................   123

XVII. RECOVERY OF COSTS AND ATTORNEYS' FEES.......................   124

XVIII.  MISCELLANEOUS.............................................   126

      (a)   Effect of Current or Future Law.......................   126
      (b)   Limited Most-Favored Nation Provision.................   127
      (c)   Transfer of Tobacco Brands............................   130
      (d)   Payments in Settlement................................   131
      (e)   No Determination or Admission.........................   131
      (f)   Non-Admissibility.....................................   132
      (g)   Representations of Parties............................   132
      (h)   Obligations Several, Not Joint........................   133
      (i)   Headings..............................................   133
      (j)   Amendment and Waiver..................................   133
      (k)   Notices...............................................   133
      (l)   Cooperation...........................................   134
      (m)   Designees to Discuss Disputes.........................   134
      (n)   Governing Law.........................................   135


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      (o)   Severability..........................................   135
      (p)   Intended Beneficiaries................................   137
      (q)   Counterparts..........................................   137
      (r)   Applicability.........................................   137
      (s)   Preservation of Privilege.............................   137
      (t)   Non-Release...........................................   138
      (u)   Termination...........................................   138
      (v)   Freedom of Information Requests.......................   139
      (w)   Bankruptcy............................................   139
      (x)   Notice of Material Transfers..........................   145
      (y)   Entire Agreement......................................   145
      (z)   Business Days.........................................   145
      (aa)  Subsequent Signatories................................   146
      (bb)  Decimal Places........................................   146
      (cc)  Regulatory Authority..................................   146
      (dd)  Successors............................................   146
      (ee)  Export Packaging......................................   146
      (ff)  Actions Within Geographic Boundaries of Settling States  147
      (gg)  Notice to Affiliates..................................   147

EXHIBIT A     STATE ALLOCATION PERCENTAGES

EXHIBIT B     FORM OF ESCROW AGREEMENT

EXHIBIT C     FORMULA FOR CALCULATING INFLATION ADJUSTMENTS

EXHIBIT D     LIST OF LAWSUITS

EXHIBIT E     FORMULA FOR CALCULATING VOLUME ADJUSTMENTS

EXHIBIT F     POTENTIAL LEGISLATION NOT TO BE OPPOSED

EXHIBIT G     OBLIGATIONS OF THE TOBACCO INSTITUTE UNDER THE
              MASTER SETTLEMENT AGREEMENT

EXHIBIT H     DOCUMENT PRODUCTION

EXHIBIT I     INDEX AND SEARCH FEATURES FOR DOCUMENT WEBSITE

EXHIBIT J     TOBACCO ENFORCEMENT FUND PROTOCOL

EXHIBIT K     MARKET CAPITALIZATION PERCENTAGES

EXHIBIT L     MODEL CONSENT DECREE


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EXHIBIT M     LIST OF PARTICIPATING MANUFACTURERS' LAWSUITS
              AGAINST THE SETTLING STATES

EXHIBIT N     LITIGATING POLITICAL SUBDIVISIONS

EXHIBIT O     MODEL STATE FEE PAYMENT AGREEMENT

EXHIBIT P     NOTICES

EXHIBIT Q     1996 AND 1997 DATA

EXHIBIT R     EXCLUSION OF CERTAIN BRAND NAMES

EXHIBIT S     DESIGNATION OF OUTSIDE COUNSEL

EXHIBIT T     MODEL STATUTE

EXHIBIT U     STRATEGIC CONTRIBUTION FUND PROTOCOL


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                           MASTER SETTLEMENT AGREEMENT

      This Master Settlement Agreement is made by the undersigned Settling State officials (on behalf of their respective Settling States) and the undersigned Participating Manufacturers to settle and resolve with finality all Released Claims against the Participating Manufacturers and related entities as set forth herein. This Agreement constitutes the documentation effecting this settlement with respect to each Settling State, and is intended to and shall be binding upon each Settling State and each Participating Manufacturer in accordance with the terms hereof.

I. RECITALS

      WHEREAS, more than 40 States have commenced litigation asserting various claims for monetary, equitable and injunctive relief against certain tobacco product manufacturers and others as defendants, and the States that have not filed suit can potentially assert similar claims;

      WHEREAS, the Settling States that have commenced litigation have sought to obtain equitable relief and damages under state laws, including consumer protection and/or antitrust laws, in order to further the Settling States' policies regarding public health, including policies adopted to achieve a significant reduction in smoking by Youth;

      WHEREAS, defendants have denied each and every one of the Settling States' allegations of unlawful conduct or wrongdoing and have asserted a number of defenses to the Settling States' claims, which defenses have been contested by the Settling States;

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      WHEREAS, the Settling States and the Participating Manufacturers are
committed to reducing underage tobacco use by discouraging such use and by preventing Youth access to Tobacco Products;

      WHEREAS, the Participating Manufacturers recognize the concern of the tobacco grower community that it may be adversely affected by the potential reduction in tobacco consumption resulting from this settlement, reaffirm their commitment to work cooperatively to address concerns about the potential adverse economic impact on such community, and will, within 30 days after the MSA Execution Date, meet with the political leadership of States with grower communities to address these economic concerns;

      WHEREAS, the undersigned Settling State officials believe that entry into this Agreement and uniform consent decrees with the tobacco industry is necessary in order to further the Settling States' policies designed to reduce Youth smoking, to promote the public health and to secure monetary payments to the Settling States; and

      WHEREAS, the Settling States and the Participating Manufacturers wish to avoid the further expense, delay, inconvenience, burden and uncertainty of continued litigation (including appeals from any verdicts), and, therefore, have agreed to settle their respective lawsuits and potential claims pursuant to terms which will achieve for the Settling States and their citizens significant funding for the advancement of public health, the implementation of important tobacco-related public health measures, including the enforcement of the mandates and restrictions related to such measures, as well as funding for a national Foundation dedicated to significantly reducing the use of Tobacco Products by Youth;


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      NOW, THEREFORE, BE IT KNOWN THAT, in consideration of the implementation of tobacco-related health measures and the payments to be made by the Participating Manufacturers, the release and discharge of all claims by the Settling States, and such other consideration as described herein, the sufficiency of which is hereby acknowledged, the Settling States and the Participating Manufacturers, acting by and through their authorized agents, memorialize and agree as follows:

II. DEFINITIONS

      (a) "Account" has the meaning given in the Escrow Agreement.

      (b) "Adult" means any person or persons who are not Underage.

      (c) "Adult-Only Facility" means a facility or restricted area (whether open-air or enclosed) where the operator ensures or has a reasonable basis to believe (such as by checking identification as required under state law, or by checking the identification of any person appearing to be under the age of 27) that no Underage person is present. A facility or restricted area need not be permanently restricted to Adults in order to constitute an Adult-Only Facility, provided that the operator ensures or has a reasonable basis to believe that no Underage person is present during the event or time period in question.

      (d) "Affiliate" means a person who directly or indirectly owns or controls, is owned or controlled by, or is under common ownership or control with, another person. Solely for purposes of this definition, the terms "owns," "is owned" and "ownership" mean ownership of an equity interest, or the equivalent thereof, of 10 percent or more, and the term "person" means an individual, partnership, committee, association, corporation or any other organization or group of persons.


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      (e) "Agreement" means this Master Settlement Agreement, together with the exhibits hereto, as it may be amended pursuant to subsection XVIII(j).

      (f) "Allocable Share" means the percentage set forth for the State in question as listed in Exhibit A hereto, without regard to any subsequent alteration or modification of such State's percentage share agreed to by or among any States; or, solely for the purpose of calculating payments under subsection IX(c)(2) (and corresponding payments under subsection IX(i)), the percentage disclosed for the State in question pursuant to subsection IX(c)(2)(A) prior to June 30, 1999, without regard to any subsequent alteration or modification of such State's percentage share agreed to by or among any States.

      (g) "Allocated Payment" means a particular Settling State's Allocable Share of the sum of all of the payments to be made by the Original Participating Manufacturers in the year in question pursuant to subsections IX(c)(1) and IX(c)(2), as such payments have been adjusted, reduced and allocated pursuant to clause "First" through the first sentence of clause "Fifth" of subsection IX(j), but before application of the other offsets and adjustments described in clauses "Sixth" through "Thirteenth" of subsection IX(j).

      (h) "Bankruptcy" means, with respect to any entity, the commencement of a case or other proceeding (whether voluntary or involuntary) seeking any of (1) liquidation, reorganization, rehabilitation, receivership, conservatorship, or other relief with respect to such entity or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect; (2) the appointment of a trustee, receiver, liquidator, custodian or similar official of such entity or any substantial part of its business or property; (3) the consent of such entity to any of the relief described in (1) above or to the appointment of any official described in (2) above in any such case or other proceeding involuntarily commenced


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against such entity; or (4) the entry of an order for relief as to such entity under the federal bankruptcy laws as now or hereafter in effect. Provided, however, that an involuntary case or proceeding otherwise within the foregoing definition shall not be a "Bankruptcy" if it is or was dismissed within 60 days of its commencement.

      (i) "Brand Name" means a brand name (alone or in conjunction with any other word), trademark, logo, symbol, motto, selling message, recognizable pattern of colors, or any other indicia of product identification identical or similar to, or identifiable with, those used for any domestic brand of Tobacco Products. Provided, however, that the term "Brand Name" shall not include the corporate name of any Tobacco Product Manufacturer that does not after the MSA Execution Date sell a brand of Tobacco Products in the States that includes such corporate name.

      (j) "Brand Name Sponsorship" means an athletic, musical, artistic, or other social or cultural event as to which payment is made (or other consideration is provided) in exchange for use of a Brand Name or Names (1) as part of the name of the event or (2) to identify, advertise, or promote such event or an entrant, participant or team in such event in any other way. Sponsorship of a single national or multi-state series or tour (for example, NASCAR (including any number of NASCAR races)), or of one or more events within a single national or multi-state series or tour, or of an entrant, participant, or team taking part in events sanctioned by a single approving organization (e.g., NASCAR or CART), constitutes one Brand Name Sponsorship. Sponsorship of an entrant, participant, or team by a Participating Manufacturer using a Brand Name or Names in an event that is part of a series or tour that is sponsored by such Participating Manufacturer or that is part of a series or tour in which any one or more events are sponsored by such Participating


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Manufacturer does not constitute a separate Brand Name Sponsorship. Sponsorship of an entrant, participant, or team by a Participating Manufacturer using a Brand Name or Names in any event (or series of events) not sponsored by such Participating Manufacturer constitutes a Brand Name Sponsorship. The term "Brand Name Sponsorship" shall not include an event in an Adult-Only Facility.

      (k) "Business Day" means a day which is not a Saturday or Sunday or legal holiday on which banks are authorized or required to close in New York, New York.

      (l) "Cartoon" means any drawing or other depiction of an object, person, animal, creature or any similar caricature that satisfies any of the following criteria:

            (1) the use of comically exaggerated features;

            (2) the attribution of human characteristics to animals, plants or other objects, or the similar use of anthropomorphic technique; or

            (3) the attribution of unnatural or extrahuman abilities, such as imperviousness to pain or injury, X-ray vision, tunneling at very high speeds or transformation.

The term "Cartoon" includes "Joe Camel," but does not include any drawing or other depiction that on July 1, 1998, was in use in any State in any Participating Manufacturer's corporate logo or in any Participating Manufacturer's Tobacco Product packaging.

      (m) "Cigarette" means any product that contains nicotine, is intended to be burned or heated under ordinary conditions of use, and consists of or contains (1) any roll of tobacco wrapped in paper or in any substance not containing tobacco; or (2) tobacco, in any form, that is functional in the product, which, because of its appearance, the type of tobacco used in the filler, or its packaging and labeling, is likely to be offered to, or purchased by, consumers as a cigarette; or (3) any roll of tobacco wrapped in any substance containing tobacco which, because of its appearance, the type of tobacco used in the filler, or its packaging and labeling, is likely to be offered to, or purchased by, consumers as a cigarette described in clause (1) of this definition. The term "Cigarette" includes "roll-your-own" (i.e., any tobacco which, because of its appearance, type, packaging, or labeling is suitable for use and likely to be offered to, or purchased by, consumers as tobacco for making cigarettes). Except as provided in subsections II(z) and II(mm), 0.0325 ounces of "roll-your-own" tobacco shall constitute one individual "Cigarette."

      (n) "Claims" means any and all manner of civil (i.e., non-criminal): claims, demands, actions, suits, causes of action, damages (whenever incurred), liabilities of any nature including civil penalties and punitive damages, as well as costs, expenses and attorneys' fees (except as to the Original Participating Manufacturers' obligations under section XVII), known or unknown, suspected or unsuspected, accrued or unaccrued, whether legal, equitable, or statutory.

      (o) "Consent Decree" means a state-specific consent decree as described in subsection XIII(b)(1)(B) of this Agreement.

      (p) "Court" means the respective court in each Settling State to which this Agreement and the Consent Decree are presented for approval and/or entry as to that Settling State.

      (q) "Escrow" has the meaning given in the Escrow Agreement.

      (r) "Escrow Agent" means the escrow agent under the Escrow Agreement.


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      (s) "Escrow Agreement" means an escrow agreement substantially in the form of Exhibit B.

      (t) "Federal Tobacco Legislation Offset" means the offset described in section X.

      (u) "Final Approval" means the earlier of:

            (1) the date by which State-Specific Finality in a sufficient number of Settling States has occurred; or

            (2) June 30, 2000.

For the purposes of this subsection (u), "State-Specific Finality in a sufficient number of Settling States" means that State-Specific Finality has occurred in both:

                  (A) a number of Settling States equal to at least 80% of the total number of Settling States; and

                  (B) Settling States having aggregate Allocable Shares equal to at least 80% of the total aggregate Allocable Shares assigned to all Settling States.

Notwithstanding the foregoing, the Original Participating Manufacturers may, by unanimous written agreement, waive any requirement for Final Approval set forth in subsections (A) or (B) hereof.

      (v) "Foundation" means the foundation described in section VI.

      (w) "Independent Auditor" means the firm described in subsection XI(b).

      (x) "Inflation Adjustment" means an adjustment in accordance with the formulas for inflation adjustments set forth in Exhibit C.

      (y) "Litigating Releasing Parties Offset" means the offset described in subsection XII(b).


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      (z) "Market Share" means a Tobacco Product Manufacturer's respective share
(expressed as a percentage) of the total number of individual Cigarettes sold in the fifty United States, the District of Columbia and Puerto Rico during the applicable calendar year, as measured by excise taxes collected by the federal government and, in the case of sales in Puerto Rico, arbitrios de cigarillos collected by the Puerto Rico taxing authority. For purposes of the definition and determination of "Market Share" with respect to calculations under subsection IX(i), 0.09 ounces of "roll your own" tobacco shall constitute one individual Cigarette; for purposes of the definition and determination of "Market Share" with respect to all other calculations, 0.0325 ounces of "roll your own" tobacco shall constitute one individual Cigarette.

      (aa) "MSA Execution Date" means November 23, 1998.

      (bb) "NAAG" means the National Association of Attorneys General, or its successor organization that is directed by the Attorneys General to perform certain functions under this Agreement.

      (cc) "Non-Participating Manufacturer" means any Tobacco Product Manufacturer that is not a Participating Manufacturer.

      (dd) "Non-Settling States Reduction" means a reduction determined by multiplying the amount to which such reduction applies by the aggregate Allocable Shares of those States that are not Settling States on the date 15 days before such payment is due.

      (ee) "Notice Parties" means each Participating Manufacturer, each Settling State, the Escrow Agent, the Independent Auditor and NAAG.


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      (ff) "NPM Adjustment" means the adjustment specified in subsection IX(d).

      (gg) "NPM Adjustment Percentage" means the percentage determined pursuant to subsection IX(d).

      (hh) "Original Participating Manufacturers" means the following: Brown & Williamson Tobacco Corporation, Lorillard Tobacco Company, Philip Morris Incorporated and R.J. Reynolds Tobacco Company, and the respective successors of each of the foregoing. Except as expressly provided in this Agreement, once an entity becomes an Original Participating Manufacturer, such entity shall permanently retain the status of Original Participating Manufacturer.

      (ii) "Outdoor Advertising" means (1) billboards, (2) signs and placards in arenas, stadiums, shopping malls and Video Game Arcades (whether any of the foregoing are open air or enclosed) (but not including any such sign or placard located in an Adult-Only Facility), and (3) any other advertisements placed (A) outdoors, or (B) on the inside surface of a window facing outward. Provided, however, that the term "Outdoor Advertising" does not mean (1) an advertisement on the outside of a Tobacco Product manufacturing facility; (2) an individual advertisement that does not occupy an area larger than 14 square feet (and that neither is placed in such proximity to any other such advertisement so as to create a single "mosaic"-type advertisement larger than 14 square feet, nor functions solely as a segment of a larger advertising unit or series), and that is placed (A) on the outside of any retail establishment that sells Tobacco Products (other than solely through a vending machine), (B) outside (but on the property of) any such establishment, or (C) on the inside surface of a window facing outward in any such establishment; (3) an advertisement inside a retail establishment that sells Tobacco


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Products (other than solely through a vending machine) that is not placed on the inside surface of a window facing outward; or (4) an outdoor advertisement at the site of an event to be held at an Adult-Only Facility that is placed at such site during the period the facility or enclosed area constitutes an Adult-Only Facility, but in no event more than 14 days before the event, and that does not advertise any Tobacco Product (other than by using a Brand Name to identify the event).

      (jj) "Participating Manufacturer" means a Tobacco Product Manufacturer that is or becomes a signatory to this Agreement, provided that (1) in the case of a Tobacco Product Manufacturer that is not an Original Participating Manufacturer, such Tobacco Product Manufacturer is bound by this Agreement and the Consent Decree (or, in any Settling State that does not permit amendment of the Consent Decree, a consent decree containing terms identical to those set forth in the Consent Decree) in all Settling States in which this Agreement and the Consent Decree binds Original Participating Manufacturers (provided, however, that such Tobacco Product Manufacturer need only become bound by the Consent Decree in those Settling States in which the Settling State has filed a Released Claim against it), and (2) in the case of a Tobacco Product Manufacturer that signs this Agreement after the MSA Execution Date, such Tobacco Product Manufacturer, within a reasonable period of time after signing this Agreement, makes any payments (including interest thereon at the Prime
Rate) that it would have been obligated to make in the intervening period had it been a signatory as of the MSA Execution Date. "Participating Manufacturer" shall also include the successor of a Participating Manufacturer. Except as expressly provided in this Agreement, once an entity becomes a Participating Manufacturer such entity shall permanently retain the status of Participating Manufacturer. Each Participating Manufacturer shall regularly report its shipments of Cigarettes in or to the fifty United States, the District of Columbia and Puerto Rico to Management Science Associates, Inc. (or a successor entity as set forth in subsection (mm)). Solely for purposes of calculations pursuant to subsection IX(d), a Tobacco Product Manufacturer that is not a signatory to this Agreement shall be deemed to be a "Participating Manufacturer" if the Original Participating Manufacturers unanimously consent in writing.

      (kk) "Previously Settled States Reduction" means a reduction determined by multiplying the amount to which such reduction applies by 12.4500000%, in the case of payments due in or prior to 2007; 12.2373756%, in the case of payments due after 2007 but before 2018; and 11.0666667%, in the case of payments due in or after 2018.

      (ll) "Prime Rate" shall mean the prime rate as published from time to time by the Wall Street Journal or, in the event the Wall Street Journal is no longer published or no longer publishes such rate, an equivalent successor reference rate determined by the Independent Auditor.

      (mm) "Relative Market Share" means an Original Participating Manufacturer's respective share (expressed as a percentage) of the total number of individual Cigarettes shipped in or to the fifty United States, the District of Columbia and Puerto Rico by all the Original Participating Manufacturers during the calendar year immediately preceding the year in which the payment at issue is due (regardless of when such payment is made), as measured by the Original Participating Manufacturers' reports of shipments of Cigarettes to Management Science Associates, Inc. (or a successor entity acceptable to both the Original Participating Manufacturers and a majority of those Attorneys General who are both the Attorney General of a Settling State and a member of the NAAG executive committee at the time in question). A Cigarette shipped by more than one Participating Manufacturer shall be deemed to have been shipped solely by the first Participating Manufacturer to do so. For purposes of the definition and determination of "Relative Market Share," 0.09 ounces of "roll your own" tobacco shall constitute one individual Cigarette.

      (nn) "Released Claims" means:

            (1) for past conduct, acts or omissions (including any damages incurred in the future arising from such past conduct, acts or omissions), those Claims directly or indirectly based on, arising out of or in any way related, in whole or in part, to (A) the use, sale, distribution, manufacture, development, advertising, marketing or health effects of, (B) the exposure to, or (C) research, statements, or warnings regarding, Tobacco Products (including, but not limited to, the Claims asserted in the actions identified in Exhibit D, or any comparable Claims that were, could be or could have been asserted now or in the future in those actions or in any comparable action in federal, state or local court brought by a Settling State or a Releasing Party (whether or not such Settling State or Releasing Party has brought such action)), except for claims not asserted in the actions identified in Exhibit D for outstanding liability under existing licensing (or similar) fee laws or existing tax laws (but not excepting claims for any tax liability of the Tobacco-Related Organizations or of any Released Party with respect to such Tobacco-Related Organizations, which claims are covered by the release and covenants set forth in this Agreement);

            (2) for future conduct, acts or omissions, only those monetary Claims directly or indirectly based on, arising out of or in any way related to, in whole or in part, the use of or exposure to Tobacco Products manufactured in the ordinary course of business, including without limitation any future Claims for reimbursement of health care costs allegedly associated with the use of or exposure to Tobacco Products.

      (oo) "Released Parties" means all Participating Manufacturers, their past, present and future Affiliates, and the respective divisions, officers, directors, employees, representatives, insurers, lenders, underwriters, Tobacco-Related Organizations, trade associations, suppliers, agents, auditors, advertising agencies, public relations entities, attorneys, retailers and distributors of any Participating Manufacturer or of any such Affiliate (and the predecessors, heirs, executors, administrators, successors and assigns of each of the foregoing). Provided, however, that "Released Parties" does not include any person or entity (including, but not limited to, an Affiliate) that is itself a Non-Participating Manufacturer at any time after the MSA Execution Date, unless such person or entity becomes a Participating Manufacturer.

      (pp) "Releasing Parties" means each Settling State and any of its past, present and future agents, officials acting in their official capacities, legal representatives, agencies, departments, commissions and divisions; and also means, to the full extent of the power of the signatories hereto to release past, present and future claims, the following: (1) any Settling State's subdivisions (political or otherwise, including, but not limited to, municipalities, counties, parishes, villages, unincorporated districts and hospital districts), public entities, public instrumentalities and public educational institutions; and (2) persons or entities acting in a parens patriae, sovereign, quasi-sovereign, private attorney general, qui tam, taxpayer, or any other capacity, whether or not any of them participate in this settlement, (A) to the extent that any such person or entity is seeking relief on behalf of or generally applicable to the general public in such Settling State or the people of the State, as opposed solely to private or individual relief for separate and distinct injuries, or (B) to the extent that any such entity (as opposed to an individual) is seeking recovery of health-care expenses (other than premium or capitation payments for the benefit of present or retired state employees) paid or reimbursed, directly or indirectly, by a Settling State.

      (qq) "Settling State" means any State that signs this Agreement on or before the MSA Execution Date. Provided, however, that the term "Settling State" shall not include (1) the States of Mississippi, Florida, Texas and Minnesota; and (2) any State as to which this Agreement has been terminated.

      (rr) "State" means any state of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, and the Northern Marianas.

      (ss) "State-Specific Finality" means, with respect to the Settling State in question:

            (1) this Agreement and the Consent Decree have been approved and entered by the Court as to all Original Participating Manufacturers, or, in the event of an appeal from or review of a decision of the Court to withhold its approval and entry of this Agreement and the Consent Decree, by the court hearing such appeal or conducting such review;

            (2) entry by the Court has been made of an order dismissing with prejudice all claims against Released Parties in the action as provided herein; and

            (3) the time for appeal or to seek review of or permission to appeal ("Appeal") from the approval and entry as described in subsection (1) hereof and entry of such order described in subsection (2) hereof has expired; or, in the event of an Appeal from such approval and entry, the Appeal has been dismissed, or the approval and entry described in (1) hereof and the order described in subsection (2) hereof have been affirmed in all material respects by the court of last resort to which such Appeal has been taken and such dismissal or affirmance has become no longer subject to further Appeal (including, without limitation, review by the United States Supreme Court).

      (tt) "Subsequent Participating Manufacturer" means a Tobacco Product Manufacturer (other than an Original Participating Manufacturer) that: (1) is a Participating Manufacturer, and (2) is a signatory to this Agreement, regardless of when such Tobacco Product Manufacturer became a signatory to this Agreement. "Subsequent Participating Manufacturer" shall also include the successors of a Subsequent Participating Manufacturer. Except as expressly provided in this Agreement, once an entity becomes a Subsequent Participating Manufacturer such entity shall permanently retain the status of Subsequent Participating Manufacturer, unless it agrees to assume the obligations of an Original Participating Manufacturer as provided in subsection XVIII(c).

      (uu) "Tobacco Product Manufacturer" means an entity that after the MSA Execution Date directly (and not exclusively through any Affiliate):

            (1) manufactures Cigarettes anywhere that such manufacturer intends to be sold in the States, including Cigarettes intended to be sold in the States through an importer (except where such importer is an Original Participating Manufacturer that will be responsible for the payments under this Agreement with respect to such Cigarettes as a result of the provisions of subsections II(mm) and that pays the taxes specified in subsection II(z) on such Cigarettes, and provided that the manufacturer of such Cigarettes does not market or advertise such Cigarettes in the States);

            (2) is the first purchaser anywhere for resale in the States of Cigarettes manufactured anywhere that the manufacturer does not intend to be sold in the States; or

            (3) becomes a successor of an entity described in subsection (1) or
      (2) above.

The term "Tobacco Product Manufacturer" shall not include an Affiliate of a Tobacco Product Manufacturer unless such Affiliate itself falls within any of subsections (1) - (3) above.

      (vv) "Tobacco Products" means Cigarettes and smokeless tobacco products.

      (ww) "Tobacco-Related Organizations" means the Council for Tobacco Research-U.S.A., Inc., The Tobacco Institute, Inc. ("TI"), and the Center for Indoor Air Research, Inc. ("CIAR") and the successors, if any, of TI or CIAR.

      (xx) "Transit Advertisements" means advertising on or within private or public vehicles and all advertisements placed at, on or within any bus stop, taxi stand, transportation waiting area, train station, airport or any similar location. Notwithstanding the foregoing, the term "Transit Advertisements" does not include (1) any advertisement placed in, on or outside the premises of any retail establishment that sells Tobacco Products (other than solely through a vending machine) (except if such individual advertisement (A) occupies an area larger than 14 square feet; (B) is placed in such proximity to any other such advertisement so as to create a single "mosaic"-type advertisement larger than 14 square feet; or
(C) functions solely as a segment of a larger advertising unit or series); or
(2) advertising at the site of an event to be held at an Adult-Only Facility that is placed at such site during the period the facility or enclosed area constitutes an Adult-Only Facility, but in no event more than 14 days before the event, and that does not advertise any Tobacco Product (other than by using a Brand Name to identify the event).

      (yy) "Underage" means younger than the minimum age at which it is legal to purchase or possess (whichever minimum age is older) Cigarettes in the applicable Settling State.

      (zz) "Video Game Arcade" means an entertainment establishment primarily consisting of video games (other than video games intended primarily for use by persons 18 years of age or older) and/or pinball machines.

      (aaa) "Volume Adjustment" means an upward or downward adjustment in accordance with the formula for volume adjustments set forth in Exhibit E.

      (bbb) "Youth" means any person or persons under 18 years of age.

III. PERMANENT RELIEF

      (a) Prohibition on Youth Targeting. No Participating Manufacturer may take any action, directly or indirectly, to target Youth within any Settling State in the advertising, promotion or marketing of Tobacco Products, or take any action the primary purpose of which is to initiate, maintain or increase the incidence of Youth smoking within any Settling State.

      (b) Ban on Use of Cartoons. Beginning 180 days after the MSA Execution Date, no Participating Manufacturer may use or cause to be used any Cartoon in the advertising, promoting, packaging or labeling of Tobacco Products.

      (c) Limitation of Tobacco Brand Name Sponsorships.

            (1) Prohibited Sponsorships. After the MSA Execution Date, no Participating Manufacturer may engage in any Brand Name Sponsorship in any State consisting of:

                  (A) concerts; or

                  (B) events in which the intended audience is comprised of a significant percentage of Youth; or

                  (C) events in which any paid participants or contestants are
            Youth; or

                  (D) any athletic event between opposing teams in any football, basketball, baseball, soccer or hockey league.

            (2) Limited Sponsorships.

                  (A) No Participating Manufacturer may engage in more than one
            Brand Name Sponsorship in the States in any twelve-month period (such period measured from the date of the initial sponsored event).

                  (B) Provided, however, that

                        (i) nothing contained in subsection (2)(A) above shall
                  require a Participating Manufacturer to breach or terminate any sponsorship contract in existence as of August 1, 1998 (until the earlier of (x) the current term of any existing contract, without regard to any renewal or option that may be exercised by such Participating Manufacturer or (y) three years after the MSA Execution Date); and

                        (ii) notwithstanding subsection (1)(A) above, Brown &
                  Williamson Tobacco Corporation may sponsor either the GPC country music festival or the Kool jazz festival as its one annual Brand Name Sponsorship permitted pursuant to subsection
                  (2)(A) as well as one Brand Name Sponsorship permitted pursuant to subsection (2)(B)(i).

            (3) Related Sponsorship Restrictions. With respect to any Brand Name Sponsorship permitted under this subsection (c):

                  (A) advertising of the Brand Name Sponsorship event shall not advertise any Tobacco Product (other than by using the Brand Name to identify such Brand Name Sponsorship event);

                  (B) no Participating Manufacturer may refer to a Brand Name
            Sponsorship event or to a celebrity or other person in such an event in its advertising of a Tobacco Product;

                  (C) nothing contained in the provisions of subsection III(e)
            of this Agreement shall apply to actions taken by any Participating Manufacturer in connection with a Brand Name Sponsorship permitted pursuant to the provisions of subsections (2)(A) and (2)(B)(i); the Brand Name Sponsorship permitted by subsection (2)(B)(ii) shall be subject to the restrictions of subsection III(e) except that such restrictions shall not prohibit use of the Brand Name to identify the Brand Name Sponsorship;

                  (D) nothing contained in the provisions of subsections III(f)
            and III(i) shall apply to apparel or other merchandise: (i) marketed, distributed, offered, sold, or licensed at the site of a Brand Name Sponsorship permitted pursuant to subsections (2)(A) or
            (2)(B)(i) by the person to which the relevant Participating Manufacturer has provided payment in exchange for the use of the relevant Brand Name in the Brand Name Sponsorship or a third-party that does not receive payment from the relevant Participating Manufacturer (or any Affiliate of such Participating Manufacturer) in connection with the marketing, distribution, offer, sale or license of such apparel or other merchandise; or (ii) used at the site of a Brand Name Sponsorship permitted pursuant to subsection
            (2)(A) or (2)(B)(i) (during such event) that are not distributed (by sale or otherwise) to any member of the general public; and

                  (E) nothing contained in the provisions of subsection III(d)
            shall: (i) apply to the use of a Brand Name on a vehicle used in a Brand Name Sponsorship; or (ii) apply to Outdoor Advertising advertising the Brand Name Sponsorship, to the extent that such Outdoor Advertising is placed at the site of a Brand Name Sponsorship no more than 90 days before the start of the initial sponsored event, is removed within 10 days after the end of the last sponsored event, and is not prohibited by subsection (3)(A) above.

            (4) Corporate Name Sponsorships. Nothing in this subsection (c) shall prevent a Participating Manufacturer from sponsoring or causing to be sponsored any athletic, musical, artistic, or other social or cultural event, or any entrant, participant or team in such event (or series of events) in the name of the corporation which manufactures Tobacco Products, provided that the corporate name does not include any Brand Name of domestic Tobacco Products.

            (5) Naming Rights Prohibition. No Participating Manufacturer may enter into any agreement for the naming rights of any stadium or arena located within a Settling State using a Brand Name, and shall not otherwise cause a stadium or arena located within a Settling State to be named with a Brand Name.

            (6) Prohibition on Sponsoring Teams and Leagues. No Participating Manufacturer may enter into any agreement pursuant to which payment is made (or other consideration is provided) by such Participating Manufacturer to any football, basketball, baseball, soccer or hockey league (or any team involved in any such league) in exchange for use of a Brand Name.

      (d) Elimination of Outdoor Advertising and Transit Advertisements. Each Participating Manufacturer shall discontinue Outdoor Advertising and Transit Advertisements advertising Tobacco Products within the Settling States as set forth herein.

            (1) Removal. Except as otherwise provided in this section, each Participating Manufacturer shall remove from within the Settling States within 150 days after the MSA Execution Date all of its (A) billboards (to the extent that such billboards constitute Outdoor Advertising) advertising Tobacco Products; (B) signs and placards (to the extent that such signs and placards constitute Outdoor Advertising) advertising Tobacco Products in arenas, stadiums, shopping malls and Video Game Arcades; and (C) Transit Advertisements advertising Tobacco Products.

            (2) Prohibition on New Outdoor Advertising and Transit Advertisements. No Participating Manufacturer may, after the MSA Execution Date, place or cause to be placed any new Outdoor Advertising advertising Tobacco Products or new Transit Advertisements advertising Tobacco Products within any Settling State.

            (3) Alternative Advertising. With respect to those billboards required to be removed under subsection (1) that are leased (as opposed to owned) by any Participating Manufacturer, the Participating Manufacturer will allow the Attorney General of the Settling State within which such billboards are located to substitute, at the Settling State's option, alternative advertising intended to discourage the use of Tobacco Products by Youth and their exposure to second-hand smoke for the remaining term of the applicable contract (without regard to any renewal or option term that may be exercised by such Participating Manufacturer). The Participating Manufacturer will bear the cost of the lease through the end of such remaining term. Any other costs associated with such alternative advertising will be borne by the Settling State.

            (4) Ban on Agreements Inhibiting Anti-Tobacco Advertising. Each Participating Manufacturer agrees that it will not enter into any agreement that prohibits a third party from selling, purchasing or displaying advertising discouraging the use of Tobacco Products or exposure to second-hand smoke. In the event and to the extent that any Participating Manufacturer has entered into an agreement containing any such prohibition, such Participating Manufacturer agrees to waive such prohibition in such agreement.

            (5) Designation of Contact Person. Each Participating Manufacturer that has Outdoor Advertising or Transit Advertisements advertising Tobacco Products within a Settling State shall, within 10 days after the MSA Execution Date, provide the Attorney General of such Settling State with the name of a contact person to whom the Settling State may direct inquiries during the time such Outdoor Advertising and Transit Advertisements are being eliminated, and from whom the Settling State may obtain periodic reports as to the progress of their elimination.

            (6) Adult-Only Facilities. To the extent that any advertisement advertising Tobacco Products located within an Adult-Only Facility constitutes Outdoor Advertising or a Transit Advertisement, this subsection (d) shall not apply to such advertisement, provided such advertisement is not visible to persons outside such Adult-Only Facility.

      (e) Prohibition on Payments Related to Tobacco Products and Media. No Participating Manufacturer may, beginning 30 days after the MSA Execution Date, make, or cause to be made, any payment or other consideration to any other person or entity to use, display, make reference to or use as a prop any Tobacco Product, Tobacco Product package, advertisement for a Tobacco Product, or any other item bearing a Brand Name in any motion picture, television show, theatrical production or other live performance, live or recorded performance of music, commercial film or video, or video game ("Media"); provided, however, that the foregoing prohibition shall not apply to (1) Media where the audience or viewers are within an Adult-Only Facility (provided such Media are not visible to persons outside such Adult-Only Facility); (2) Media not intended for distribution or display to the public; or (3) instructional Media concerning non-conventional cigarettes viewed only by or provided only to smokers who are Adults.

      (f) Ban on Tobacco Brand Name Merchandise. Beginning July 1, 1999, no Participating Manufacturer may, within any Settling State, market, distribute, offer, sell, license or cause to be marketed, distributed, offered, sold or licensed (including, without limitation, by catalogue or direct mail), any apparel or other merchandise (other than Tobacco Products, items the sole function of which is to advertise Tobacco Products, or written or electronic publications) which bears a Brand Name. Provided, however, that nothing in this subsection shall (1) require any Participating Manufacturer to breach or terminate any licensing agreement or other contract in existence as of June 20, 1997 (this exception shall not apply beyond the current term of any existing contract, without regard to any renewal or option term that may be exercised by such Participating Manufacturer); (2) prohibit the distribution to any Participating Manufacturer's employee who is not Underage of any item described above that is intended for the personal use of such an employee; (3) require any Participating Manufacturer to retrieve, collect or otherwise recover any item that prior to the MSA Execution Date was marketed, distributed, offered, sold, licensed, or caused to be marketed, distributed, offered, sold or licensed by such Participating Manufacturer; (4) apply to coupons or other items used by Adults solely in connection with the purchase of Tobacco Products; or
(5) apply to apparel or other merchandise used within an Adult-Only Facility that is not distributed (by sale or otherwise) to any member of the general public.

      (g) Ban on Youth Access to Free Samples. After the MSA Execution Date, no Participating Manufacturer may, within any Settling State, distribute or cause to be distributed any free samples of Tobacco Products except in an Adult-Only Facility. For purposes of this Agreement, a "free sample" does not include a Tobacco Product that is provided to an Adult in connection with (1) the purchase, exchange or redemption for proof of purchase of any Tobacco Products (including, but not limited to, a free offer in connection with the purchase of Tobacco Products, such as a "two-for-one" offer), or (2) the conducting of consumer testing or evaluation of Tobacco Products with persons who certify that they are Adults.

      (h) Ban on Gifts to Underage Persons Based on Proofs of Purchase. Beginning one year after the MSA Execution Date, no Participating Manufacturer may provide or cause to be provided to any person without sufficient proof that such person is an Adult any item in exchange for the purchase of Tobacco Products, or the furnishing of credits, proofs-of-purchase, or coupons with respect to such a purchase. For purposes of the preceding sentence only, (1) a driver's license or other government-issued identification (or legible photocopy thereof), the validity of which is certified by the person to whom the item is provided, shall by itself be deemed to be a sufficient form of proof of age; and
(2) in the case of items provided (or to be redeemed) at retail establishments, a

Participating Manufacturer shall be entitled to rely on verification of proof of age by the retailer, where such retailer is required to obtain verification under applicable federal, state or local law.

      (i) Limitation on Third-Party Use of Brand Names. After the MSA Execution Date, no Participating Manufacturer may license or otherwise expressly authorize any third party to use or advertise within any Settling State any Brand Name in a manner prohibited by this Agreement if done by such Participating Manufacturer itself. Each Participating Manufacturer shall, within 10 days after the MSA Execution Date, designate a person (and provide written notice to NAAG of such designation) to whom the Attorney General of any Settling State may provide written notice of any such third-party activity that would be prohibited by this Agreement if done by such Participating Manufacturer itself. Following such written notice, the Participating Manufacturer will promptly take commercially reasonable steps against any such non-de minimis third-party activity. Provided, however, that nothing in this subsection shall require any Participating Manufacturer to (1) breach or terminate any licensing agreement or other contract in existence as of July 1, 1998 (this exception shall not apply beyond the current term of any existing contract, without regard to any renewal or option term that may be exercised by such Participating Manufacturer); or (2) retrieve, collect or otherwise recover any item that prior to the MSA Execution Date was marketed, distributed, offered, sold, licensed or caused to be marketed, distributed, offered, sold or licensed by such Participating Manufacturer.

      (j) Ban on Non-Tobacco Brand Names. No Participating Manufacturer may, pursuant to any agreement requiring the payment of money or other valuable consideration, use or cause to be used as a brand name of any Tobacco Product any nationally recognized or nationally established brand name or trade name of any non-tobacco item or service or any nationally recognized or nationally established sports team, entertainment group or individual celebrity. Provided, however, that the preceding sentence shall not apply to any Tobacco Product brand name in existence as of July 1, 1998. For the purposes of this subsection, the term "other valuable consideration" shall not include an agreement between two entities who enter into such agreement for the sole purpose of avoiding infringement claims.

      (k) Minimum Pack Size of Twenty Cigarettes. No Participating Manufacturer may, beginning 60 days after the MSA Execution Date and through and including December 31, 2001, manufacture or cause to be manufactured for sale in any Settling State any pack or other container of Cigarettes containing fewer than 20 Cigarettes (or, in the case of roll-your-own tobacco, any package of roll-your-own tobacco containing less than 0.60 ounces of tobacco). No Participating Manufacturer may, beginning 150 days after the MSA Execution Date and through and including December 31, 2001, sell or distribute in any Settling State any pack or other container of Cigarettes containing fewer than 20 Cigarettes (or, in the case of roll-your-own tobacco, any package of roll-your-own tobacco containing less than 0.60 ounces of tobacco). Each Participating Manufacturer further agrees that following the MSA Execution Date it shall not oppose, or cause to be opposed (including through any third party or Affiliate), the passage by any Settling State of any legislative proposal or administrative rule applicable to all Tobacco Product Manufacturers and all retailers of Tobacco Products prohibiting the manufacture and sale of any pack or other container of Cigarettes containing fewer than 20 Cigarettes

(or, in the case of roll-your-own tobacco, any package of roll-your-own tobacco containing less than 0.60 ounces of tobacco).

      (l) Corporate Culture Commitments Related to Youth Access and Consumption. Beginning 180 days after the MSA Execution Date each Participating Manufacturer shall:

            (1) promulgate or reaffirm corporate principles that express and explain its commitment to comply with the provisions of this Agreement and the reduction of use of Tobacco Products by Youth, and clearly and regularly communicate to its employees and customers its commitment to assist in the reduction of Youth use of Tobacco Products;

            (2) designate an executive level manager (and provide written notice to NAAG of such designation) to identify methods to reduce Youth access to, and the incidence of Youth consumption of, Tobacco Products; and

            (3) encourage its employees to identify additional methods to reduce Youth access to, and the incidence of Youth consumption of, Tobacco Products.

      (m) Limitations on Lobbying. Following State-Specific Finality in a Settling State:

            (1) No Participating Manufacturer may oppose, or cause to be opposed (including through any third party or Affiliate), the passage by such Settling State (or any political subdivision thereof) of those state or local legislative proposals or administrative rules described in Exhibit F hereto intended by their terms to reduce Youth access to, and the incidence of Youth consumption of, Tobacco Products. Provided, however, that the foregoing does not prohibit any Participating Manufacturer from
      (A) challenging enforcement of, or suing for declaratory or injunctive relief with respect to, any such legislation or rule on any grounds; (B) continuing, after State-Specific Finality in such Settling State, to oppose or cause to be opposed, the passage during the legislative session in which State-Specific Finality in such Settling State occurs of any specific state or local legislative proposals or administrative rules introduced prior to the time of State-Specific Finality in such Settling State; (C) opposing, or causing to be opposed, any excise tax or income tax provision or user fee or other payments relating to Tobacco Products or Tobacco Product Manufacturers; or (D) opposing, or causing to be opposed, any state or local legislative proposal or administrative rule that also includes measures other than those described in Exhibit F.

            (2) Each Participating Manufacturer shall require all of its officers and employees engaged in lobbying activities in such Settling State after State-Specific Finality, contract lobbyists engaged in lobbying activities in such Settling State after State-Specific Finality, and any other third parties who engage in lobbying activities in such Settling State after State-Specific Finality on behalf of such Participating Manufacturer ("lobbyist" and "lobbying activities" having the meaning such terms have under the law of the Settling State in question) to certify in writing to the Participating Manufacturer that they:

                  (A) will not support or oppose any state, local or federal legislation, or seek or oppose any governmental action, on behalf of the Participating Manufacturer without the Participating Manufacturer's express authorization (except where such advance express authorization is not reasonably practicable);

                  (B) are aware of and will fully comply with this Agreement and all laws and regulations applicable to their lobbying activities, including, without limitation, those related to disclosure of financial contributions. Provided, however, that if the Settling State in question has in existence no laws or regulations relating to disclosure of financial contributions regarding lobbying activities, then each Participating Manufacturer shall, upon request of the Attorney General of such Settling State, disclose to such Attorney General any payment to a lobbyist that the Participating Manufacturer knows or has reason to know will be used to influence legislative or administrative actions of the state or local government relating to Tobacco Products or their use. Disclosures made pursuant to the preceding sentence shall be filed in writing with the Office of the Attorney General on the first day of February and the first day of August of each year for any and all payments made during the six month period ending on the last day of the preceding December and June, respectively, with the following information: (1) the name, address, telephone number and e-mail address (if any) of the recipient; (2) the amount of each payment; and (3) the aggregate amount of all payments described in this subsection (2)(B) to the recipient in the calendar year; and

                  (C) have reviewed and will fully abide by the Participating
            Manufacturer's corporate principles promulgated pursuant to this Agreement when acting on behalf of the Participating Manufacturer.

            (3) No Participating Manufacturer may support or cause to be supported (including through any third party or Affiliate) in Congress or any other forum legislation or rules that would preempt, override, abrogate or diminish such Settling State's rights or recoveries under this Agreement. Except as specifically provided in this Agreement, nothing herein shall be deemed to restrain any Settling State or Participating Manufacturer from advocating terms of any national settlement or taking any other positions on issues relating to tobacco.

      (n) Restriction on Advocacy Concerning Settlement Proceeds. After the MSA Execution Date, no Participating Manufacturer may support or cause to be supported (including through any third party or Affiliate) the diversion of any proceeds of this settlement to any program or use that is neither tobacco-related nor health-related in connection with the approval of this Agreement or in any subsequent legislative appropriation of settlement proceeds.

      (o) Dissolution of The Tobacco Institute, Inc., the Council for Tobacco Research-U.S.A., Inc. and the Center for Indoor Air Research, Inc.

            (1) The Council for Tobacco Research-U.S.A., Inc. ("CTR") (a not-for-profit corporation formed under the laws of the State of New York) shall, pursuant to the plan of dissolution previously negotiated and agreed to between the Attorney General of the State of New York and CTR, cease all operations and be dissolved in accordance with the laws of the State of New York (and with the preservation of all applicable privileges held by any member company of CTR).

            (2) The Tobacco Institute, Inc. ("TI") (a not-for-profit corporation formed under the laws of the State of New York) shall, pursuant to a plan of dissolution to be negotiated by the Attorney General of the State of New York and the Original Participating Manufacturers in accordance with Exhibit G hereto, cease all operations and be dissolved in accordance with the laws of the State of New York and under the authority of the Attorney General of the State of New York (and with the preservation of all applicable privileges held by any member company of TI).

            (3) Within 45 days after Final Approval, the Center for Indoor Air Research, Inc. ("CIAR") shall cease all operations and be dissolved in a manner consistent with applicable law and with the preservation of all applicable privileges (including, without limitation, privileges held by any member company of CIAR).

            (4) The Participating Manufacturers shall direct the Tobacco-Related Organizations to preserve all records that relate in any way to issues raised in smoking-related health litigation.

            (5) The Participating Manufacturers may not reconstitute CTR or its function in any form.

            (6) The Participating Manufacturers represent that they have the authority to and will effectuate subsections (1) through (5) hereof.

      (p) Regulation and Oversight of New Tobacco-Related Trade Associations.

            (1) A Participating Manufacturer may form or participate in new tobacco-related trade associations (subject to all applicable laws), provided such associations agree in writing not to act in any manner contrary to any provision of this Agreement. Each Participating Manufacturer agrees that if any new tobacco-related trade association fails to so agree, such Participating Manufacturer will not participate in or support such association.

            (2) Any tobacco-related trade association that is formed or controlled by one or more of the Participating Manufacturers after the MSA Execution Date shall adopt by-laws governing the association's procedures and the activities of its members, board, employees, agents and other representatives with respect to the tobacco-related trade association. Such by-laws shall include, among other things, provisions that:

                  (A) each officer of the association shall be appointed by the board of the association, shall be an employee of such association, and during such officer's term shall not be a director of or employed by any member of the association or by an Affiliate of any member of the association;

                  (B) legal counsel for the association shall be independent, and neither counsel nor any member or employee of counsel's law firm shall serve as legal counsel to any member of the association or to a manufacturer of Tobacco Products that is an Affiliate of any member of the association during the time that it is serving as legal counsel to the association; and

                  (C) minutes describing the substance of the meetings of the board of directors of the association shall be prepared and shall be maintained by the association for a period of at least five years following their preparation.

            (3) Without limitation on whatever other rights to access they may be permitted by law, for a period of seven years from the date any new tobacco-related trade association is formed by any of the Participating Manufacturers after the MSA Execution Date the antitrust authorities of any Settling State may, for the purpose of enforcing this Agreement, upon reasonable cause to believe that a violation of this Agreement has occurred, and upon reasonable prior written notice (but in no event less than 10 Business Days):

                  (A) have access during regular office hours to inspect and copy all relevant non-privileged, non-work-product books, records, meeting agenda and minutes, and other documents (whether in hard copy form or stored electronically) of such association insofar as they pertain to such believed violation; and

                  (B) interview the association's directors, officers and
            employees (who shall be entitled to have counsel present) with respect to relevant, non-privileged, non-work-product matters pertaining to such believed violation.

Documents and information provided to Settling State antitrust authorities shall be kept confidential by and among such authorities, and shall be utilized only by the Settling States and only for the purpose of enforcing this Agreement or the criminal law. The inspection and discovery rights provided to the Settling States pursuant to this subsection shall be coordinated so as to avoid repetitive and excessive inspection and discovery.

      (q) Prohibition on Agreements to Suppress Research. No Participating Manufacturer may enter into any contract, combination or conspiracy with any other

Tobacco Product Manufacturer that has the purpose or effect of: (1) limiting competition in the production or distribution of information about health hazards or other consequences of the use of their products; (2) limiting or suppressing research into smoking and health; or (3) limiting or suppressing research into the marketing or development of new products. Provided, however, that nothing in this subsection shall be deemed to (1) require any Participating Manufacturer to produce, distribute or otherwise disclose any information that is subject to any privilege or protection; (2) preclude any Participating Manufacturer from entering into any joint defense or joint legal interest agreement or arrangement (whether or not in writing), or from asserting any privilege pursuant thereto; or (3) impose any affirmative obligation on any Participating Manufacturer to conduct any research.

      (r) Prohibition on Material Misrepresentations. No Participating Manufacturer may make any material misrepresentation of fact regarding the health consequences of using any Tobacco Product, including any tobacco additives, filters, paper or other ingredients. Nothing in this subsection shall limit the exercise of any First Amendment right or the assertion of any defense or position in any judicial, legislative or regulatory forum.

IV. PUBLIC ACCESS TO DOCUMENTS

      (a) After the MSA Execution Date, the Original Participating Manufacturers and the Tobacco-Related Organizations will support an application for the dissolution of any protective orders entered in each Settling State's lawsuit identified in Exhibit D with respect only to those documents, indices and privilege logs that have been produced as of the MSA Execution Date to such Settling State and (1) as to which defendants have made no claim, or have withdrawn any claim, of attorney-client privilege, attorney work-product protection, common interest/joint defense privilege (collectively, "privilege"), trade-secret protection, or confidential or proprietary business information; and (2) that are not inappropriate for public disclosure because of personal privacy interests or contractual rights of third parties that may not be abrogated by the Original Participating Manufacturers or the Tobacco-Related Organizations.

      (b) Notwithstanding State-Specific Finality, if any order, ruling or recommendation was issued prior to September 17, 1998 rejecting a claim of privilege or trade-secret protection with respect to any document or documents in a lawsuit identified in Exhibit D, the Settling State in which such order, ruling or recommendation was made may, no later than 45 days after the occurrence of State-Specific Finality in such Settling State, seek public disclosure of such document or documents by application to the court that issued such order, ruling or recommendation and the court shall retain jurisdiction for such purposes. The Original Participating Manufacturers and Tobacco-Related Organizations do not consent to, and may object to, appeal from or otherwise oppose any such application for disclosure. The Original Participating Manufacturers and Tobacco-Related Organizations will not assert that the settlement of such lawsuit has divested the court of jurisdiction or that such Settling State lacks standing to seek public disclosure on any applicable ground.

      (c) The Original Participating Manufacturers will maintain at their expense their Internet document websites accessible through "TobaccoResolution.com" or a similar website until June 30, 2010. The Original Participating Manufacturers will maintain the documents that currently appear on their respective websites and will add additional documents to their websites as provided in this section IV.

      (d) Within 180 days after the MSA Execution Date, each Original Participating Manufacturer and Tobacco-Related Organization will place on its website copies of the following documents, except as provided in subsections IV(e) and IV(f) below:

            (1) all documents produced by such Original Participating Manufacturer or Tobacco-Related Organization as of the MSA Execution Date in any action identified in Exhibit D or any action identified in section 2 of Exhibit H that was filed by an Attorney General. Among these documents, each Original Participating Manufacturer and Tobacco-Related Organization will give the highest priority to (A) the documents that were listed by the State of Washington as trial exhibits in the State of Washington v. American Tobacco Co., et al., No. 96-2-15056-8 SEA (Wash. Super. Ct., County of King); and (B) the documents as to which such Original Participating Manufacturer or Tobacco-Related Organization withdrew any claim of privilege as a result of the re-examination of privilege claims pursuant to court order in State of Oklahoma v. R.J. Reynolds Tobacco Company, et al., CJ-96-2499-L (Dist. Ct., Cleveland County);

            (2) all documents that can be identified as having been produced by, and copies of transcripts of depositions given by, such Original Participating Manufacturer or Tobacco-Related Organization as of the MSA Execution Date in the litigation matters specified in section 1 of Exhibit H; and

            (3) all documents produced by such Original Participating Manufacturer or Tobacco-Related Organization as of the MSA Execution Date and listed by the plaintiffs as trial exhibits in the litigation matters specified in section 2 of Exhibit H.

      (e) Unless copies of such documents are already on its website, each Original Participating Manufacturer and Tobacco-Related Organization will place on its website copies of documents produced in any production of documents that takes place on or after the date 30 days before the MSA Execution Date in any federal or state court civil action concerning smoking and health. Copies of any documents required to be placed on a website pursuant to this subsection will be placed on such website within the later of 45 days after the MSA Execution Date or within 45 days after the production of such documents in any federal or state court action concerning smoking and health. This obligation will continue until June 30, 2010. In placing such newly produced documents on its website, each Original Participating Manufacturer or Tobacco-Related Organization will identify, as part of its index to be created pursuant to subsection IV(h), the action in which it produced such documents and the date on which such documents were added to its website.

      (f) Nothing in this section IV shall require any Original Participating Manufacturer or Tobacco-Related Organization to place on its website or otherwise disclose documents that: (1) it continues to claim to be privileged, a trade secret, confidential or proprietary business information, or that contain other information not appropriate for public disclosure because of personal privacy interests or contractual rights of third parties; or (2) continue to be subject to any protective order, sealing order or other order or ruling that prevents or limits a litigant from disclosing such documents.

      (g) Oversized or multimedia records will not be required to be placed on the Website, but each Original Participating Manufacturers and Tobacco-Related Organizations will make any such records available to the public by placing copies of them in the document depository established in The State of Minnesota, et al. v. Philip Morris Incorporated, et al., C1-94-8565 (County of Ramsey, District Court, 2d Judicial Cir.).

      (h) Each Original Participating Manufacturer will establish an index and other features to improve searchable access to the document images on its website, as set forth in Exhibit I.

      (i) Within 90 days after the MSA Execution Date, the Original Participating Manufacturers will furnish NAAG with a project plan for completing the Original Participating Manufacturers' obligations under subsection IV(h) with respect to documents currently on their websites and documents being placed on their websites pursuant to subsection IV(d). NAAG may engage a computer consultant at the Original Participating Manufacturers' expense for a period not to exceed two years and at a cost not to exceed $100,000. NAAG's computer consultant may review such plan and make recommendations consistent with this Agreement. In addition, within 120 days after the completion of the Original Participating Manufacturers' obligations under subsection IV(d), NAAG's computer consultant may make final recommendations with respect to the websites consistent with this Agreement. In preparing these recommendations, NAAG's computer consultant may seek input from Settling State officials, public health organizations and other users of the websites.

      (j) The expenses incurred pursuant to subsection IV(i), and the expenses related to documents of the Tobacco-Related Organizations, will be severally shared among the Original Participating Manufacturers (allocated among them according to their Relative Market Shares). All other expenses incurred under this section will be borne by the Original Participating Manufacturer that incurs such expense.

V. TOBACCO CONTROL AND UNDERAGE USE LAWS

      Each Participating Manufacturer agrees that following State-Specific Finality in a Settling State it will not initiate, or cause to be initiated, a facial challenge against the enforceability or constitutionality of such Settling State's (or such Settling State's political subdivisions') statutes, ordinances and administrative rules relating to tobacco control enacted prior to June 1, 1998 (other than a statute, ordinance or rule challenged in any lawsuit listed in Exhibit M).

VI. ESTABLISHMENT OF A NATIONAL FOUNDATION

      (a) Foundation Purposes. The Settling States believe that a comprehensive, coordinated program of public education and study is important to further the remedial goals of this Agreement. Accordingly, as part of the settlement of claims described herein, the payments specified in subsections VI(b), VI(c), and IX(e) shall be made to a charitable foundation, trust or similar organization (the "Foundation") and/or to a program to be operated within the Foundation (the "National Public Education Fund"). The purposes of the Foundation will be to support (1) the study of and programs to reduce Youth Tobacco Product usage and Youth substance abuse in the States, and (2) the study of and educational programs to prevent diseases associated with the use of Tobacco Products in the States.

      (b) Base Foundation Payments. On March 31, 1999, and on March 31 of each subsequent year for a period of nine years thereafter, each Original Participating Manufacturer shall severally pay its Relative Market Share of $25,000,000 to fund the Foundation. The payments to be made by each of the Original Participating Manufacturers pursuant to this subsection (b) shall be subject to no adjustments, reductions, or offsets, and shall be paid to the Escrow Agent (to be credited to the Subsection VI(b) Account), who shall disburse such payments to the Foundation only upon the occurrence of State-Specific Finality in at least one Settling State.

      (c) National Public Education Fund Payments.

            (1) Each Original Participating Manufacturer shall severally pay its Relative Market Share of the following base amounts on the following dates to the Escrow Agent for the benefit of the Foundation's National Public Education Fund to be used for the purposes and as described in subsections VI(f)(1), VI(g) and VI(h) below: $250,000,000 on March 31, 1999;
      $300,000,000 on March 31, 2000; $300,000,000 on March 31, 2001;
      $300,000,000 on March 31, 2002; and $300,000,000 on March 31, 2003, as
      such amounts are modified in accordance with this subsection (c). The payment due on March 31, 1999 pursuant to this subsection (c)(1) is to be credited to the Subsection VI(c) Account (First). The payments due on or after March 31, 2000 pursuant to this subsection VI(c)(1) are to be credited to the Subsection VI(c) Account (Subsequent).

            (2) The payments to be made by the Original Participating Manufacturers pursuant to this subsection (c), other than the payment due on March 31, 1999, shall be subject to the Inflation Adjustment, the Volume Adjustment and the offset for miscalculated or disputed payments described in subsection XI(i).

            (3) The payment made pursuant to this subsection (c) on March 31, 1999 shall be disbursed by the Escrow Agent to the Foundation only upon the occurrence of State-Specific Finality in at least one Settling State. Each remaining payment pursuant to this subsection (c) shall be disbursed by the Escrow Agent to the Foundation only when State-Specific Finality has occurred in Settling States having aggregate Allocable Shares equal to at least 80% of the total aggregate Allocable Shares assigned to all States that were Settling States as of the MSA Execution Date.

            (4) In addition to the payments made pursuant to this subsection
      (c), the National Public Education Fund will be funded (A) in accordance with subsection IX(e), and (B) through monies contributed by other entities directly to the Foundation and designated for the National Public Education Fund ("National Public Education Fund Contributions").

            (5) The payments made by the Original Participating Manufacturers pursuant to this subsection (c) and/or subsection IX(e) and monies received from all National Public Education Fund Contributions will be deposited and invested in accordance with the laws of the state of incorporation of the Foundation.

      (d) Creation and Organization of the Foundation. NAAG, through its executive committee, will provide for the creation of the Foundation. The Foundation shall be organized exclusively for charitable, scientific, and educational purposes within the meaning of Internal Revenue Code section 501(c)(3). The organizational documents of the Foundation shall specifically incorporate the provisions of this Agreement relating to the Foundation, and will provide for payment of the Foundation's administrative expenses from the funds paid pursuant to subsection VI(b) or VI(c). The Foundation shall be governed by a board of directors. The board of directors shall be comprised of eleven directors. NAAG, the National Governors' Association ("NGA"), and the National Conference of State Legislatures ("NCSL") shall each select from its membership two directors. These six directors shall select the five additional directors. One of these five additional directors shall have expertise in public health issues. Four of these five additional directors shall have expertise in medical, child psychology, or public health disciplines. The board of directors shall be nationally geographically diverse.

      (e) Foundation Affiliation. The Foundation shall be formally affiliated with an educational or medical institution selected by the board of directors.

      (f) Foundation Functions. The functions of the Foundation shall be:

            (1) carrying out a nationwide sustained advertising and education program to (A) counter the use by Youth of Tobacco Products, and (B) educate consumers about the cause and prevention of diseases associated with the use of Tobacco Products;

            (2) developing and disseminating model advertising and education programs to counter the use by Youth of substances that are unlawful for use or purchase by Youth, with an emphasis on reducing Youth smoking; monitoring and testing the effectiveness of such model programs; and, based on the information received from such monitoring and testing, continuing to develop and disseminate revised versions of such model programs, as appropriate;

            (3) developing and disseminating model classroom education programs and curriculum ideas about smoking and substance abuse in the K-12 school system, including specific target programs for special at-risk populations; monitoring and testing the effectiveness of such model programs and ideas; and, based on the information received from such monitoring and testing, continuing to develop and disseminate revised versions of such model programs or ideas, as appropriate;

            (4) developing and disseminating criteria for effective cessation programs; monitoring and testing the effectiveness of such criteria; and continuing to develop and disseminate revised versions of such criteria, as appropriate;

            (5) commissioning studies, funding research, and publishing reports on factors that influence Youth smoking and substance abuse and developing strategies to address the conclusions of such studies and research;

            (6) developing other innovative Youth smoking and substance abuse prevention programs;

            (7) providing targeted training and information for parents;

            (8) maintaining a library open to the public of Foundation-funded studies, reports and other publications related to the cause and prevention of Youth smoking and substance abuse;

            (9) tracking and monitoring Youth smoking and substance abuse, with a focus on the reasons for any increases or failures to decrease Youth smoking and substance abuse and what actions can be taken to reduce Youth smoking and substance abuse;

            (10) receiving, controlling, and managing contributions from other entities to further the purposes described in this Agreement; and

            (11) receiving, controlling, and managing such funds paid by the Participating Manufacturers pursuant to subsections VI(b) and VI(c) above.

      (g) Foundation Grant-Making. The Foundation is authorized to make grants from the National Public Education Fund to Settling States and their political subdivisions to carry out sustained advertising and education programs to (1) counter the use by Youth of Tobacco Products, and (2) educate consumers about the cause and prevention of diseases associated with the use of Tobacco Products. In making such grants, the Foundation shall consider whether the Settling State or political subdivision applying for such grant:

            (1) demonstrates the extent of the problem regarding Youth smoking in such Settling State or political subdivision;

            (2) either seeks the grant to implement a model program developed by the Foundation or provides the Foundation with a specific plan for such applicant's intended use of the grant monies, including demonstrating such applicant's ability to develop an effective advertising/education campaign and to assess the effectiveness of such advertising/education campaign;

            (3) has other funds readily available to carry out a sustained advertising and education program to (A) counter the use by Youth of Tobacco Products, and (B) educate consumers about the cause and prevention of diseases associated with the use of Tobacco Products; and

            (4) is a Settling State that has not severed this section VI from its settlement with the Participating Manufacturers pursuant to subsection VI(i) below, or is a political subdivision in such a Settling State.

      (h) Foundation Activities. The Foundation shall not engage in, nor shall any of the Foundation's money be used to engage in, any political activities or lobbying, including, but not limited to, support of or opposition to candidates, ballot initiatives, referenda or other similar activities. The National Public Education Fund shall be used only for public education and advertising regarding the addictiveness, health effects, and social costs related to the use of tobacco products and shall not be used for any personal attack on, or vilification of, any person (whether by name or business affiliation), company, or governmental agency, whether individually or collectively. The Foundation shall work to ensure that its activities are carried out in a culturally and linguistically appropriate manner. The Foundation's activities (including the National Public Education Fund) shall be carried out solely within the States. The payments described in subsections VI(b) and VI(c) above are made at the direction and on behalf of Settling States. By making such payments in such manner, the Participating Manufacturers do not undertake and expressly disclaim any responsibility with respect to the creation, operation, liabilities, or tax status of the Foundation or the National Public Education Fund.

      (i) Severance of this Section. If the Attorney General of a Settling State determines that such Settling State may not lawfully enter into this section VI as a matter of applicable state law, such Attorney General may sever this section VI from its settlement with the Participating Manufacturers by giving written notice of such severance to each Participating Manufacturer and NAAG pursuant to subsection XVIII(k) hereof. If any Settling State exercises its right to sever this section VI, this section VI shall not be considered a part of the specific settlement between such Settling State and the Participating Manufacturers, and this section VI shall not be enforceable by or in such Settling State. The payment obligation of subsections VI(b) and VI(c) hereof shall apply regardless of a determination by one or more Settling States to sever section VI hereof; provided, however, that if all Settling States sever section VI hereof, the payment obligations of subsections (b) and (c) hereof shall be null and void. If the Attorney General of a Settling State that severed this section VI subsequently determines that such Settling State may lawfully enter into this section VI as a matter of applicable state law, such Attorney General may rescind such Settling State's previous severance of this section VI by giving written notice of such rescission to each Participating Manufacturer and NAAG pursuant to subsection XVIII(k). If any Settling State rescinds such severance, this section VI shall be considered a part of the specific settlement between such Settling State and the Participating Manufacturers (including for purposes of subsection (g)(4)), and this section VI shall be enforceable by and in such Settling State.

VII. ENFORCEMENT

      (a) Jurisdiction. Each Participating Manufacturer and each Settling State acknowledge that the Court: (1) has jurisdiction over the subject matter of the action identified in Exhibit D in such Settling State and over each Participating Manufacturer; (2) shall retain exclusive jurisdiction for the purposes of implementing and enforcing this Agreement and the Consent Decree as to such Settling State; and (3) except as provided in subsections IX(d), XI(c) and XVII(d) and Exhibit O, shall be the only court to which disputes under this Agreement or the Consent Decree are presented as to such Settling State. Provided, however, that notwithstanding the foregoing, the Escrow Court (as defined in the Escrow Agreement) shall have exclusive jurisdiction, as provided in section 15 of the Escrow Agreement, over any suit, action or proceeding seeking to interpret or enforce any provision of, or based on any right arising out of, the Escrow Agreement.

      (b) Enforcement of Consent Decree. Except as expressly provided in the Consent Decree, any Settling State or Released Party may apply to the Court to enforce the terms of the Consent Decree (or for a declaration construing any such term) with respect to alleged violations within such Settling State. A Settling State may not seek to enforce the Consent Decree of another Settling State; provided, however, that nothing contained herein shall affect the ability of any Settling State to (1) coordinate state enforcement actions or proceedings, or (2) file or join any amicus brief. In the event that the Court determines that any Participating Manufacturer or Settling State has violated the Consent Decree within such Settling State, the party that initiated the proceedings may request any and all relief available within such Settling State pursuant to the Consent Decree.

      (c) Enforcement of this Agreement.

            (1) Except as provided in subsections IX(d), XI(c), XVII(d) and Exhibit O, any Settling State or Participating Manufacturer may bring an action in the Court to enforce the terms of this Agreement (or for a declaration construing any such term ("Declaratory Order")) with respect to disputes, alleged violations or alleged breaches within such Settling State.

            (2) Before initiating such proceedings, a party shall provide 30 days' written notice to the Attorney General of each Settling State, to NAAG, and to each Participating Manufacturer of its intent to initiate proceedings pursuant to this subsection. The 30-day notice period may be shortened in the event that the relevant Attorney General reasonably determines that a compelling time-sensitive public health and safety concern requires more immediate action.

            (3) In the event that the Court determines that any Participating Manufacturer or Settling State has violated or breached this Agreement, the party that initiated the proceedings may request an order restraining such violation or breach, and/or ordering compliance within such Settling State (an "Enforcement Order").

            (4) If an issue arises as to whether a Participating Manufacturer has failed to comply with an Enforcement Order, the Attorney General for the Settling State in question may seek an order for interpretation or for monetary, civil contempt or criminal sanctions to enforce compliance with such Enforcement Order.

            (5) If the Court finds that a good-faith dispute exists as to the meaning of the terms of this Agreement or a Declaratory Order, the Court may in its discretion determine to enter a Declaratory Order rather than an Enforcement Order.

            (6) Whenever possible, the parties shall seek to resolve an alleged violation of this Agreement by discussion pursuant to subsection XVIII(m) of this Agreement. In addition, in determining whether to seek an Enforcement Order, or in determining whether to seek an order for monetary, civil contempt or criminal sanctions for any claimed violation of an Enforcement Order, the Attorney General shall give good-faith consideration to whether the Participating Manufacturer that is claimed to have violated this Agreement has taken appropriate and reasonable steps to cause the claimed violation to be cured, unless such party has been guilty of a pattern of violations of like nature.

      (d) Right of Review. All orders and other judicial determinations made by any court in connection with this Agreement or any Consent Decree shall be subject to all available appellate review, and nothing in this Agreement or any Consent Decree shall be deemed to constitute a waiver of any right to any such review.

      (e) Applicability. This Agreement and the Consent Decree apply only to the Participating Manufacturers in their corporate capacity acting through their respective successors and assigns, directors, officers, employees, agents, subsidiaries, divisions, or other internal organizational units of any kind or any other entities acting in concert or participation with them. The remedies, penalties and sanctions that may be imposed or assessed in connection with a breach or violation of this Agreement or the Consent Decree (or any Declaratory Order or Enforcement Order issued in connection with this Agreement or the Consent Decree ) shall only apply to the Participating Manufacturers, and shall not be imposed or assessed against any employee, officer or director of any Participating Manufacturer, or against any other person or entity as a consequence of such breach or violation, and the Court shall have no jurisdiction to do so.

      (f) Coordination of Enforcement. The Attorneys General of the Settling States (through NAAG) shall monitor potential conflicting interpretations by courts of different States of this Agreement and the Consent Decrees. The Settling States shall use their best efforts, in cooperation with the Participating Manufacturers, to coordinate and resolve the effects of such conflicting interpretations as to matters that are not exclusively local in nature.

      (g) Inspection and Discovery Rights. Without limitation on whatever other rights to access they may be permitted by law, following State-Specific Finality in a Settling State and for seven years thereafter, representatives of the Attorney General of such Settling State may, for the purpose of enforcing this Agreement and the Consent Decree, upon reasonable cause to believe that a violation of this Agreement or the Consent Decree has occurred, and upon reasonable prior written notice (but in no event less than 10 Business Days):
(1) have access during regular office hours to inspect and copy all relevant non-privileged, non-work-product books, records, meeting agenda and minutes, and other documents (whether in hard copy form or stored electronically) of each Participating Manufacturer insofar as they pertain to such believed violation; and (2) interview each Participating Manufacturer's directors, officers and employees (who shall be entitled to have counsel present) with respect to relevant, non-privileged, non-work-product matters pertaining to such believed violation. Documents and information provided to representatives of the Attorney General of such Settling State pursuant to this section VII shall be kept confidential by the Settling States, and shall be utilized only by the Settling States and only for purposes of enforcing this Agreement, the Consent Decree and the criminal law. The inspection and discovery rights provided to such Settling State pursuant to this subsection shall be coordinated through NAAG so as to avoid repetitive and excessive inspection and discovery.

VIII. CERTAIN ONGOING RESPONSIBILITIES OF THE SETTLING STATES

      (a) Upon approval of the NAAG executive committee, NAAG will provide coordination and facilitation for the implementation and enforcement of this Agreement on behalf of the Attorneys General of the Settling States, including the following:

            (1) NAAG will assist in coordinating the inspection and discovery activities referred to in subsections III(p)(3) and VII(g) regarding compliance with this Agreement by the Participating Manufacturers and any new tobacco-related trade associations.

            (2) NAAG will convene at least two meetings per year and one major national conference every three years for the Attorneys General of the Settling States, the directors of the Foundation and three persons designated by each Participating Manufacturer. The purpose of the meetings and conference is to evaluate the success of this Agreement and coordinate efforts by the Attorneys General and the Participating Manufacturers to continue to reduce Youth smoking.

            (3) NAAG will periodically inform NGA, NCSL, the National Association of Counties and the National League of Cities of the results of the meetings and conferences referred to in subsection (a)(2) above.

            (4) NAAG will support and coordinate the efforts of the Attorneys General of the Settling States in carrying out their responsibilities under this Agreement.

            (5) NAAG will perform the other functions specified for it in this Agreement, including the functions specified in section IV.

      (b) Upon approval by the NAAG executive committee to assume the responsibilities outlined in subsection VIII(a) hereof, each Original Participating Manufacturer shall cause to be paid, beginning on December 31, 1998, and on December 31 of each year thereafter through and including December 31, 2007, its Relative Market Share of $150,000 per year to the Escrow Agent (to be credited to the Subsection VIII(b) Account), who shall disburse such monies to NAAG within 10 Business Days, to fund the activities described in subsection VIII(a).

      (c) The Attorneys General of the Settling States, acting through NAAG, shall establish a fund ("The States' Antitrust/Consumer Protection Tobacco Enforcement Fund") in the form attached as Exhibit J, which will be maintained by such Attorneys General to supplement the Settling States' (1) enforcement and implementation of the terms of this Agreement and the Consent Decrees, and (2) investigation and litigation of potential violations of laws with respect to Tobacco Products, as set forth in Exhibit J. Each Original Participating Manufacturer shall on March 31, 1999, severally pay its Relative Market Share of $50,000,000 to the Escrow Agent (to be credited to the Subsection VIII(c) Account), who shall disburse such monies to NAAG upon the occurrence of State-Specific Finality in at least one Settling State. Such funds will be used in accordance with the provisions of Exhibit J.

IX. PAYMENTS

      (a) All Payments Into Escrow. All payments made pursuant to this Agreement (except those payments made pursuant to section XVII) shall be made into escrow pursuant to the Escrow Agreement, and shall be credited to the appropriate Account established pursuant to the Escrow Agreement. Such payments shall be disbursed to the beneficiaries or returned to the Participating Manufacturers only as provided in section XI and the Escrow Agreement. No payment obligation under this Agreement shall arise (1) unless and until the Escrow Court has approved and retained jurisdiction over the Escrow Agreement or (2) if such approval is reversed (unless and until such reversal is itself reversed). The parties agree to proceed as expeditiously as possible to resolve any issues that prevent approval of the Escrow Agreement. If any payment (other than the first initial payment under subsection IX(b)) is delayed because the Escrow Agreement has not been approved, such payment shall be due and payable (together with interest at the Prime Rate) within 10 Business Days after approval of the Escrow Agreement by the Escrow Court.

      (b) Initial Payments. On the second Business Day after the Escrow Court approves and retains jurisdiction over the Escrow Agreement, each Original Participating Manufacturer shall severally pay to the Escrow Agent (to be credited to the Subsection IX(b) Account (First)) its Market Capitalization Percentage (as set forth in Exhibit K) of the base amount of $2,400,000,000. On January 10, 2000, each Original Participating Manufacturer shall severally pay to the Escrow Agent its Relative Market Share of the base amount of $2,472,000,000. On January 10, 2001, each Original Participating Manufacturer shall severally pay to the Escrow Agent its Relative Market Share of the base amount of $2,546,160,000. On January 10, 2002, each Original Participating Manufacturer shall severally pay to the Escrow Agent its Relative Market Share of the base amount of $2,622,544,800. On January 10, 2003, each Original Participating Manufacturer shall severally pay to the Escrow Agent its Relative Market Share of the base amount of $2,701,221,144. The payments pursuant to this subsection (b) due on or after January 10, 2000 shall be credited to the Subsection IX(b) Account (Subsequent). The foregoing payments shall be modified in accordance with this subsection (b). The payments made by the Original Participating Manufacturers pursuant to this subsection (b) (other than the first such payment) shall be subject to the Volume Adjustment, the Non-Settling States Reduction and the offset for miscalculated or disputed payments described in subsection XI(i). The first payment due under this subsection (b) shall be subject to the Non-Settling States Reduction, but such reduction shall be determined as of the date one day before such payment is due (rather than the date 15 days before).

      (c) Annual Payments and Strategic Contribution Payments.

            (1) On April 15, 2000 and on April 15 of each year thereafter in perpetuity, each Original Participating Manufacturer shall severally pay to the Escrow Agent (to be credited to the Subsection IX(c)(1) Account) its Relative Market Share of the base amounts specified below, as such payments are modified in accordance with this subsection (c)(1):

                         Year                      Base Amount

                         2000                     $4,500,000,000
                         2001                     $5,000,000,000
                         2002                     $6,500,000,000
                         2003                     $6,500,000,000
                         2004                     $8,000,000,000
                         2005                     $8,000,000,000
                         2006                     $8,000,000,000
                         2007                     $8,000,000,000
                         2008                     $8,139,000,000
                         2009                     $8,139,000,000
                         2010                     $8,139,000,000
                         2011                     $8,139,000,000
                         2012                     $8,139,000,000
                         2013                     $8,139,000,000
                         2014                     $8,139,000,000
                         2015                     $8,139,000,000
                         2016                     $8,139,000,000
                         2017                     $8,139,000,000
             2018 and each year thereafter        $9,000,000,000

      The payments made by the Original Participating Manufacturers pursuant to this subsection (c)(1) shall be subject to the Inflation Adjustment, the Volume Adjustment, the Previously Settled States Reduction, the Non-Settling States Reduction, the NPM Adjustment, the offset for miscalculated or disputed payments described in subsection XI(i), the Federal Tobacco Legislation Offset, the Litigating Releasing Parties Offset, and the offsets for claims over described in subsections XII(a)(4)(B) and XII(a)(8).

            (2) On April 15, 2008 and on April 15 of each year thereafter through 2017, each Original Participating Manufacturer shall severally pay to the Escrow Agent (to be credited to the Subsection IX(c)(2) Account) its Relative Market Share of the base amount of $861,000,000, as such payments are modified in accordance with this subsection (c)(2). The payments made by the Original

      Participating Manufacturers pursuant to this subsection (c)(2) shall be subject to the Inflation Adjustment, the Volume Adjustment, the NPM Adjustment, the offset for miscalculated or disputed payments described in subsection XI(i), the Federal Tobacco Legislation Offset, the Litigating Releasing Parties Offset, and the offsets for claims over described in subsections XII(a)(4)(B) and XII(a)(8). Such payments shall also be subject to the Non-Settling States Reduction; provided, however, that for purposes of payments due pursuant to this subsection (c)(2) (and corresponding payments by Subsequent Participating Manufacturers under subsection IX(i)), the Non-Settling States Reduction shall be derived as follows: (A) the payments made by the Original Participating Manufacturers pursuant to this subsection (c)(2) shall be allocated among the Settling States on a percentage basis to be determined by the Settling States pursuant to the procedures set forth in Exhibit U, and the resulting allocation percentages disclosed to the Escrow Agent, the Independent Auditor and the Original Participating Manufacturers not later than June 30, 1999; and (B) the Non-Settling States Reduction shall be based on the sum of the Allocable Shares so established pursuant to subsection
      (c)(2)(A) for those States that were Settling States as of the MSA Execution Date and as to which this Agreement has terminated as of the date 15 days before the payment in question is due.

      (d) Non-Participating Manufacturer Adjustment.

            (1) Calculation of NPM Adjustment for Original Participating Manufacturers. To protect the public health gains achieved by this Agreement, certain payments made pursuant to this Agreement shall be subject to an NPM

      Adjustment. Payments by the Original Participating Manufacturers to which the NPM Adjustment applies shall be adjusted as provided below:

                  (A) Subject to the provisions of subsections (d)(1)(C),
            (d)(1)(D) and (d)(2) below, each Allocated Payment shall be adjusted by subtracting from such Allocated Payment the product of such Allocated Payment amount multiplied by the NPM Adjustment Percentage. The "NPM Adjustment Percentage" shall be calculated as follows:

                        (i) If the Market Share Loss for the year immediately
                  preceding the year in which the payment in question is due is less than or equal to 0 (zero), then the NPM Adjustment Percentage shall equal zero.

                        (ii) If the Market Share Loss for the year immediately
                  preceding the year in which the payment in question is due is greater than 0 (zero) and less than or equal to 16 2/3 percentage points, then the NPM Adjustment Percentage shall be equal to the product of (x) such Market Share Loss and (y) 3 (three).

                        (iii) If the Market Share Loss for the year immediately
                  preceding the year in which the payment in question is due is greater than 16 2/3 percentage points, then the NPM Adjustment Percentage shall be equal to the sum of (x) 50 percentage points and (y) the product of (1) the Variable Multiplier and
                  (2) the result of such Market Share Loss minus 16 2/3 percentage points.

                  (B) Definitions:

                        (i) "Base Aggregate Participating Manufacturer Market
                  Share" means the result of (x) the sum of the applicable Market Shares (the applicable Market Share to be that for 1997) of all present and former Tobacco Product Manufacturers that were Participating Manufacturers during the entire calendar year immediately preceding the year in which the payment in question is due minus (y) 2 (two) percentage points.

                        (ii) "Actual Aggregate Participating Manufacturer Market
                  Share" means the sum of the applicable Market Shares of all present and former Tobacco Product Manufacturers that were Participating Manufacturers during the entire calendar year immediately preceding the year in which the payment in question is due (the applicable Market Share to be that for the calendar year immediately preceding the year in which the payment in question is due).

                        (iii) "Market Share Loss" means the result of (x) the
                  Base Aggregate Participating Manufacturer Market Share minus
                  (y) the Actual Aggregate Participating Manufacturer Market Share.

                        (iv) "Variable Multiplier" equals 50 percentage points
                  divided by the result of (x) the Base Aggregate Participating Manufacturer Market Share minus (y) 16 2/3 percentage points.

                  (C) On or before February 2 of each year following a year in which there was a Market Share Loss greater than zero, a nationally recognized firm of economic consultants (the "Firm") shall determine whether the disadvantages experienced as a result of the provisions of this Agreement were a significant factor contributing to the Market Share Loss for the year in question. If the Firm determines that the disadvantages experienced as a result of the provisions of this Agreement were a significant factor contributing to the Market Share Loss for the year in question, the NPM Adjustment described in subsection IX(d)(1) shall apply. If the Firm determines that the disadvantages experienced as a result of the provisions of this Agreement were not a significant factor contributing to the Market Share Loss for the year in question, the NPM Adjustment described in subsection IX(d)(1) shall not apply. The Original Participating Manufacturers, the Settling States, and the Attorneys General for the Settling States shall cooperate to ensure that the determination described in this subsection (1)(C) is timely made. The Firm shall be acceptable to (and the principals responsible for this assignment shall be acceptable to) both the Original Participating Manufacturers and a majority of those Attorneys General who are both the Attorney General of a Settling State and a member of the NAAG executive committee at the time in question (or in the event no such firm or no such principals shall be acceptable to such parties, National Economic Research Associates, Inc., or its successors by merger, acquisition or otherwise ("NERA"), acting through a principal or principals acceptable to such parties, if such a person can be identified and, if not, acting through a principal or principals identified by NERA, or a successor firm selected by the CPR Institute for Dispute Resolution). As soon as practicable after the MSA Execution Date, the Firm shall be jointly retained by the Settling States and the Original Participating Manufacturers for the purpose of making the foregoing determination, and the Firm shall provide written notice to each Settling State, to NAAG, to the Independent Auditor and to each Participating Manufacturer of such determination. The determination of the Firm with respect to this issue shall be conclusive and binding upon all parties, and shall be final and non-appealable. The reasonable fees and expenses of the Firm shall be paid by the Original Participating Manufacturers according to their Relative Market Shares. Only the Participating Manufacturers and the Settling States, and their respective counsel, shall be entitled to communicate with the Firm with respect to the Firm's activities pursuant to this subsection
            (1)(C).

                  (D) No NPM Adjustment shall be made with respect to a payment if the aggregate number of Cigarettes shipped in or to the fifty United States, the District of Columbia and Puerto Rico in the year immediately preceding the year in which the payment in question is due by those Participating Manufacturers that had become Participating Manufacturers prior to 14 days after the MSA Execution Date is greater than the aggregate number of Cigarettes shipped in or to the fifty United States, the

            District of Columbia, and Puerto Rico in 1997 by such Participating Manufacturers (and any of their Affiliates that made such shipments in 1997, as demonstrated by certified audited statements of such Affiliates' shipments, and that do not continue to make such shipments after the MSA Execution Date because the responsibility for such shipments has been transferred to one of such Participating Manufacturers). Measurements of shipments for purposes of this subsection (D) shall be made in the manner prescribed in subsection II(mm); in the event that such shipment data is unavailable for any Participating Manufacturer for 1997, such Participating Manufacturer's shipment volume for such year shall be measured in the manner prescribed in subsection II(z).

            (2) Allocation among Settling States of NPM Adjustment for Original Participating Manufacturers.

                  (A) The NPM Adjustment set forth in subsection (d)(1) shall apply to the Allocated Payments of all Settling States, except as set forth below.

                  (B) A Settling State's Allocated Payment shall not be subject to an NPM Adjustment: (i) if such Settling State continuously had a Qualifying Statute (as defined in subsection (2)(E) below) in full force and effect during the entire calendar year immediately preceding the year in which the payment in question is due, and diligently enforced the provisions of such statute during such entire calendar year; or (ii) if such Settling State enacted the Model Statute (as defined in subsection (2)(E) below) for the first time during the calendar year immediately preceding the year in which the payment in question is due, continuously had the Model Statute in full force and effect during the last six months of such calendar year, and diligently enforced the provisions of such statute during the period in which it was in full force and effect.

                  (C) The aggregate amount of the NPM Adjustments that would have applied to the Allocated Payments of those Settling States that are not subject to an NPM Adjustment pursuant to subsection (2)(B) shall be reallocated among all other Settling States pro rata in proportion to their respective Allocable Shares (the applicable Allocable Shares being those listed in Exhibit A), and such other Settling States' Allocated Payments shall be further reduced accordingly.

                  (D) This subsection (2)(D) shall apply if the amount of the
            NPM Adjustment applied pursuant to subsection (2)(A) to any Settling State plus the amount of the NPM Adjustments reallocated to such Settling State pursuant to subsection (2)(C) in any individual year would either (i) exceed such Settling State's Allocated Payment in that year, or (ii) if subsection (2)(F) applies to the Settling State in question, exceed 65% of such Settling State's Allocated Payment in that year. For each Settling State that has an excess as described in the preceding sentence, the excess amount of NPM Adjustment shall be further reallocated among all other Settling States whose Allocated Payments are subject to an NPM Adjustment and that do not have such an excess, pro rata in proportion to their respective Allocable Shares, and such other Settling States' Allocated

            Payments shall be further reduced accordingly. The provisions of this subsection (2)(D) shall be repeatedly applied in any individual year until either (i) the aggregate amount of NPM Adjustments has been fully reallocated or (ii) the full amount of the NPM Adjustments subject to reallocation under subsection (2)(C) or
            (2)(D) cannot be fully reallocated in any individual year as described in those subsections because (x) the Allocated Payment in that year of each Settling State that is subject to an NPM Adjustment and to which subsection (2)(F) does not apply has been reduced to zero, and (y) the Allocated Payment in that year of each Settling State to which subsection (2)(F) applies has been reduced to 35% of such Allocated Payment.

                  (E) A "Qualifying Statute" means a Settling State's statute, regulation, law and/or rule (applicable everywhere the Settling State has authority to legislate) that effectively and fully neutralizes the cost disadvantages that the Participating Manufacturers experience vis-a-vis Non-Participating Manufacturers within such Settling State as a result of the provisions of this Agreement. Each Participating Manufacturer and each Settling State agree that the model statute in the form set forth in Exhibit T (the "Model Statute"), if enacted without modification or addition (except for particularized state procedural or technical requirements) and not in conjunction with any other legislative or regulatory proposal, shall constitute a Qualifying Statute. Each Participating Manufacturer agrees to support the enactment of such Model

            Statute if such Model Statute is introduced or proposed (i) without modification or addition (except for particularized procedural or technical requirements), and (ii) not in conjunction with any other legislative proposal.

                  (F) If a Settling State (i) enacts the Model Statute without any modification or addition (except for particularized state procedural or technical requirements) and not in conjunction with any other legislative or regulatory proposal, (ii) uses its best efforts to keep the Model Statute in full force and effect by, among other things, defending the Model Statute fully in any litigation brought in state or federal court within such Settling State (including litigating all available appeals that may affect the effectiveness of the Model Statute), and (iii) otherwise complies with subsection (2)(B), but a court of competent jurisdiction nevertheless invalidates or renders unenforceable the Model Statute with respect to such Settling State, and but for such ruling the Settling State would have been exempt from an NPM Adjustment under subsection (2)(B), then the NPM Adjustment (including reallocations pursuant to subsections (2)(C) and (2)(D)) shall still apply to such Settling State's Allocated Payments but in any individual year shall not exceed 65% of the amount of such Allocated Payments.

                  (G) In the event a Settling State proposes and/or enacts a statute, regulation, law and/or rule (applicable everywhere the Settling State has authority to legislate) that is not the Model Statute and asserts that such statute, regulation, law and/or rule is a Qualifying Statute, the Firm shall be jointly retained by the Settling States and the Original Participating Manufacturers for the purpose of determining whether or not such statute, regulation, law and/or rule constitutes a Qualifying Statute. The Firm shall make the foregoing determination within 90 days of a written request to it from the relevant Settling State (copies of which request the Settling State shall also provide to all Participating Manufacturers and the Independent Auditor), and the Firm shall promptly thereafter provide written notice of such determination to the relevant Settling State, NAAG, all Participating Manufacturers and the Independent Auditor. The determination of the Firm with respect to this issue shall be conclusive and binding upon all parties, and shall be final and non-appealable; provided, however, (i) that such determination shall be of no force and effect with respect to a proposed statute, regulation, law and/or rule that is thereafter enacted with any modification or addition; and (ii) that the Settling State in which the Qualifying Statute was enacted and any Participating Manufacturer may at any time request that the Firm reconsider its determination as to this issue in light of subsequent events (including, without limitation, subsequent judicial review, interpretation, modification and/or disapproval of a Settling State's Qualifying Statute, and the manner and/or the effect of enforcement of such Qualifying Statute). The Original Participating Manufacturers shall severally pay their Relative Market Shares of the reasonable fees and expenses of the Firm. Only the

            Participating Manufacturers and Settling States, and their respective counsel, shall be entitled to communicate with the Firm with respect to the Firm's activities pursuant to this subsection
            (2)(G).

                  (H) Except as provided in subsection (2)(F), in the event a
            Qualifying Statute is enacted within a Settling State and is thereafter invalidated or declared unenforceable by a court of competent jurisdiction, otherwise rendered not in full force and effect, or, upon reconsideration by the Firm pursuant to subsection
            (2)(G) determined not to constitute a Qualifying Statute, then such Settling State's Allocated Payments shall be fully subject to an NPM Adjustment unless and until the requirements of subsection (2)(B) have been once again satisfied.

            (3) Allocation of NPM Adjustment among Original Participating Manufacturers. The portion of the total amount of the NPM Adjustment to which the Original Participating Manufacturers are entitled in any year that can be applied in such year consistent with subsection IX(d)(2) (the "Available NPM Adjustment") shall be allocated among them as provided in this subsection IX(d)(3).

                  (A) The "Base NPM Adjustment" shall be determined for each
            Original Participating Manufacturer in such year as follows:

                        (i) For those Original Participating Manufacturers whose
                  Relative Market Shares in the year immediately preceding the year in which the NPM Adjustment in question is applied exceed or are equal to their respective 1997 Relative Market Shares, the Base NPM Adjustment shall equal 0 (zero).

                        (ii) For those Original Participating Manufacturers
                  whose Relative Market Shares in the year immediately preceding the year in which the NPM Adjustment in question is applied are less than their respective 1997 Relative Market Shares, the Base NPM Adjustment shall equal the result of (x) the difference between such Original Participating Manufacturer's Relative Market Share in such preceding year and its 1997 Relative Market Share multiplied by both (y) the number of individual Cigarettes (expressed in thousands of units) shipped in or to the United States, the District of Columbia and Puerto Rico by all the Original Participating Manufacturers in such preceding year (determined in accordance with subsection II(mm)) and (z) $20 per each thousand units of Cigarettes (as this number is adjusted pursuant to subsection IX(d)(3)(C) below).

                        (iii) For those Original Participating Manufacturers
                  whose Base NPM Adjustment, if calculated pursuant to subsection (ii) above, would exceed $300 million (as this number is adjusted pursuant to subsection IX(d)(3)(C) below), the Base NPM Adjustment shall equal $300 million (or such adjusted number, as provided in subsection IX(d)(3)(C) below).

                  (B) The share of the Available NPM Adjustment each Original
            Participating Manufacturer is entitled to shall be calculated as follows:

                        (i) If the Available NPM Adjustment the Original
                  Participating Manufacturers are entitled to in any year is less than or equal to the sum of the Base NPM Adjustments of all Original Participating Manufacturers in such year, then such Available NPM Adjustment shall be allocated among those Original Participating Manufacturers whose Base NPM Adjustment is not equal to 0 (zero) pro rata in proportion to their respective Base NPM Adjustments.

                        (ii) If the Available NPM Adjustment the Original
                  Participating Manufacturers are entitled to in any year exceeds the sum of the Base NPM Adjustments of all Original Participating Manufacturers in such year, then (x) the difference between such Available NPM Adjustment and such sum of the Base NPM Adjustments shall be allocated among the Original Participating Manufacturers pro rata in proportion to their Relative Market Shares (the applicable Relative Market Shares to be those in the year immediately preceding such year), and (y) each Original Participating Manufacturer's share of such Available NPM Adjustment shall equal the sum of
                  (1) its Base NPM Adjustment for such year, and (2) the amount allocated to such Original Participating Manufacturer pursuant to clause (x).

                        (iii) If an Original Participating Manufacturer's share
                  of the Available NPM Adjustment calculated pursuant to subsection IX(d)(3)(B)(i) or IX(d)(3)(B)(ii) exceeds such Original Participating Manufacturer's payment amount to which such NPM Adjustment applies (as such payment amount has been determined pursuant to step B of clause "Seventh" of subsection IX(j)), then (1) such Original Participating Manufacturer's share of the Available NPM Adjustment shall equal such payment amount, and (2) such excess shall be reallocated among the other Original Participating Manufacturers pro rata in proportion to their Relative Market Shares.

                  (C) Adjustments:

                        (i) For calculations made pursuant to this subsection
                  IX(d)(3) (if any) with respect to payments due in the year 2000, the number used in subsection IX(d)(3)(A)(ii)(z) shall be $20 and the number used in subsection IX(d)(3)(A)(iii) shall be $300 million. Each year thereafter, both these numbers shall be adjusted upward or downward by multiplying each of them by the quotient produced by dividing (x) the average revenue per Cigarette of all the Original Participating Manufacturers in the year immediately preceding such year, by (y) the average revenue per Cigarette of all the Original Participating Manufacturers in the year immediately preceding such immediately preceding year.

                        (ii) For purposes of this subsection, the average
                  revenue per Cigarette of all the Original Participating Manufacturers in any year shall equal (x) the aggregate revenues of all the Original Participating Manufacturers from sales of Cigarettes in the fifty United States, the District of Columbia and Puerto Rico after Federal excise taxes and after payments pursuant to this Agreement and the tobacco litigation Settlement Agreements with the States of Florida, Mississippi, Minnesota and Texas (as such revenues are reported to the United States Securities and Exchange Commission ("SEC") for such year (either independently by the Original Participating Manufacturer or as part of consolidated financial statements reported to the SEC by an Affiliate of the Original Participating Manufacturers) or, in the case of an Original Participating Manufacturer that does not report income to the SEC, as reported in financial statements prepared in accordance with United States generally accepted accounting principles and audited by a nationally recognized accounting firm), divided by (y) the aggregate number of the individual Cigarettes shipped in or to the United States, the District of Columbia and Puerto Rico by all the Original Participating Manufacturers in such year (determined in accordance with subsection II(mm)).

                  (D) In the event that in the year immediately preceding the year in which the NPM Adjustment in question is applied both (x) the Relative

            Market Share of Lorillard Tobacco Company (or of its successor) ("Lorillard") was less than or equal to 20.0000000%, and (y) the number of individual Cigarettes shipped in or to the United States, the District of Columbia and Puerto Rico by Lorillard (determined in accordance with subsection II(mm)) (for purposes of this subsection
            (D), "Volume") was less than or equal to 70 billion, Lorillard's and Philip Morris Incorporated's (or its successor's) ("Philip Morris") shares of the Available NPM Adjustment calculated pursuant to subsections (3)(A)-(C) above shall be further reallocated between Lorillard and Philip Morris as follows (this subsection (3)(D) shall not apply in the year in which either of the two conditions specified in this sentence is not satisfied):

                        (i) Notwithstanding subsections (A)-(C) of this
                  subsection (d)(3), but subject to further adjustment pursuant to subsections (D)(ii) and (D)(iii) below, Lorillard's share of the Available NPM Adjustment shall equal its Relative Market Share of such Available NPM Adjustment (the applicable Relative Market Share to be that in the year immediately preceding the year in which such NPM Adjustment is applied). The dollar amount of the difference between the share of the Available NPM Adjustment Lorillard is entitled to pursuant to the preceding sentence and the share of the Available NPM Adjustment it would be entitled to in the same year pursuant to subsections (d)(3)(A)-(C) shall be reallocated to Philip Morris and used to decrease or increase, as the case may be,

                  Philip Morris's share of the Available NPM Adjustment in such year calculated pursuant to subsections (d)(3)(A)-(C).

                        (ii) In the event that in the year immediately preceding
                  the year in which the NPM Adjustment in question is applied either (x) Lorillard's Relative Market Share was greater than 15.0000000% (but did not exceed 20.0000000%), or (y)
                  Lorillard's Volume was greater than 50 billion (but did not exceed 70 billion), or both, Lorillard's share of the Available NPM Adjustment calculated pursuant to subsection
                  (d)(3)(D)(i) shall be reduced by a percentage equal to the greater of (1) 10.0000000% for each percentage point (or fraction thereof) of excess of such Relative Market Share over 15.0000000% (if any), or (2) 2.5000000% for each billion (or fraction thereof) of excess of such Volume over 50 billion (if any). The dollar amount by which Lorillard's share of the Available NPM Adjustment is reduced in any year pursuant to this subsection (D)(ii) shall be reallocated to Philip Morris and used to increase Philip Morris's share of the Available NPM Adjustment in such year.

                        (iii) In the event that in any year a reallocation of
                  the shares of the Available NPM Adjustment between Lorillard and Philip Morris pursuant to this subsection (d)(3)(D) results in Philip Morris's share of the Available NPM Adjustment in such year exceeding the greater of (x) Philip Morris's Relative Market Share of such Available NPM Adjustment (the applicable Relative Market Share to be that in the year immediately preceding such year), or (y) Philip Morris's share of the Available NPM Adjustment in such year calculated pursuant to subsections
                  (d)(3)(A)-(C), Philip Morris's share of the Available NPM Adjustment in such year shall be reduced to equal the greater of (x) or (y) above. In such instance, the dollar amount by which Philip Morris's share of the Available NPM Adjustment is reduced pursuant to the preceding sentence shall be reallocated to Lorillard and used to increase Lorillard's share of the Available NPM Adjustment in such year.

                        (iv) In the event that either Philip Morris or Lorillard
                  is treated as a Non-Participating Manufacturer for purposes of this subsection IX(d)(3) pursuant to subsection XVIII(w)(2)(A), this subsection (3)(D) shall not be applied, and the Original Participating Manufacturers' shares of the Available NPM Adjustment shall be determined solely as described in subsections (3)(A)-(C).

            (4) NPM Adjustment for Subsequent Participating Manufacturers. Subject to the provisions of subsection IX(i)(3), a Subsequent Participating Manufacturer shall be entitled to an NPM Adjustment with respect to payments due from such Subsequent Participating Manufacturer in any year during which an NPM Adjustment is applicable under subsection
      (d)(1) above to payments due
      from the Original Participating Manufacturers. The amount of such NPM Adjustment shall equal the product of (A) the NPM Adjustment Percentage for such year multiplied by (B) the sum of the payments due in the year in question from such Subsequent Participating Manufacturer that correspond to payments due from Original Participating Manufacturers pursuant to subsection IX(c) (as such payment amounts due from such Subsequent Participating Manufacturer have been adjusted and allocated pursuant to clauses "First" through "Fifth" of subsection IX(j)). The NPM Adjustment to payments by each Subsequent Participating Manufacturer shall be allocated and reallocated among the Settling States in a manner consistent with subsection (d)(2) above.

      (e) Supplemental Payments. Beginning on April 15, 2004, and on April 15 of each year thereafter in perpetuity, in the event that the sum of the Market Shares of the Participating Manufacturers that were Participating Manufacturers during the entire calendar year immediately preceding the year in which the payment in question would be due (the applicable Market Share to be that for the calendar year immediately preceding the year in which the payment in question would be due) equals or exceeds 99.0500000%, each Original Participating Manufacturer shall severally pay to the Escrow Agent (to be credited to the Subsection IX(e) Account) for the benefit of the Foundation its Relative Market Share of the base amount of $300,000,000, as such payments are modified in accordance with this subsection (e). Such payments shall be utilized by the Foundation to fund the national public education functions of the Foundation described in subsection VI(f)(1), in the manner described in and subject to the provisions of subsections VI(g) and VI(h). The payments made by the Original Participating

Manufacturers pursuant to this subsection shall be subject to the Inflation Adjustment, the Volume Adjustment, the Non-Settling States Reduction, and the offset for miscalculated or disputed payments described in subsection XI(i).

      (f) Payment Responsibility. The payment obligations of each Participating Manufacturer pursuant to this Agreement shall be the several responsibility only of that Participating Manufacturer. The payment obligations of a Participating Manufacturer shall not be the obligation or responsibility of any Affiliate of such Participating Manufacturer. The payment obligations of a Participating Manufacturer shall not be the obligation or responsibility of any other Participating Manufacturer. Provided, however, that no provision of this Agreement shall waive or excuse liability under any state or federal fraudulent conveyance or fraudulent transfer law. Any Participating Manufacturer whose Market Share (or Relative Market Share) in any given year equals zero shall have no payment obligations under this Agreement in the succeeding year.

      (g) Corporate Structures. Due to the particular corporate structures of R.J. Reynolds Tobacco Company ("Reynolds") and Brown & Williamson Tobacco Corporation ("B&W") with respect to their non-domestic tobacco operations, Reynolds and B&W shall be severally liable for their respective shares of each payment due pursuant to this Agreement up to (and their liability hereunder shall not exceed) the full extent of their assets used in and earnings derived from, the manufacture and/or sale in the States of Tobacco Products intended for domestic consumption, and no recourse shall be had against any of their other assets or earnings to satisfy such obligations.

      (h) Accrual of Interest. Except as expressly provided otherwise in this Agreement, any payment due hereunder and not paid when due (or payments requiring the accrual of interest under subsection XI(d)) shall accrue interest from and including the date such payment is due until (but not including) the date paid at the Prime Rate plus three percentage points.

      (i) Payments by Subsequent Participating Manufacturers.

            (1) A Subsequent Participating Manufacturer shall have payment obligations under this Agreement only in the event that its Market Share in any calendar year exceeds the greater of (1) its 1998 Market Share or
      (2) 125 percent of its 1997 Market Share (subject to the provisions of subsection (i)(4)). In the year following any such calendar year, such Subsequent Participating Manufacturer shall make payments corresponding to those due in that same following year from the Original Participating Manufacturers pursuant to subsections VI(c) (except for the payment due on March 31, 1999), IX(c)(1), IX(c)(2) and IX(e). The amounts of such corresponding payments by a Subsequent Participating Manufacturer are in addition to the corresponding payments that are due from the Original Participating Manufacturers and shall be determined as described in subsections (2) and (3) below. Such payments by a Subsequent Participating Manufacturer shall (A) be due on the same dates as the corresponding payments are due from Original Participating Manufacturers; (B) be for the same purpose as such corresponding payments; and (C) be paid, allocated and distributed in the same manner as such corresponding payments.

            (2) The base amount due from a Subsequent Participating Manufacturer on any given date shall be determined by multiplying (A) the corresponding base amount due on the same date from all of the Original Participating Manufacturers

      (as such base amount is specified in the corresponding subsection of this Agreement and is adjusted by the Volume Adjustment (except for the provisions of subsection (B)(ii) of Exhibit E), but before such base amount is modified by any other adjustments, reductions or offsets) by (B) the quotient produced by dividing (i) the result of (x) such Subsequent Participating Manufacturer's applicable Market Share (the applicable Market Share being that for the calendar year immediately preceding the year in which the payment in question is due) minus (y) the greater of (1) its 1998 Market Share or (2) 125 percent of its 1997 Market Share, by (ii) the aggregate Market Shares of the Original Participating Manufacturers (the applicable Market Shares being those for the calendar year immediately preceding the year in which the payment in question is due).

            (3) Any payment due from a Subsequent Participating Manufacturer under subsections (1) and (2) above shall be subject (up to the full amount of such payment) to the Inflation Adjustment, the Non-Settling States Reduction, the NPM Adjustment, the offset for miscalculated or disputed payments described in subsection XI(i), the Federal Tobacco Legislation Offset, the Litigating Releasing Parties Offset and the offsets for claims over described in subsections XII(a)(4)(B) and XII(a)(8), to the extent that such adjustments, reductions or offsets would apply to the corresponding payment due from the Original Participating Manufacturers. Provided, however, that all adjustments and offsets to which a Subsequent Participating Manufacturer is entitled may only be applied against payments by such Subsequent Participating Manufacturer, if any, that are due within 12 months after the date on which the Subsequent Participating

      Manufacturer becomes entitled to such adjustment or makes the payment that entitles it to such offset, and shall not be carried forward beyond that time even if not fully used.

            (4) For purposes of this subsection (i), the 1997 (or 1998, as applicable) Market Share (and 125 percent thereof) of those Subsequent Participating Manufacturers that either (A) became a signatory to this Agreement more than 60 days after the MSA Execution Date or (B) had no Market Share in 1997 (or 1998, as applicable), shall equal zero.

      (j) Order of Application of Allocations, Offsets, Reductions and Adjustments. The payments due under this Agreement shall be calculated as set forth below. The "base amount" referred to in clause "First" below shall mean
(1) in the case of payments due from Original Participating Manufacturers, the base amount referred to in the subsection establishing the payment obligation in question; and (2) in the case of payments due from a Subsequent Participating Manufacturer, the base amount referred to in subsection (i)(2) for such Subsequent Participating Manufacturer. In the event that a particular adjustment, reduction or offset referred to in a clause below does not apply to the payment being calculated, the result of the clause in question shall be deemed to be equal to the result of the immediately preceding clause. (If clause "First" is inapplicable, the result of clause "First" will be the base amount of the payment in question prior to any offsets, reductions or adjustments.)

      First: the Inflation Adjustment shall be applied to the base amount of the payment being calculated;

      Second: the Volume Adjustment (other than the provisions of subsection
(B)(iii) of Exhibit E) shall be applied to the result of clause "First";

      Third: the result of clause "Second" shall be reduced by the Previously Settled States Reduction;

      Fourth: the result of clause "Third" shall be reduced by the Non-Settling States Reduction;

      Fifth: in the case of payments due under subsections IX(c)(1) and IX(c)(2), the results of clause "Fourth" for each such payment due in the calendar year in question shall be apportioned among the Settling States pro rata in proportion to their respective Allocable Shares, and the resulting amounts for each particular Settling State shall then be added together to form such Settling State's Allocated Payment. In the case of payments due under subsection IX(i) that correspond to payments due under subsections IX(c)(1) or IX(c)(2), the results of clause "Fourth" for all such payments due from a particular Subsequent Participating Manufacturer in the calendar year in question shall be apportioned among the Settling States pro rata in proportion to their respective Allocable Shares, and the resulting amounts for each particular Settling State shall then be added together. (In the case of all other payments made pursuant to this Agreement, this clause "Fifth" is inapplicable.);

      Sixth: the NPM Adjustment shall be applied to the results of clause "Fifth" pursuant to subsections IX(d)(1) and (d)(2) (or, in the case of payments due from the Subsequent Participating Manufacturers, pursuant to subsection IX(d)(4));

      Seventh: in the case of payments due from the Original Participating Manufacturers to which clause "Fifth" (and therefore clause "Sixth") does not apply, the result of clause "Fourth" shall be allocated among the Original Participating Manufacturers according to their Relative Market Shares. In the case of payments due from the Original Participating Manufacturers to which clause "Fifth" applies: (A) the Allocated Payments of all Settling States determined pursuant to clause "Fifth" (prior to reduction pursuant to clause "Sixth") shall be added together; (B) the resulting sum shall be allocated among the Original Participating Manufacturers according to their Relative Market Shares and subsection (B)(iii) of Exhibit E hereto (if such subsection is applicable); (C) the Available NPM Adjustment (as determined pursuant to clause "Sixth") shall be allocated among the Original Participating Manufacturers pursuant to subsection IX(d)(3); (D) the respective result of step (C) above for each Original Participating Manufacturer shall be subtracted from the respective result of step (B) above for such Original Participating Manufacturer; and (E) the resulting payment amount due from each Original Participating Manufacturer shall then be allocated among the Settling States in proportion to the respective results of clause "Sixth" for each Settling State. The offsets described in clauses "Eighth" through "Twelfth" shall then be applied separately against each Original Participating Manufacturer's resulting payment shares (on a Settling State by Settling State basis) according to each Original Participating Manufacturer's separate entitlement to such offsets, if any, in the calendar year in question. (In the case of payments due from Subsequent Participating Manufacturers, this clause "Seventh" is inapplicable.)

      Eighth: the offset for miscalculated or disputed payments described in subsection XI(i) (and any carry-forwards arising from such offset) shall be applied to the results of clause "Seventh" (in the case of payments due from the Original Participating

Manufacturers) or to the results of clause "Sixth" (in the case of payments due from Subsequent Participating Manufacturers);

      Ninth: the Federal Tobacco Legislation Offset (including any carry-forwards arising from such offset) shall be applied to the results of clause "Eighth";

      Tenth: the Litigating Releasing Parties Offset (including any carry-forwards arising from such offset) shall be applied to the results of clause "Ninth";

      Eleventh: the offset for claims over pursuant to subsection XII(a)(4)(B) (including any carry-forwards arising from such offset) shall be applied to the results of clause "Tenth";

      Twelfth: the offset for claims over pursuant to subsection XII(a)(8) (including any carry-forwards arising from such offset) shall be applied to the results of clause "Eleventh"; and

      Thirteenth: in the case of payments to which clause "Fifth" applies, the Settling States' allocated shares of the payments due from each Participating Manufacturer (as such shares have been determined in step (E) of clause "Seventh" in the case of payments from the Original Participating Manufacturers or in clause "Sixth" in the case of payments from the Subsequent Participating Manufacturers, and have been reduced by clauses "Eighth" through "Twelfth") shall be added together to state the aggregate payment obligation of each Participating Manufacturer with respect to the payments in question. (In the case of a payment to which clause "Fifth" does not apply, the aggregate payment obligation of each Participating Manufacturer with respect to the payment in question shall be stated by the results of clause "Eighth.")

X. EFFECT OF FEDERAL TOBACCO-RELATED LEGISLATION

      (a) If federal tobacco-related legislation is enacted after the MSA Execution Date and on or before November 30, 2002, and if such legislation provides for payment(s) by any Original Participating Manufacturer (whether by settlement payment, tax or any other means), all or part of which are actually made available to a Settling State ("Federal Funds"), each Original Participating Manufacturer shall receive a continuing dollar-for-dollar offset for any and all amounts that are paid by such Original Participating Manufacturer pursuant to such legislation and actually made available to such Settling State (except as described in subsections (b) and (c) below). Such offset shall be applied against the applicable Original Participating Manufacturer's share (determined as described in step E of clause "Seventh" of subsection IX(j)) of such Settling State's Allocated Payment, up to the full amount of such Original Participating Manufacturer's share of such Allocated Payment (as such share had been reduced by adjustment, if any, pursuant to the NPM Adjustment and has been reduced by offset, if any, pursuant to the offset for miscalculated or disputed payments). Such offset shall be made against such Original Participating Manufacturer's share of the first Allocated Payment due after such Federal Funds are first available for receipt by such Settling State. In the event that such offset would in any given year exceed such Original Participating Manufacturer's share of such Allocated Payment: (1) the offset to which such Original Participating Manufacturer is entitled under this section in such year shall be the full amount of such Original Participating Manufacturer's share of such Allocated Payment, and (2) all amounts not offset by reason of subsection (1) shall carry forward and be offset in the following year(s) until all such amounts have been offset.

      (b) The offset described in subsection (a) shall apply only to that portion of Federal Funds, if any, that are either unrestricted as to their use, or restricted to any form of health care or to any use related to tobacco (including, but not limited to, tobacco education, cessation, control or enforcement) (other than that portion of Federal Funds, if any, that is specifically applicable to tobacco growers or communities dependent on the production of tobacco or Tobacco Products). Provided, however, that the offset described in subsection (a) shall not apply to that portion of Federal Funds, if any, whose receipt by such Settling State is conditioned upon or appropriately allocable to:

            (1) the relinquishment of rights or benefits under this Agreement (including the Consent Decree); or

            (2) actions or expenditures by such Settling State, unless:

                  (A) such Settling State chooses to undertake such action or expenditure;

                  (B) such actions or expenditures do not impose significant constraints on public policy choices; or

                  (C) such actions or expenditures are both: (i) related to
            health care or tobacco (including, but not limited to, tobacco education, cessation, control or enforcement) and (ii) do not require such Settling State to expend state matching funds in an amount that is significant in relation to the amount of the Federal Funds made available to such Settling State.

      (c) Subject to the provisions of subsection IX(i)(3), Subsequent Participating Manufacturers shall be entitled to the offset described in this section X to the extent that
they are required to pay Federal Funds that would give rise to an offset under subsections (a) and (b) if paid by an Original Participating Manufacturer.

      (d) Nothing in this section X shall (1) reduce the payments to be made to the Settling States under this Agreement other than those described in subsection IX(c) (or corresponding payments under subsection IX(i)) of this Agreement; or (2) alter the Allocable Share used to determine each Settling State's share of the payments described in subsection IX(c) (or corresponding payments under subsection IX(i)) of this Agreement. Nothing in this section X is intended to or shall reduce the total amounts payable by the Participating Manufacturers to the Settling States under this Agreement by an amount greater than the amount of Federal Funds that the Settling States could elect to receive.

XI. CALCULATION AND DISBURSEMENT OF PAYMENTS

      (a) Independent Auditor to Make All Calculations.

            (1) Beginning with payments due in the year 2000, an Independent Auditor shall calculate and determine the amount of all payments owed pursuant to this Agreement, the adjustments, reductions and offsets thereto (and all resulting carry-forwards, if any), the allocation of such payments, adjustments, reductions, offsets and carry-forwards among the Participating Manufacturers and among the Settling States, and shall perform all other calculations in connection with the foregoing (including, but not limited to, determining Market Share, Relative Market Share, Base Aggregate Participating Manufacturer Market Share and Actual Aggregate Participating Manufacturer Market Share). The Independent Auditor shall promptly collect all information necessary to make such calculations and determinations. Each Participating Manufacturer and each Settling State shall provide the Independent Auditor, as promptly as practicable, with information in its possession or readily available to it necessary for the Independent Auditor to perform such calculations. The Independent Auditor shall agree to maintain the confidentiality of all such information, except that the Independent Auditor may provide such information to Participating Manufacturers and the Settling States as set forth in this Agreement. The Participating Manufacturers and the Settling States agree to maintain the confidentiality of such information.

            (2) Payments due from the Original Participating Manufacturers prior to January 1, 2000 (other than the first payment due pursuant to subsection IX(b)) shall be based on the 1998 Relative Market Shares of the Original Participating Manufacturers or, if the Original Participating Manufacturers are unable to agree on such Relative Market Shares, on their 1997 Relative Market Shares specified in Exhibit Q.

      (b) Identity of Independent Auditor. The Independent Auditor shall be a major, nationally recognized, certified public accounting firm jointly selected by agreement of the Original Participating Manufacturers and those Attorneys General of the Settling States who are members of the NAAG executive committee, who shall jointly retain the power to replace the Independent Auditor and appoint its successor. Fifty percent of the costs and fees of the Independent Auditor (but in no event more than $500,000 per annum), shall be paid by the Fund described in Exhibit J hereto, and the balance of such costs and fees shall be paid by the Original Participating Manufacturers, allocated among them according to their Relative Market Shares. The agreement retaining the Independent Auditor shall provide that the Independent Auditor shall perform the functions specified for it in this Agreement, and that it shall do so in the manner specified in this Agreement.

      (c) Resolution of Disputes. Any dispute, controversy or claim arising out of or relating to calculations performed by, or any determinations made by, the Independent Auditor (including, without limitation, any dispute concerning the operation or application of any of the adjustments, reductions, offsets, carry-forwards and allocations described in subsection IX(j) or subsection XI(i)) shall be submitted to binding arbitration before a panel of three neutral arbitrators, each of whom shall be a former Article III federal judge. Each of the two sides to the dispute shall select one arbitrator. The two arbitrators so selected shall select the third arbitrator. The arbitration shall be governed by the United States Federal Arbitration Act.

      (d) General Provisions as to Calculation of Payments.

            (1) Not less than 90 days prior to the scheduled due date of any payment due pursuant to this Agreement ("Payment Due Date"), the Independent Auditor shall deliver to each other Notice Party a detailed itemization of all information required by the Independent Auditor to complete its calculation of (A) the amount due from each Participating Manufacturer with respect to such payment, and (B) the portion of such amount allocable to each entity for whose benefit such payment is to be made. To the extent practicable, the Independent Auditor shall specify in such itemization which Notice Party is requested to produce which information. Each Participating Manufacturer and each Settling State shall use its best efforts to promptly supply all of the required information that is within its possession or is readily available to it to the Independent Auditor, and in any event not less than 50 days prior to such Payment Due Date. Such best efforts obligation shall be continuing in the case of information that comes within the possession of, or becomes readily available to, any Settling State or Participating Manufacturer after the date 50 days prior to such Payment Due Date.

            (2) Not less than 40 days prior to the Payment Due Date, the Independent Auditor shall deliver to each other Notice Party (A) detailed preliminary calculations ("Preliminary Calculations") of the amount due from each Participating Manufacturer and of the amount allocable to each entity for whose benefit such payment is to be made, showing all applicable offsets, adjustments, reductions and carry-forwards and setting forth all the information on which the Independent Auditor relied in preparing such Preliminary Calculations, and (B) a statement of any information still required by the Independent Auditor to complete its calculations.

            (3) Not less than 30 days prior to the Payment Due Date, any Participating Manufacturer or any Settling State that disputes any aspect of the Preliminary Calculations (including, but not limited to, disputing the methodology that the Independent Auditor employed, or the information on which the Independent Auditor relied, in preparing such calculations) shall notify each other Notice Party of such dispute, including the reasons and basis therefor.

            (4) Not less than 15 days prior to the Payment Due Date, the Independent Auditor shall deliver to each other Notice Party a detailed recalculation (a "Final

      Calculation") of the amount due from each Participating Manufacturer, the amount allocable to each entity for whose benefit such payment is to be made, and the Account to which such payment is to be credited, explaining any changes from the Preliminary Calculation. The Final Calculation may include estimates of amounts in the circumstances described in subsection
      (d)(5).

            (5) The following provisions shall govern in the event that the information required by the Independent Auditor to complete its calculations is not in its possession by the date as of which the Independent Auditor is required to provide either a Preliminary Calculation or a Final Calculation.

                  (A) If the information in question is not readily available to any Settling State, any Original Participating Manufacturer or any Subsequent Participating Manufacturer, the Independent Auditor shall employ an assumption as to the missing information producing the minimum amount that is likely to be due with respect to the payment in question, and shall set forth its assumption as to the missing information in its Preliminary Calculation or Final Calculation, whichever is at issue. Any Original Participating Manufacturer, Subsequent Participating Manufacturer or Settling State may dispute any such assumption employed by the Independent Auditor in its Preliminary Calculation in the manner prescribed in subsection
            (d)(3) or any such assumption employed by the Independent Auditor in its Final Calculation in the manner prescribed in subsection (d)(6). If the missing information becomes available to the Independent Auditor prior to the Payment Due Date, the Independent

            Auditor shall promptly revise its Preliminary Calculation or Final Calculation (whichever is applicable) and shall promptly provide the revised calculation to each Notice Party, showing the newly available information. If the missing information does not become available to the Independent Auditor prior to the Payment Due Date, the minimum amount calculated by the Independent Auditor pursuant to this subsection (A) shall be paid on the Payment Due Date, subject to disputes pursuant to subsections (d)(6) and (d)(8) and without prejudice to a later final determination of the correct amount. If the missing information becomes available to the Independent Auditor after the Payment Due Date, the Independent Auditor shall calculate the correct amount of the payment in question and shall apply any overpayment or underpayment as an offset or additional payment in the manner described in subsection (i).

                  (B) If the information in question is readily available to a
            Settling State, Original Participating Manufacturer or Subsequent Participating Manufacturer, but such Settling State, Original Participating Manufacturer or Subsequent Participating Manufacturer does not supply such information to the Independent Auditor, the Independent Auditor shall base the calculation in question on its best estimate of such information, and shall show such estimate in its Preliminary Calculation or Final Calculation, whichever is applicable. Any Original Participating Manufacturer, Subsequent Participating Manufacturer or Settling State (except the entity that withheld the information) may dispute such estimate employed by the Independent Auditor in its Preliminary Calculation in the manner prescribed in subsection (d)(3) or such estimate employed by the Independent Auditor in its Final Calculation in the manner prescribed in subsection (d)(6). If the withheld information is not made available to the Independent Auditor more than 30 days prior to the Payment Due Date, the estimate employed by the Independent Auditor (as revised by the Independent Auditor in light of any dispute filed pursuant to the preceding sentence) shall govern the amounts to be paid on the Payment Due Date, subject to disputes pursuant to subsection (d)(6) and without prejudice to a later final determination of the correct amount. In the event that the withheld information subsequently becomes available, the Independent Auditor shall calculate the correct amount and shall apply any overpayment or underpayment as an offset or additional payment in the manner described in subsection (i).

            (6) Not less than five days prior to the Payment Due Date, each Participating Manufacturer and each Settling State shall deliver to each Notice Party a statement indicating whether it disputes the Independent Auditor's Final Calculation and, if so, the disputed and undisputed amounts and the basis for the dispute. Except to the extent a Participating Manufacturer or a Settling State delivers a statement indicating the existence of a dispute by such date, the amounts set forth in the Independent Auditor's Final Calculation shall be paid on the Payment Due Date. Provided, however, that (A) in the event that the Independent Auditor revises its Final Calculation within five days of the Payment

      Due Date as provided in subsection (5)(A) due to receipt of previously missing information, a Participating Manufacturer or Settling State may dispute such revision pursuant to the procedure set forth in this subsection (6) at any time prior to the Payment Due Date; and (B) prior to the date four years after the Payment Due Date, neither failure to dispute a calculation made by the Independent Auditor nor actual agreement with any calculation or payment to the Escrow Agent or to another payee shall waive any Participating Manufacturer's or Settling State's rights to dispute any payment (or the Independent Auditor's calculations with respect to any payment) after the Payment Due Date. No Participating Manufacturer and no Settling State shall have a right to raise any dispute with respect to any payment or calculation after the date four years after such payment's Payment Due Date.

            (7) Each Participating Manufacturer shall be obligated to pay by the Payment Due Date the undisputed portion of the total amount calculated as due from it by the Independent Auditor's Final Calculation. Failure to pay such portion shall render the Participating Manufacturer liable for interest thereon as provided in subsection IX(h) of this Agreement, in addition to any other remedy available under this Agreement.

            (8) As to any disputed portion of the total amount calculated to be due pursuant to the Final Calculation, any Participating Manufacturer that by the Payment Due Date pays such disputed portion into the Disputed Payments Account (as defined in the Escrow Agreement) shall not be liable for interest thereon even if the amount disputed was in fact properly due and owing. Any

      Participating Manufacturer that by the Payment Due Date does not pay such disputed portion into the Disputed Payments Account shall be liable for interest as provided in subsection IX(h) if the amount disputed was in fact properly due and owing.

            (9) On the same date that it makes any payment pursuant to this Agreement, each Participating Manufacturer shall deliver a notice to each other Notice Party showing the amount of such payment and the Account to which such payment is to be credited.

            (10) On the first Business Day after the Payment Due Date, the Escrow Agent shall deliver to each other Notice Party a statement showing the amounts received by it from each Participating Manufacturer and the Accounts credited with such amounts.

      (e) General Treatment of Payments. The Escrow Agent may disburse amounts from an Account only if permitted, and only at such time as permitted, by this Agreement and the Escrow Agreement. No amounts may be disbursed to a Settling State other than funds credited to such Settling State's State-Specific Account (as defined in the Escrow Agreement). The Independent Auditor, in delivering payment instructions to the Escrow Agent, shall specify: the amount to be paid; the Account or Accounts from which such payment is to be disbursed; the payee of such payment (which may be an Account); and the Business Day on which such payment is to be made by the Escrow Agent. Except as expressly provided in subsection (f) below, in no event may any amount be disbursed from any Account prior to Final Approval.

      (f) Disbursements and Charges Not Contingent on Final Approval. Funds may be disbursed from Accounts without regard to the occurrence of Final Approval in the following circumstances and in the following manner:

            (1) Payments of Federal and State Taxes. Federal, state, local or other taxes imposed with respect to the amounts credited to the Accounts shall be paid from such amounts. The Independent Auditor shall prepare and file any tax returns required to be filed with respect to the escrow. All taxes required to be paid shall be allocated to and charged against the Accounts on a reasonable basis to be determined by the Independent Auditor. Upon receipt of written instructions from the Independent Auditor, the Escrow Agent shall pay such taxes and charge such payments against the Account or Accounts specified in those instructions.

            (2) Payments to and from Disputed Payments Account. The Independent Auditor shall instruct the Escrow Agent to credit funds from an Account to the Disputed Payments Account when a dispute arises as to such funds, and shall instruct the Escrow Agent to credit funds from the Disputed Payments Account to the appropriate payee when such dispute is resolved with finality. The Independent Auditor shall provide the Notice Parties not less than 10 Business Days prior notice before instructing the Escrow Agent to disburse funds from the Disputed Payments Account.

            (3) Payments to a State-Specific Account. Promptly following the occurrence of State-Specific Finality in any Settling State, such Settling State and the Original Participating Manufacturers shall notify the Independent Auditor of such occurrence. The Independent Auditor shall promptly thereafter notify each

      Notice Party of such State-Specific Finality and of the portions of the amounts in the Subsection IX(b) Account (First), Subsection IX(b) Account (Subsequent), Subsection IX(c)(1) Account and Subsection IX(c)(2) Account, respectively (as such Accounts are defined in the Escrow Agreement), that are at such time held in such Accounts for the benefit of such Settling State, and which are to be transferred to the appropriate State-Specific Account for such Settling State. If neither the Settling State in question nor any Participating Manufacturer disputes such amounts or the occurrence of such State-Specific Finality by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the preceding sentence, the Independent Auditor shall promptly instruct the Escrow Agent to make such transfer. If the Settling State in question or any Participating Manufacturer disputes such amounts or the occurrence of such State-Specific Finality by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the second sentence of this subsection (f)(3), the Independent Auditor shall promptly instruct the Escrow Agent to credit the amount disputed to the Disputed Payments Account and the undisputed portion to the appropriate State-Specific Account. No amounts may be transferred or credited to a State-Specific Account for the benefit of any State as to which State-Specific Finality has not occurred or as to which this Agreement has terminated.

            (4) Payments to Parties other than Particular Settling States.

                  (A) Promptly following the occurrence of State-Specific
            Finality in one Settling State, such Settling State and the Original Participating Manufacturers shall notify the Independent Auditor of such occurrence. The Independent Auditor shall promptly thereafter notify each Notice Party of the occurrence of State-Specific Finality in at least one Settling State and of the amounts held in the Subsection VI(b) Account, Subsection VI(c) Account (First), and Subsection VIII(c) Account (as such Accounts are defined in the Escrow Agreement), if any. If neither any of the Settling States nor any of the Participating Manufacturers disputes such amounts or disputes the occurrence of State-Specific Finality in one Settling State, by notice delivered to each Notice Party not later than ten Business Days after delivery by the Independent Auditor of the notice described in the preceding sentence, the Independent Auditor shall promptly instruct the Escrow Agent to disburse the funds held in such Accounts to the Foundation or to the Fund specified in subsection VIII(c), as appropriate. If any Settling State or Participating Manufacturer disputes such amounts or the occurrence of such State-Specific Finality by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the second sentence of this subsection (4)(A), the Independent Auditor shall promptly instruct the Escrow Agent to credit the amounts disputed to the Disputed

            Payments Account and to disburse the undisputed portion to the Foundation or to the Fund specified in subsection VIII(c), as appropriate.

                  (B) The Independent Auditor shall instruct the Escrow Agent to disburse funds on deposit in the Subsection VIII(b) Account and Subsection IX(e) Account (as such Accounts are defined in the Escrow Agreement) to NAAG or to the Foundation, as appropriate, within 10 Business Days after the date on which such amounts were credited to such Accounts.

                  (C) Promptly following the occurrence of State-Specific
            Finality in Settling States having aggregate Allocable Shares equal to at least 80% of the total aggregate Allocable Shares assigned to all States that were Settling States as of the MSA Execution Date, the Settling States and the Original Participating Manufacturers shall notify the Independent Auditor of such occurrence. The Independent Auditor shall promptly thereafter notify each Notice Party of the occurrence of such State-Specific Finality and of the amounts held in the Subsection VI(c) Account (Subsequent) (as such Account is defined in the Escrow Agreement), if any. If neither any of the Settling States nor any of the Participating Manufacturers disputes such amounts or disputes the occurrence of such State-Specific Finality, by notice delivered to each Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the preceding sentence, the Independent Auditor shall promptly instruct the Escrow Agent to disburse the funds held in such Account to the

            Foundation. If any Settling State or Participating Manufacturer disputes such amounts or the occurrence of such State-Specific Finality by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the second sentence of this subsection
            (4)(C), the Independent Auditor shall promptly instruct the Escrow Agent to credit the amounts disputed to the Disputed Payments Account and to disburse the undisputed portion to the Foundation.

            (5) Treatment of Payments Following Termination.

                  (A) As to amounts held for Settling States. Promptly upon the termination of this Agreement with respect to any Settling State (whether or not as part of the termination of this Agreement as to all Settling States) such State or any Participating Manufacturer shall notify the Independent Auditor of such occurrence. The Independent Auditor shall promptly thereafter notify each Notice Party of such termination and of the amounts held in the Subsection IX(b) Account (First), the Subsection IX(b) Account (Subsequent), the Subsection IX(c)(1) Account, the Subsection IX(c)(2) Account, and the State-Specific Account for the benefit of such Settling State. If neither the State in question nor any Participating Manufacturer disputes such amounts or the occurrence of such termination by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the preceding sentence, the Independent Auditor shall promptly instruct the Escrow Agent to transfer such amounts to the Participating Manufacturers (on the basis of their respective contributions of such funds). If the State in question or any Participating Manufacturer disputes the amounts held in the Accounts or the occurrence of such termination by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the second sentence of this subsection (5)(A), the Independent Auditor shall promptly instruct the Escrow Agent to transfer the amount disputed to the Disputed Payments Account and the undisputed portion to the Participating Manufacturers (on the basis of their respective contributions of such funds).

                  (B) As to amounts held for others. If this Agreement is
            terminated with respect to all of the Settling States, the Original Participating Manufacturers shall promptly notify the Independent Auditor of such occurrence. The Independent Auditor shall promptly thereafter notify each Notice Party of such termination and of the amounts held in the Subsection VI(b) Account, the Subsection VI(c) Account (First), the Subsection VIII(b) Account, the Subsection VIII(c) Account and the Subsection IX(e) Account. If neither any such State nor any Participating Manufacturer disputes such amounts or the occurrence of such termination by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the preceding sentence, the Independent Auditor shall promptly instruct the Escrow Agent to transfer such amounts to the Participating Manufacturers (on the basis of their respective contributions of such funds). If any such State or any Participating Manufacturer disputes the amounts held in the Accounts or the occurrence of such termination by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the second sentence of this subsection
            (5)(B), the Independent Auditor shall promptly instruct the Escrow Agent to credit the amount disputed to the Disputed Payments Account and transfer the undisputed portion to the Participating Manufacturers (on the basis of their respective contribution of such funds).

                  (C) As to amounts held in the Subsection VI(c) Account
            (Subsequent). If this Agreement is terminated with respect to Settling States having aggregate Allocable Shares equal to more than 20% of the total aggregate Allocable Shares assigned to those States that were Settling States as of the MSA Execution Date, the Original Participating Manufacturers shall promptly notify the Independent Auditor of such occurrence. The Independent Auditor shall promptly thereafter notify each Notice Party of such termination and of the amounts held in the Subsection VI(c) Account (Subsequent) (as defined in the Escrow Agreement). If neither any such State with respect to which this Agreement has terminated nor any Participating Manufacturer disputes such amounts or the occurrence of such termination by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the preceding sentence, the Independent Auditor shall promptly instruct the Escrow Agent to transfer such amounts to the Participating Manufacturers (on the basis of their respective contributions of such funds). If any such State or any Participating Manufacturer disputes the amounts held in the Account or the occurrence of such termination by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of the notice described in the second sentence of this subsection
            (5)(C), the Independent Auditor shall promptly instruct the Escrow Agent to credit the amount disputed to the Disputed Payments Account and transfer the undisputed portion to the Participating Manufacturers (on the basis of their respective contribution of such funds).

            (6) Determination of amounts paid or held for the benefit of each individual Settling State. For purposes of subsections (f)(3), (f)(5)(A) and (i)(2), the portion of a payment that is made or held for the benefit of each individual Settling State shall be determined: (A) in the case of a payment credited to the Subsection IX(b) Account (First) or the Subsection IX(b) Account (Subsequent), by allocating the results of clause "Eighth" of subsection IX(j) among those Settling States who were Settling States at the time that the amount of such payment was calculated, pro rata in proportion to their respective Allocable Shares; and (B) in the case of a payment credited to the Subsection IX(c)(1) Account or the Subsection IX(c)(2) Account, by the results of clause "Twelfth" of subsection IX(j) for each individual Settling State. Provided, however, that, solely for purposes of subsection (f)(3), the Settling States may by unanimous agreement agree on a different method of allocation of amounts held in the Accounts identified in this subsection (f)(6).

      (g) Payments to be Made Only After Final Approval. Promptly following the occurrence of Final Approval, the Settling States and the Original Participating Manufacturers shall notify the Independent Auditor of such occurrence. The Independent Auditor shall promptly thereafter notify each Notice Party of the occurrence of Final Approval and of the amounts held in the State-Specific Accounts. If neither any of the Settling States nor any of the Participating Manufacturers disputes such amounts, disputes the occurrence of Final Approval or claims that this Agreement has terminated as to any Settling State for whose benefit the funds are held in a State-Specific Account, by notice delivered to each Notice Party not later than 10 Business Days after delivery by the Independent Auditor of such notice of Final Approval, the Independent Auditor shall promptly instruct the Escrow Agent to disburse the funds held in the State-Specific Accounts to (or as directed by) the respective Settling States. If any Notice Party disputes such amounts or the occurrence of Final Approval, or claims that this Agreement has terminated as to any Settling State for whose benefit the funds are held in a State-Specific Account, by notice delivered to each other Notice Party not later than 10 Business Days after delivery by the Independent Auditor of such notice of Final Approval, the Independent Auditor shall promptly instruct the Escrow Agent to credit the amounts disputed to the Disputed Payments Account and to disburse the undisputed portion to (or as directed by) the respective Settling States.

      (h) Applicability to Section XVII Payments. This section XI shall not be applicable to payments made pursuant to section XVII; provided, however, that the Independent Auditor shall be responsible for calculating Relative Market Shares in connection with such payments, and the Independent Auditor shall promptly provide the results of such calculation to any Original Participating Manufacturer or Settling State that requests it do so.

      (i) Miscalculated or Disputed Payments.

            (1) Underpayments.

                  (A) If information becomes available to the Independent
            Auditor not later than four years after a Payment Due Date, and such information shows that any Participating Manufacturer was instructed to make an insufficient payment on such date ("original payment"), the Independent Auditor shall promptly determine the additional payment owed by such Participating Manufacturer and the allocation of such additional payment among the applicable payees. The Independent Auditor shall then reduce such additional payment (up to the full amount of such additional payment) by any adjustments or offsets that were available to the Participating Manufacturer in question against the original payment at the time it was made (and have not since been used) but which such Participating Manufacturer was unable to use against such original payment because such adjustments or offsets were in excess of such original payment (provided that any adjustments or offsets used against such additional payment shall reduce on a dollar-for-dollar basis any remaining carry-forward held by such Participating Manufacturer with respect to such adjustment or offset). The Independent Auditor shall then add interest at the Prime Rate (calculated from the Payment Due Date in question) to the additional payment (as reduced pursuant to the preceding sentence), except that where the additional payment owed by a Participating Manufacturer is the result of an underpayment by such Participating Manufacturer caused by such Participating Manufacturer's withholding of information as described in subsection (d)(5)(B), the applicable interest rate shall be that described in subsection IX(h). The Independent Auditor shall promptly give notice of the additional payment owed by the Participating Manufacturer in question (as reduced and/or increased as described above) to all Notice Parties, showing the new information and all calculations. Upon receipt of such notice, any Participating Manufacturer or Settling State may dispute the Independent Auditor's calculations in the manner described in subsection (d)(3), and the Independent Auditor shall promptly notify each Notice Party of any subsequent revisions to its calculations. Not more than 15 days after receipt of such notice (or, if the Independent Auditor revises its calculations, not more than 15 days after receipt of the revisions), any Participating Manufacturer and any Settling State may dispute the Independent Auditor's calculations in the manner prescribed in subsection (d)(6). Failure to dispute the Independent Auditor's calculations in this manner shall constitute agreement with the Independent Auditor's calculations, subject to the limitations set forth in subsection
            (d)(6). Payment of the undisputed portion of an additional payment shall be made to the Escrow Agent not more than 20 days after receipt of the notice described in this subsection (A) (or, if the Independent Auditor revises its calculations, not more than 20 days after receipt of the revisions). Failure to pay such portion shall render the Participating Manufacturer liable for interest thereon as provided in subsection IX(h). Payment of the disputed portion shall be governed by subsection (d)(8).

                  (B) To the extent a dispute as to a prior payment is resolved with finality against a Participating Manufacturer: (i) in the case where the disputed amount has been paid into the Disputed Payments Account pursuant to subsection (d)(8), the Independent Auditor shall instruct the Escrow Agent to transfer such amount to the applicable payee Account(s); (ii) in the case where the disputed amount has not been paid into the Disputed Payments Account and the dispute was identified prior to the Payment Due Date in question by delivery of a statement pursuant to subsection (d)(6) identifying such dispute, the Independent Auditor shall calculate interest on the disputed amount from the Payment Due Date in question (the applicable interest rate to be that provided in subsection IX(h)) and the allocation of such amount and interest among the applicable payees, and shall provide notice of the amount owed (and the identity of the payor and payees) to all Notice Parties; and (iii) in all other cases, the procedure described in subsection (ii) shall apply, except that the applicable interest rate shall be the Prime Rate.

            (2) Overpayments.

                  (A) If a dispute as to a prior payment is resolved with
            finality in favor of a Participating Manufacturer where the disputed amount has been paid into the Disputed Payments Account pursuant to subsection (d)(8), the Independent Auditor shall instruct the Escrow Agent to transfer such amount to such Participating Manufacturer.

                  (B) If information becomes available to the Independent
            Auditor not later than four years after a Payment Due Date showing that a Participating Manufacturer made an overpayment on such date, or if a dispute as to a prior payment is resolved with finality in favor of a Participating Manufacturer where the disputed amount has been paid but not into the Disputed Payments Account, such Participating Manufacturer shall be entitled to a continuing dollar-for-dollar offset as follows:

                        (i) offsets under this subsection (B) shall be applied
                  only against eligible payments to be made by such Participating Manufacturer after the entitlement to the offset arises. The eligible payments shall be: in the case of offsets arising from payments under subsection IX(b) or IX(c)(1), subsequent payments under any of such subsections; in the case of offsets arising from payments under subsection IX(c)(2), subsequent payments under such subsection or, if no subsequent payments are to be made under such subsection, subsequent payments under subsection IX(c)(1); in the case of offsets arising from payments under subsection IX(e), subsequent payments under such subsection or subsection IX(c); in the case of offsets arising from payments under subsection VI(c), subsequent payments under such subsection or, if no subsequent payments are to be made under such subsection, subsequent payments under any of subsection IX(c)(1), IX(c)(2) or IX(e); in the case of offsets arising from payments under subsection VIII(b), subsequent payments under such subsection or, if no subsequent payments are to be made under such subsection, subsequent payments under either subsection IX(c)(1) or IX(c)(2); in the case of offsets arising from payments under subsection VIII(c), subsequent payments under either subsection IX(c)(1) or IX(c)(2); and, in the case of offsets arising from payments under subsection IX(i), subsequent payments under such subsection (consistent with the provisions of this subsection (B)(i)).

                        (ii) in the case of offsets to be applied against
                  payments under subsection IX(c), the offset to be applied shall be apportioned among the Settling States pro rata in proportion to their respective shares of such payments, as such respective shares are determined pursuant to step E of clause "Seventh" (in the case of payments due from the Original Participating Manufacturers) or clause "Sixth" (in the case of payments due from the Subsequent Participating Manufacturers) of subsection IX(j) (except where the offset arises from an overpayment applicable solely to a particular Settling State).

                        (iii) the total amount of the offset to which a
                  Participating Manufacturer shall be entitled shall be the full amount of the overpayment it made, together with interest calculated from the time of the overpayment to the Payment Due Date of the first eligible payment against which the offset may be applied. The applicable interest rate shall be the Prime Rate (except that, where the overpayment is the result of a Settling State's withholding of information as described in subsection (d)(5)(B), the applicable interest rate shall be that described in subsection IX(h)).

                        (iv) an offset under this subsection (B) shall be
                  applied up to the full amount of the Participating Manufacturer's share (in the case of payments due from Original Participating Manufacturers, determined as described in the first sentence of clause "Seventh" of subsection IX(j) (or, in the case of payments pursuant to subsection IX(c), step D of such clause)) of the eligible payment in question, as such payment has been adjusted and reduced pursuant to clauses "First" through "Sixth" of subsection IX(j), to the extent each such clause is applicable to the payment in question. In the event that the offset to which a Participating Manufacturer is entitled under this subsection (B) would exceed such Participating Manufacturer's share of the eligible payment against which it is being applied (or, in the case where such offset arises from an overpayment applicable solely to a particular Settling State, the portion of such payment that is made for the benefit of such Settling State), the offset shall be the full amount of such Participating Manufacturer's share of such payment and all amounts not offset shall carry forward and be offset against subsequent eligible payments until all such amounts have been offset.

      (j) Payments After Applicable Condition. To the extent that a payment is made after the occurrence of all applicable conditions for the disbursement of such payment to the payee(s) in question, the Independent Auditor shall instruct the Escrow Agent to disburse such payment promptly following its deposit.

XII. SETTLING STATES' RELEASE, DISCHARGE AND COVENANT

      (a) Release.

            (1) Upon the occurrence of State-Specific Finality in a Settling State, such Settling State shall absolutely and unconditionally release and forever discharge all Released Parties from all Released Claims that the Releasing Parties directly, indirectly, derivatively or in any other capacity ever had, now have, or hereafter can, shall or may have.

            (2) Notwithstanding the foregoing, this release and discharge shall not apply to any defendant in a lawsuit settled pursuant to this Agreement (other than a Participating Manufacturer) unless and until such defendant releases the Releasing Parties (and delivers to the Attorney General of the applicable Settling State a copy of such release) from any and all Claims of such defendant relating to the prosecution of such lawsuit.

            (3) Each Settling State (for itself and for the Releasing Parties) further covenants and agrees that it (and the Releasing Parties) shall not after the occurrence of State-Specific Finality sue or seek to establish civil liability against any Released Party based, in whole or in part, upon any of the Released Claims, and further agrees that such covenant and agreement shall be a complete defense to any such civil action or proceeding.

            (4) (A) Each Settling State (for itself and for the Releasing Parties) further agrees that, if a Released Claim by a Releasing Party against any person or entity that is not a Released Party (a "non-Released Party") results in or in any way gives rise to a claim-over (on any theory whatever other than a claim based on an express written indemnity agreement) by such non-Released Party against any Released Party (and such Released Party gives notice to the applicable Settling State within 30 days of the service of such claim-over (or within 30 days after the MSA Execution Date, whichever is later) and prior to entry into any settlement of such claim-over), the Releasing Party: (i) shall reduce or credit against any judgment or settlement such Releasing Party may obtain against such non-Released Party the full amount of any judgment or settlement such non-Released Party may obtain against the Released Party on such claim-over; and (ii) shall, as part of any settlement with such non-Released Party, obtain from such non-Released Party for the benefit of such Released Party a satisfaction in full of such non-Released Party's judgment or settlement against the Released Party.

            (B) Each Settling State further agrees that in the event that the provisions of subsection (4)(A) do not fully eliminate any and all liability of any Original Participating Manufacturer (or of any person or entity that is a Released Party by virtue of its relation to any Original Participating Manufacturer) with respect to claims-over (on any theory whatever other than a claim based on an express written indemnity agreement) by any non-Released Party to recover in whole or in part any liability (whether direct or indirect, or whether by way of settlement (to the extent that such Released Party has given notice to the applicable Settling State within 30 days of the service of such claim-over (or within 30 days after the MSA Execution Date, whichever is later) and prior to entry into any settlement of such claim-over), judgment or otherwise) of such non-Released Party to any Releasing Party arising out of any Released Claim, such Original Participating Manufacturer shall receive a continuing dollar-for-dollar offset for any amounts paid by such Original Participating Manufacturer (or by any person or entity that is a Released Party by virtue of its relation to such Original Participating Manufacturer) on any such liability against such Original Participating Manufacturer's share (determined as described in step E of clause "Seventh" of subsection IX(j)) of the applicable Settling State's Allocated Payment, up to the full amount of such Original Participating Manufacturer's share of such Allocated Payment each year, until all such amounts paid on such liability have been offset.

      In the event that the offset under this subsection (4) with respect to a particular Settling State would in any given year exceed such Original Participating Manufacturer's share of such Settling State's Allocated Payment (as such share had been reduced by adjustment, if any, pursuant to the NPM Adjustment, and has been reduced by offsets, if any, pursuant to the offset for miscalculated or disputed payments, the Federal Tobacco Legislation Offset and the Litigating Releasing Parties Offset): (i) the offset to which such Original Participating Manufacturer is entitled under this subsection in such year shall be the full amount of such Original Participating Manufacturer's share of such Allocated Payment; and (ii) all amounts not offset by reason of subsection (i) shall carry forward and be offset in the following year(s) until all such amounts have been offset.

            (C) Each Settling State further agrees that, subject to the provisions of section IX(i)(3), each Subsequent Participating Manufacturer shall be entitled to the offset described in subsection (B) above to the extent that it (or any person or entity that is a Released Party by virtue of its relationship with such Subsequent Participating Manufacturer) has paid on liability that would give rise to an offset under such subsection if paid by an Original Participating Manufacturer.

            (5) This release and covenant shall not operate to interfere with a Settling State's ability to enforce as against any Participating Manufacturer the provisions of this Agreement, or with the Court's ability to enter the Consent Decree or to maintain continuing jurisdiction to enforce such Consent Decree pursuant to the terms thereof. Provided, however, that neither subsection III(a) or III(r) of this

      Agreement nor subsection V(A) or V(I) of the Consent Decree shall create a right to challenge the continuation, after the MSA Execution Date, of any advertising content, claim or slogan (other than use of a Cartoon) that was not unlawful prior to the MSA Execution Date.

            (6) The Settling States do not purport to waive or release any claims on behalf of Indian tribes.

            (7) The Settling States do not waive or release any criminal liability based on federal, state or local law.

            (8) Notwithstanding the foregoing (and the definition of Released Parties), this release and covenant shall not apply to retailers, suppliers or distributors to the extent of any liability arising from the sale or distribution of Tobacco Products of, or the supply of component parts of Tobacco Products to, any non-Released Party.

                  (A) Each Settling State (for itself and for the Releasing
            Parties) agrees that, if a claim by a Releasing Party against a retailer, supplier or distributor that would be a Released Claim but for the operation of the preceding sentence results in or in any way gives rise to a claim-over (on any theory whatever) by such retailer, supplier or distributor against any Released Party (and such Released Party gives notice to the applicable Settling State within 30 days of the service of such claim-over (or within 30 days after the MSA Execution Date, whichever is later) and prior to entry into any settlement of such claim-over), the Releasing Party: (i) shall reduce or credit against any judgment or settlement such Releasing

            Party may obtain against such retailer, supplier or distributor the full amount of any judgment or settlement such retailer, supplier or distributor may obtain against the Released Party on such claim-over; and (ii) shall, as part of any settlement with such retailer, supplier or distributor, obtain from such retailer, supplier or distributor for the benefit of such Released Party a satisfaction in full of such retailer's, supplier's or distributor's judgment or settlement against the Released Party.

                  (B) Each Settling State further agrees that in the event that the provisions of subsection (8)(A) above do not fully eliminate any and all liability of any Original Participating Manufacturer (or any person or entity that is a Released Party by virtue of its relationship to an Original Participating Manufacturer) with respect to claims-over (on any theory whatever) by any such retailer, supplier or distributor to recover in whole or in part any liability (whether direct or indirect, or whether by way of settlement (to the extent that such Released Party has given notice to the applicable Settling State within 30 days of the service of such claim-over (or within 30 days after the MSA Execution Date, whichever is later) and prior to entry into any settlement of such claim-over), judgment or otherwise) of such retailer, supplier or distributor to any Releasing Party arising out of any claim that would be a Released Claim but for the operation of the first sentence of this subsection
            (8), such Original Participating Manufacturer shall receive a continuing dollar-for-dollar offset for any amounts paid by such Original Participating Manufacturer

            (or by any person or entity that is a Released Party by virtue of its relation to such Original Participating Manufacturer) on any such liability against such Original Participating Manufacturer's share (determined as described in step E of clause "Seventh" of subsection IX(j)) of the applicable Settling State's Allocated Payment, up to the full amount of such Original Participating Manufacturer's share of such Allocated Payment each year, until all such amounts paid on such liability have been offset. In the event that the offset under this subsection (8) with respect to a particular Settling State would in any given year exceed such Original Participating Manufacturer's share of such Settling State's Allocated Payment (as such share had been reduced by adjustment, if any, pursuant to the NPM Adjustment, and has been reduced by offsets, if any, pursuant to the offset for miscalculated or disputed payments, the Federal Tobacco Legislation Offset, the Litigating Releasing Parties Offset and the offset for claims-over under subsection XII(a)(4)(B)): (i) the offset to which such Original Participating Manufacturer is entitled under this subsection in such year shall be the full amount of such Original Participating Manufacturer's share of such Allocated Payment; and
            (ii) all amounts not offset by reason of clause (i) shall carry forward and be offset in the following year(s) until all such amounts have been offset.

                  (C) Each Settling State further agrees that, subject to the provisions of subsection IX(i)(3), each Subsequent Participating Manufacturer shall be entitled to the offset described in subsection
            (B)
            above to the extent that it (or any person or entity that is a Released Party by virtue of its relationship with such Subsequent Participating Manufacturer) has paid on liability that would give rise to an offset under such subsection if paid by an Original Participating Manufacturer.

            (9) Notwithstanding any provision of law, statutory or otherwise, which provides that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its settlement with the debtor, the releases set forth in this section XII release all Released Claims against the Released Parties, whether known or unknown, foreseen or unforeseen, suspected or unsuspected, that the Releasing Parties may have against the Released Parties, and the Releasing Parties understand and acknowledge the significance and consequences of waiver of any such provision and hereby assume full responsibility for any injuries, damages or losses that the Releasing Parties may incur.

      (b) Released Claims Against Released Parties. If a Releasing Party (or any person or entity enumerated in subsection II(pp), without regard to the power of the Attorney General to release claims of such person or entity) nonetheless attempts to maintain a Released Claim against a Released Party, such Released Party shall give written notice of such potential claim to the Attorney General of the applicable Settling State within 30 days of receiving notice of such potential claim (or within 30 days after the MSA Execution Date, whichever is later) (unless such potential claim is being maintained by such Settling State). The Released Party may offer the release and covenant as a complete defense. If it is determined at any point in such action that the release of such claim is unenforceable or invalid for any reason (including, but not limited to, lack of authority to release such claim), the following provisions shall apply:

            (1) The Released Party shall take all ordinary and reasonable measures to defend the action fully. The Released Party may settle or enter into a stipulated judgment with respect to the action at any time in its sole discretion, but in such event the offset described in subsection
      (b)(2) or (b)(3) below shall apply only if the Released Party obtains the relevant Attorney General's consent to such settlement or stipulated judgment, which consent shall not be unreasonably withheld. The Released Party shall not be entitled to the offset described in subsection (b)(2) or (b)(3) below if such Released Party failed to take ordinary and reasonable measures to defend the action fully.

            (2) The following provisions shall apply where the Released Party is an Original Participating Manufacturer (or any person or entity that is a Released Party by virtue of its relationship with an Original Participating Manufacturer):

                  (A) In the event of a settlement or stipulated judgment, the settlement or stipulated amount shall give rise to a continuing offset as such amount is actually paid against the full amount of such Original Participating Manufacturer's share (determined as described in step E of clause "Seventh" of subsection IX(j)) of the applicable Settling State's Allocated Payment until such time as the settlement or stipulated amount is fully credited on a dollar-for-dollar basis.

                  (B) Judgments (other than a default judgment) against a
            Released Party in such an action shall, upon payment of such judgment, give rise to an immediate and continuing offset against the full amount of such Original Participating Manufacturer's share (determined as described in subsection (A)) of the applicable Settling State's Allocated Payment, until such time as the judgment is fully credited on a dollar-for-dollar basis.

                  (C) Each Settling State reserves the right to intervene in such an action (unless such action was brought by the Settling State) to the extent authorized by applicable law in order to protect the Settling State's interest under this Agreement. Each Participating Manufacturer agrees not to oppose any such intervention.

                  (D) In the event that the offset under this subsection (b)(2)
            with respect to a particular Settling State would in any given year exceed such Original Participating Manufacturer's share of such Settling State's Allocated Payment (as such share had been reduced by adjustment, if any, pursuant to the NPM Adjustment, and has been reduced by offsets, if any, pursuant to the Federal Tobacco Legislation Offset and the offset for miscalculated or disputed payments): (i) the offset to which such Original Participating Manufacturer is entitled under this subsection (2) in such year shall be the full amount of such Original Participating Manufacturer's share of such Allocated Payment; and (ii) all amounts not offset by reason of clause (i) shall carry forward and be offset in the following year(s) until all such amounts have been offset.

            (3) The following provisions shall apply where the Released Party is a Subsequent Participating Manufacturer (or any person or entity that is a Released Party by virtue of its relationship with a Subsequent Participating Manufacturer): Subject to the provisions of subsection IX(i)(3), each Subsequent Participating Manufacturer shall be entitled to the offset as described in subsections (2)(A)-(C) above against payments it otherwise would owe under section IX(i) to the extent that it (or any person or entity that is a Released Party by virtue of its relationship with such Subsequent Participating Manufacturer) has paid on a settlement, stipulated judgment or judgment that would give rise to an offset under such subsections if paid by an Original Participating Manufacturer.

XIII. CONSENT DECREES AND DISMISSAL OF CLAIMS

      (a) Within 10 days after the MSA Execution Date (or, as to any Settling State identified in the Additional States provision of Exhibit D, concurrently with the filing of its lawsuit), each Settling State and each Participating Manufacturer that is a party in any of the lawsuits identified in Exhibit D shall jointly move for a stay of all proceedings in such Settling State's lawsuit with respect to the Participating Manufacturers and all other Released Parties (except any proceeding seeking public disclosure of documents pursuant to subsection IV(b)). Such stay of a Settling State's lawsuit shall be dissolved upon the earlier of the occurrence of State-Specific Finality or termination of this Agreement with respect to such Settling State pursuant to subsection XVIII(u)(1).

      (b) Not later than December 11, 1998 (or, as to any Settling State identified in the Additional States provision of Exhibit D, concurrently with the filing of its lawsuit):

            (1) each Settling State that is a party to a lawsuit identified in Exhibit D and each Participating Manufacturer will:

                  (A) tender this Agreement to the Court in such Settling State for its approval; and

                  (B) tender to the Court in such Settling State for entry a consent decree conforming to the model consent decree attached hereto as Exhibit L (revisions or changes to such model consent decree shall be limited to the extent required by state procedural requirements to reflect accurately the factual setting of the case in question, but shall not include any substantive revision to the duties or obligations of any Settling State or Participating Manufacturer, except by agreement of all Original Participating Manufacturers); and

            (2) each Settling State shall seek entry of an order of dismissal of claims dismissing with prejudice all claims against the Participating Manufacturers and any other Released Party in such Settling State's action identified in Exhibit D. Provided, however, that the Settling State is not required to seek entry of such an order in such Settling State's action against such a Released Party (other than a Participating Manufacturer) unless and until such Released Party has released the Releasing Parties (and delivered to the Attorney General of such Settling State a copy of such release) (which release shall be effective upon the occurrence of State-Specific Finality in such Settling State, and shall recite that in the event this Agreement is terminated with respect to such Settling State pursuant to subsection XVIII(u)(1) the Released Party agrees that the order of dismissal shall be null and void and of no effect) from any and all Claims of such Released Party relating to the prosecution of such action as provided in subsection XII(a)(2).

XIV. PARTICIPATING MANUFACTURERS' DISMISSAL OF RELATED LAWSUITS

      (a) Upon State-Specific Finality in a Settling State, each Participating Manufacturer will dismiss without prejudice (and without costs and fees) the lawsuit(s) listed in Exhibit M pending in such Settling State in which the Participating Manufacturer is a plaintiff. Within 10 days after the MSA Execution Date, each Participating Manufacturer and each Settling State that is a party in any of the lawsuits listed in Exhibit M shall jointly move for a stay of all proceedings in such lawsuit. Such stay of a lawsuit against a Settling State shall be dissolved upon the earlier of the occurrence of State-Specific Finality in such Settling State or termination of this Agreement with respect to such Settling State pursuant to subsection XVIII(u)(1).

      (b) Upon State-Specific Finality in a Settling State, each Participating Manufacturer will release and discharge any and all monetary Claims against such Settling State and any of such Settling State's officers, employees, agents, administrators, representatives, officials acting in their official capacity, agencies, departments, commissions, divisions and counsel relating to or in connection with the lawsuit(s) commenced by the Attorney General of such Settling State identified in Exhibit D.

      (c) Upon State-Specific Finality in a Settling State, each Participating Manufacturer will release and discharge any and all monetary Claims against all subdivisions (political or otherwise, including, but not limited to, municipalities, counties, parishes, villages, unincorporated districts and hospital districts) of such

Settling State, and any of their officers, employees, agents, administrators, representatives, officials acting in their official capacity, agencies, departments, commissions, divisions and counsel arising out of Claims that have been waived and released with continuing full force and effect pursuant to section XII of this Agreement.

XV. VOLUNTARY ACT OF THE PARTIES

      The Settling States and the Participating Manufacturers acknowledge and agree that this Agreement is voluntarily entered into by each Settling State and each Participating Manufacturer as the result of arm's-length negotiations, and each Settling State and each Participating Manufacturer was represented by counsel in deciding to enter into this Agreement. Each Participating Manufacturer further acknowledges that it understands that certain provisions of this Agreement may require it to act or refrain from acting in a manner that could otherwise give rise to state or federal constitutional challenges and that, by voluntarily consenting to this Agreement, it (and the Tobacco-Related Organizations (or any trade associations formed or controlled by any Participating Manufacturer)) waives for purposes of performance of this Agreement any and all claims that the provisions of this Agreement violate the state or federal constitutions. Provided, however, that nothing in the foregoing shall constitute a waiver as to the entry of any court order (or any interpretation thereof) that would operate to limit the exercise of any constitutional right except to the extent of the restrictions, limitations or obligations expressly agreed to in this Agreement or the Consent Decree.

XVI. CONSTRUCTION

      (a) No Settling State or Participating Manufacturer shall be considered the drafter of this Agreement or any Consent Decree, or any provision of either, for the purpose of any statute, case law or rule of interpretation or construction that would or might cause any provision to be construed against the drafter.

      (b) Nothing in this Agreement shall be construed as approval by the Settling States of any Participating Manufacturer's business organizations, operations, acts or practices, and no Participating Manufacturer may make any representation to the contrary.

XVII. RECOVERY OF COSTS AND ATTORNEYS' FEES

      (a) The Original Participating Manufacturers agree that, with respect to any Settling State in which the Court has approved this Agreement and the Consent Decree, they shall severally reimburse the following "Governmental Entities": (1) the office of the Attorney General of such Settling State; (2) the office of the governmental prosecuting authority for any political subdivision of such Settling State with a lawsuit pending against any Participating Manufacturer as of July 1, 1998 (as identified in Exhibit N) that has released such Settling State and such Participating Manufacturer(s) from any and all Released Claims (a "Litigating Political Subdivision"); and (3) other appropriate agencies of such Settling State and such Litigating Political Subdivision, for reasonable costs and expenses incurred in connection with the litigation or resolution of claims asserted by or against the Participating Manufacturers in the actions set forth in Exhibits D, M and N; provided that such costs and expenses are of the same nature as costs and expenses for which the Original Participating Manufacturers would reimburse their own counsel or agents (but not including costs and expenses relating to lobbying activities).

      (b) The Original Participating Manufacturers further agree severally to pay the Governmental Entities in any Settling State in which State-Specific Finality has occurred an amount sufficient to compensate such Governmental Entities for time reasonably expended by attorneys and paralegals employed in such offices in connection with the litigation or resolution of claims asserted against or by the Participating Manufacturers in the actions identified in Exhibits D, M and N (but not including time relating to lobbying activities), such amount to be calculated based upon hourly rates equal to the market rate in such Settling State for private attorneys and paralegals of equivalent experience and seniority.

      (c) Such Governmental Entities seeking payment pursuant to subsection (a) and/or (b) shall provide the Original Participating Manufacturers with an appropriately documented statement of all costs, expenses and attorney and paralegal time for which payment is sought, and, solely with respect to payments sought pursuant to subsection (b), shall do so no earlier than the date on which State-Specific Finality occurs in such Settling State. All amounts to be paid pursuant to subsections (a) and (b) shall be subject to reasonable verification if requested by any Original Participating Manufacturer; provided, however, that nothing contained in this subsection (c) shall constitute, cause, or require the performance of any act that would constitute any waiver (in whole or in part) of any attorney-client privilege, work product protection or common interest/joint prosecution privilege. All such amounts to be paid pursuant to subsections (a) and (b) shall be subject to an aggregate cap of $150 million for all Settling States, shall be paid promptly following submission of the appropriate documentation (and the completion of any verification process), shall be paid separately and apart from any other amounts due pursuant to this Agreement, and shall be paid severally by each Original Participating Manufacturer according to its Relative Market Share. All amounts to be paid pursuant to subsection (b) shall be paid to such Governmental Entities in the order in which State-Specific Finality has occurred in such Settling States (subject to the $150 million aggregate cap).

      (d) The Original Participating Manufacturers agree that, upon the occurrence of State-Specific Finality in a Settling State, they will severally pay reasonable attorneys' fees to the private outside counsel, if any, retained by such Settling State (and each Litigating Political Subdivision, if any, within such Settling State) in connection with the respective actions identified in Exhibits D, M and N and who are designated in Exhibit S for each Settling State by the relevant Attorney General (and for each Litigating Political Subdivision, as later certified in writing to the Original Participating Manufacturers by the relevant governmental prosecuting authority of each Litigating Political Subdivision) as having been retained by and having represented such Settling State (or such Litigating Political Subdivision), in accordance with the terms described in the Model Fee Payment Agreement attached as Exhibit O.

XVIII. MISCELLANEOUS

      (a) Effect of Current or Future Law. If any current or future law includes obligations or prohibitions applying to Tobacco Product Manufacturers related to any of the provisions of this Agreement, each Participating Manufacturer shall comply with this Agreement unless compliance with this Agreement would violate such law.

      (b) Limited Most-Favored Nation Provision.

            (1) If any Participating Manufacturer enters into any future settlement agreement of other litigation comparable to any of the actions identified in Exhibit D brought by a non-foreign governmental plaintiff other than the federal government ("Future Settlement Agreement"):

                  (A) before October 1, 2000, on overall terms more favorable to such governmental plaintiff than the overall terms of this Agreement (after due consideration of relevant differences in population or other appropriate factors), then, unless a majority of the Settling States determines that the overall terms of the Future Settlement Agreement are not more favorable than the overall terms of this Agreement, the overall terms of this Agreement will be revised so that the Settling States will obtain treatment with respect to such Participating Manufacturer at least as relatively favorable as the overall terms provided to any such governmental plaintiff; provided, however, that as to economic terms this Agreement shall not be revised based on any such Future Settlement Agreement if such Future Settlement Agreement is entered into after: (i) the impaneling of the jury (or, in the event of a non-jury trial, the commencement of trial) in such litigation or any severed or bifurcated portion thereof; or (ii) any court order or judicial determination relating to such litigation that (x) grants judgment (in whole or in part) against such Participating Manufacturer; or (y) grants injunctive or other relief that affects the assets or on-going business activities of such Participating

            Manufacturer in a manner other than as expressly provided for in this Agreement; or

                  (B) on or after October 1, 2000, on non-economic terms more favorable to such governmental plaintiff than the non-economic terms of this Agreement, and such Future Settlement Agreement includes terms that provide for the implementation of non-economic tobacco-related public health measures different from those contained in this Agreement, then this Agreement shall be revised with respect to such Participating Manufacturer to include terms comparable to such non-economic terms, unless a majority of the Settling States elects against such revision.

            (2) If any Settling State resolves by settlement Claims against any Non-Participating Manufacturer after the MSA Execution Date comparable to any Released Claim, and such resolution includes overall terms that are more favorable to such Non-Participating Manufacturer than the terms of this Agreement (including, without limitation, any terms that relate to the marketing or distribution of Tobacco Products and any term that provides for a lower settlement cost on a per pack sold basis), then the overall terms of this Agreement will be revised so that the Original Participating Manufacturers will obtain, with respect to that Settling State, overall terms at least as relatively favorable (taking into account, among other things, all payments previously made by the Original Participating Manufacturers and the timing of any payments) as those obtained by such Non-Participating Manufacturer pursuant to such resolution of Claims. The foregoing shall include but not be limited: (a) to the treatment by any Settling

      State of a Future Affiliate, as that term is defined in agreements between any of the Settling States and Brooke Group Ltd., Liggett & Myers Inc. and/or Liggett Group, Inc. ("Liggett"), whether or not such Future Affiliate is merged with, or its operations combined with, Liggett or any Affiliate thereof; and (b) to any application of the terms of any such agreement (including any terms subsequently negotiated pursuant to any such agreement) to a brand of Cigarettes (or tobacco-related assets) as a result of the purchase by or sale to Liggett of such brand or assets or as a result of any combination of ownership among Liggett and any entity that manufactures Tobacco Products. Provided, however, that revision of this Agreement pursuant to this subsection (2) shall not be required by virtue of the subsequent entry into this Agreement by a Tobacco Product Manufacturer that has not become a Participating Manufacturer as of the MSA Execution Date. Notwithstanding the provisions of subsection XVIII(j), the provisions of this subsection XVIII(b)(2) may be waived by (and only by) unanimous agreement of the Original Participating Manufacturers.

            (3) The parties agree that if any term of this Agreement is revised pursuant to subsection (b)(l) or (b)(2) above and the substance of such term before it was revised was also a term of the Consent Decree, each affected Settling State and each affected Participating Manufacturer shall jointly move the Court to amend the Consent Decree to conform the terms of the Consent Decree to the revised terms of the Agreement.

            (4) If at any time any Settling State agrees to relieve, in any respect, any Participating Manufacturer's obligation to make the payments as provided in this

      Agreement, then, with respect to that Settling State, the terms of this Agreement shall be revised so that the other Participating Manufacturers receive terms as relatively favorable.

      (c) Transfer of Tobacco Brands. No Original Participating Manufacturer may sell or otherwise transfer or permit the sale or transfer of any of its Cigarette brands, Brand Names, Cigarette product formulas or Cigarette businesses (other than a sale or transfer of Cigarette brands or Brand Names to be sold, product formulas to be used, or Cigarette businesses to be conducted, by the acquiror or transferee exclusively outside of the States) to any person or entity unless such person or entity is an Original Participating Manufacturer or prior to the sale or acquisition agrees to assume the obligations of an Original Participating Manufacturer with respect to such Cigarette brands, Brand Names, Cigarette product formulas or businesses. No Participating Manufacturer may sell or otherwise transfer any of its Cigarette brands, Brand Names, Cigarette product formulas or Cigarette businesses (other than a sale or transfer of Cigarette brands or Brand Names to be sold, Cigarette product formulas to be used, or businesses to be conducted, by the acquiror or transferee exclusively outside of the States) to any person or entity unless such person or entity is or becomes prior to the sale or acquisition a Participating Manufacturer. In the event of any such sale or transfer of a Cigarette brand, Brand Name, Cigarette product formula or Cigarette business by a Participating Manufacturer to a person or entity that within 180 days prior to such sale or transfer was a Non-Participating Manufacturer, the Participating Manufacturer shall certify to the Settling States that it has determined that such person or entity has the capability to perform the obligations under this Agreement. Such certification shall not survive beyond one year following the date of any such transfer. Each Original Participating Manufacturer certifies and represents that, except as provided in Exhibit R, it (or a wholly owned Affiliate) exclusively owns and controls in the States the Brand Names of those Cigarettes that it currently manufactures for sale (or sells) in the States and that it has the capacity to enter into an effective agreement concerning the sale or transfer of such Brand Names pursuant to this subsection XVIII(c). Nothing in this Agreement is intended to create any right for a State to obtain any Cigarette product formula that it would not otherwise have under applicable law.

      (d) Payments in Settlement. All payments to be made by the Participating Manufacturers pursuant to this Agreement are in settlement of all of the Settling States' antitrust, consumer protection, common law negligence, statutory, common law and equitable claims for monetary, restitutionary, equitable and injunctive relief alleged by the Settling States with respect to the year of payment or earlier years, except that no part of any payment under this Agreement is made in settlement of an actual or potential liability for a fine, penalty (civil or criminal) or enhanced damages or is the cost of a tangible or intangible asset or other future benefit.

      (e) No Determination or Admission. This Agreement is not intended to be and shall not in any event be construed or deemed to be, or represented or caused to be represented as, an admission or concession or evidence of (1) any liability or any wrongdoing whatsoever on the part of any Released Party or that any Released Party has engaged in any of the activities barred by this Agreement; or (2) personal jurisdiction over any person or entity other than the Participating Manufacturers. Each Participating Manufacturer specifically disclaims and denies any liability or wrongdoing whatsoever with respect to the claims and allegations asserted against it by the Attorneys General of the Settling States and the Litigating Political Subdivisions. Each Participating Manufacturer has entered into this Agreement solely to avoid the further expense, inconvenience, burden and risk of litigation.

      (f) Non-Admissibility. The settlement negotiations resulting in this Agreement have been undertaken by the Settling States and the Participating Manufacturers in good faith and for settlement purposes only, and no evidence of negotiations or discussions underlying this Agreement shall be offered or received in evidence in any action or proceeding for any purpose. Neither this Agreement nor any public discussions, public statements or public comments with respect to this Agreement by any Settling State or Participating Manufacturer or its agents shall be offered or received in evidence in any action or proceeding for any purpose other than in an action or proceeding arising under or relating to this Agreement.

      (g) Representations of Parties. Each Settling State and each Participating Manufacturer hereby represents that this Agreement has been duly authorized and, upon execution, will constitute a valid and binding contractual obligation, enforceable in accordance with its terms, of each of them. The signatories hereto on behalf of their respective Settling States expressly represent and warrant that they have the authority to settle and release all Released Claims of their respective Settling States and any of their respective Settling States' past, present and future agents, officials acting in their official capacities, legal representatives, agencies, departments, commissions and divisions, and that such signatories are aware of no authority to the contrary. It is recognized that the Original Participating Manufacturers are relying on the foregoing representation and warranty in making the payments required by and in otherwise performing under this Agreement. The Original Participating Manufacturers shall have the right to terminate this Agreement pursuant to subsection XVIII(u) as to any Settling State as to which the foregoing representation and warranty is breached or not effectively given.

      (h) Obligations Several, Not Joint. All obligations of the Participating Manufacturers pursuant to this Agreement (including, but not limited to, all payment obligations) are intended to be, and shall remain, several and not joint.

      (i) Headings. The headings of the sections and subsections of this Agreement are not binding and are for reference only and do not limit, expand or otherwise affect the contents or meaning of this Agreement.

      (j) Amendment and Waiver. This Agreement may be amended by a written instrument executed by all Participating Manufacturers affected by the amendment and by all Settling States affected by the amendment. The terms of any such amendment shall not be enforceable in any Settling State that is not a signatory to such amendment. The waiver of any rights conferred hereunder shall be effective only if made by written instrument executed by the waiving party or parties. The waiver by any party of any breach of this Agreement shall not be deemed to be or construed as a waiver of any other breach, whether prior, subsequent or contemporaneous, nor shall such waiver be deemed to be or construed as a waiver by any other party.

      (k) Notices. All notices or other communications to any party to this Agreement shall be in writing (including, but not limited to, facsimile, telex, telecopy or similar writing) and shall be given at the addresses specified in Exhibit P (as it may be amended to reflect any additional Participating Manufacturer that becomes a party to this

Agreement after the MSA Execution Date). Any Settling State or Participating Manufacturer may change or add the name and address of the persons designated to receive notice on its behalf by notice given (effective upon the giving of such notice) as provided in this subsection.

      (l) Cooperation. Each Settling State and each Participating Manufacturer agrees to use its best efforts and to cooperate with each other to cause this Agreement and the Consent Decrees to become effective, to obtain all necessary approvals, consents and authorizations, if any, and to execute all documents and to take such other action as may be appropriate in connection herewith. Consistent with the foregoing, each Settling State and each Participating Manufacturer agrees that it will not directly or indirectly assist or encourage any challenge to this Agreement or any Consent Decree by any other person, and will support the integrity and enforcement of the terms of this Agreement and the Consent Decrees. Each Settling State shall use its best efforts to cause State-Specific Finality to occur as to such Settling State.

      (m) Designees to Discuss Disputes. Within 14 days after the MSA Execution Date, each Settling State's Attorney General and each Participating Manufacturer shall provide written notice of its designation of a senior representative to discuss with the other signatories to this Agreement any disputes and/or other issues that may arise with respect to this Agreement. Each Settling State's Attorney General shall provide such notice of the name, address and telephone number of the person it has so designated to each Participating Manufacturer and to NAAG. Each Participating Manufacturer shall provide such notice of the name, address and telephone number of the person it has so designated to each Settling State's Attorney General, to NAAG and to each other Participating Manufacturer.

      (n) Governing Law. This Agreement (other than the Escrow Agreement) shall be governed by the laws of the relevant Settling State, without regard to the conflict of law rules of such Settling State. The Escrow Agreement shall be governed by the laws of the State in which the Escrow Court is located, without regard to the conflict of law rules of such State.

      (o) Severability.

            (1) Sections VI, VII, IX, X, XI, XII, XIII, XIV, XVI, XVIII(b), (c),
      (d), (e), (f), (g), (h), (o), (p), (r), (s), (u), (w), (z), (bb), (dd),
      and Exhibits A, B, and E hereof ("Nonseverable Provisions") are not severable, except to the extent that severance of section VI is permitted by Settling States pursuant to subsection VI(i) hereof. The remaining terms of this Agreement are severable, as set forth herein.

            (2) If a court materially modifies, renders unenforceable, or finds to be unlawful any of the Nonseverable Provisions, the NAAG executive committee shall select a team of Attorneys General (the "Negotiating Team") to attempt to negotiate an equivalent or comparable substitute term or other appropriate credit or adjustment (a "Substitute Term") with the Original Participating Manufacturers. In the event that the court referred to in the preceding sentence is located in a Settling State, the Negotiating Team shall include the Attorney General of such Settling State. The Original Participating Manufacturers shall have no obligation to agree to any Substitute Term. If any Original Participating

      Manufacturer does not agree to a Substitute Term, this Agreement shall be terminated in all Settling States affected by the court's ruling. The Negotiating Team shall submit any proposed Substitute Term negotiated by the Negotiating Team and agreed to by all of the Original Participating Manufacturers to the Attorneys General of all of the affected Settling States for their approval. If any affected Settling State does not approve the proposed Substitute Term, this Agreement in such Settling State shall be terminated.

            (3) If a court materially modifies, renders unenforceable, or finds to be unlawful any term of this Agreement other than a Nonseverable
      Provision:

                  (A) The remaining terms of this Agreement shall remain in full force and effect.

                  (B) Each Settling State whose rights or obligations under this
            Agreement are affected by the court's decision in question (the "Affected Settling State") and the Participating Manufacturers agree to negotiate in good faith a Substitute Term. Any agreement on a Substitute Term reached between the Participating Manufacturers and the Affected Settling State shall not modify or amend the terms of this Agreement with regard to any other Settling State.

                  (C) If the Affected Settling State and the Participating
            Manufacturers are unable to agree on a Substitute Term, then they will submit the issue to non-binding mediation. If mediation fails to produce agreement to a Substitute Term, then that term shall be severed and the remainder of this Agreement shall remain in full force and effect.

            (4) If a court materially modifies, renders unenforceable, or finds to be unlawful any portion of any provision of this Agreement, the remaining portions of such provision shall be unenforceable with respect to the affected Settling State unless a Substitute Term is arrived at pursuant to subsection (o)(2) or (o)(3) hereof, whichever is applicable.

      (p) Intended Beneficiaries. No portion of this Agreement shall provide any rights to, or be enforceable by, any person or entity that is not a Settling State or a Released Party. No Settling State may assign or otherwise convey any right to enforce any provision of this Agreement.

      (q) Counterparts. This Agreement may be executed in counterparts. Facsimile or photocopied signatures shall be considered as valid signatures as of the date affixed, although the original signature pages shall thereafter be appended.

      (r) Applicability. The obligations and duties of each Participating Manufacturer set forth herein are applicable only to actions taken (or omitted to be taken) within the States. This subsection (r) shall not be construed as extending the territorial scope of any obligation or duty set forth herein whose scope is otherwise limited by the terms hereof.

      (s) Preservation of Privilege. Nothing contained in this Agreement or any Consent Decree, and no act required to be performed pursuant to this Agreement or any Consent Decree, is intended to constitute, cause or effect any waiver (in whole or in part) of any attorney-client privilege, work product protection or common interest/joint defense privilege, and each Settling State and each Participating Manufacturer agrees that it shall not make or cause to be made in any forum any assertion to the contrary.

      (t) Non-Release. Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall limit, prejudice or otherwise interfere with the rights of any Settling State or any Participating Manufacturer to pursue any and all rights and remedies it may have against any Non-Participating Manufacturer or other non-Released Party.

      (u) Termination.

            (1) Unless otherwise agreed to by each of the Original Participating Manufacturers and the Settling State in question, in the event that (A) State-Specific Finality in a Settling State does not occur in such Settling State on or before December 31, 2001; or (B) this Agreement or the Consent Decree has been disapproved by the Court (or, in the event of an appeal from or review of a decision of the Court to approve this Agreement and the Consent Decree, by the court hearing such appeal or conducting such review), and the time to Appeal from such disapproval has expired, or, in the event of an Appeal from such disapproval, the Appeal has been dismissed or the disapproval has been affirmed by the court of last resort to which such Appeal has been taken and such dismissal or disapproval has become no longer subject to further Appeal (including, without limitation, review by the United States Supreme Court); or (C) this Agreement is terminated in a Settling State for whatever reason (including, but not limited to, pursuant to subsection XVIII(o) of this Agreement), then this Agreement and all of its terms (except for the non-admissibility provisions hereof, which shall continue in full force and effect) shall be canceled and terminated with respect to such Settling State, and it and all orders issued by the courts in such Settling State pursuant hereto shall become null and void and of no effect.

            (2) If this Agreement is terminated with respect to a Settling State for whatever reason, then (A) the applicable statute of limitation or any similar time requirement shall be tolled from the date such Settling State signed this Agreement until the later of the time permitted by applicable law or for one year from the date of such termination, with the effect that the parties shall be in the same position with respect to the statute of limitation as they were at the time such Settling State filed its action, and (B) the parties shall jointly move the Court for an order reinstating the actions and claims dismissed pursuant to sections XIII and XIV hereof, with the effect that the parties shall be in the same position with respect to those actions and claims as they were at the time the action or claim was stayed or dismissed.

      (v) Freedom of Information Requests. Upon the occurrence of State-Specific Finality in a Settling State, each Participating Manufacturer will withdraw in writing any and all requests for information, administrative applications, and proceedings brought or caused to be brought by such Participating Manufacturer pursuant to such Settling State's freedom of information law relating to the subject matter of the lawsuits identified in Exhibit D.

      (w) Bankruptcy. The following provisions shall apply if a Participating Manufacturer both enters Bankruptcy and at any time thereafter is not timely performing its financial obligations as required under this Agreement:

            (1) In the event that both a number of Settling States equal to at least 75% of the total number of Settling States and Settling States having aggregate Allocable Shares equal to at least 75% of the total aggregate Allocable Shares assigned to all Settling States deem (by written notice to the Participating Manufacturers other than the bankrupt Participating Manufacturer) that the financial obligations of this Agreement have been terminated and rendered null and void as to such bankrupt Participating Manufacturer (except as provided in subsection (A) below) due to a material breach by such Participating Manufacturer, whereupon, with respect to all Settling States:

                  (A) all agreements, all concessions, all reductions of
            Releasing Parties' Claims, and all releases and covenants not to sue, contained in this Agreement shall be null and void as to such Participating Manufacturer. Provided, however, that (i) all reductions of Releasing Parties' Claims, and all releases and covenants not to sue, contained in this Agreement shall remain in full force and effect as to all persons or entities (other than the bankrupt Participating Manufacturer itself or any person or entity that, as a result of the Bankruptcy, obtains domestic tobacco assets of such Participating Manufacturer (unless such person or entity is itself a Participating Manufacturer)) who (but for the first sentence of this subsection (A)) would otherwise be Released Parties by virtue of their relationship with the bankrupt Participating Manufacturer; and (ii) in the event a Settling State asserts any Released Claim against a bankrupt Participating Manufacturer after the termination of this Agreement with respect to such Participating Manufacturer as described in this subsection (1) and receives a judgment, settlement or distribution arising from such Released Claim, then the amount of any payments such Settling State has previously received from such Participating Manufacturer under this Agreement shall be applied against the amount of any such judgment, settlement or distribution (provided that in no event shall such Settling State be required to refund any payments previously received from such Participating Manufacturer pursuant to this Agreement);

                  (B) the Settling States shall have the right to assert any and all claims against such Participating Manufacturer in the Bankruptcy or otherwise without regard to any limits otherwise provided in this Agreement (subject to any and all defenses against such claims);

                  (C) the Settling States may exercise all rights provided under the federal Bankruptcy Code (or other applicable bankruptcy law) with respect to their Claims against such Participating Manufacturer, including the right to initiate and complete police and regulatory actions against such Participating Manufacturer pursuant to the exceptions to the automatic stay set forth in section 362(b) of the Bankruptcy Code (provided, however, that such Participating Manufacturer may contest whether the Settling State's action constitutes a police and regulatory action); and

                  (D) to the extent that any Settling State is pursuing a police and regulatory action against such Participating Manufacturer as described in subsection (1)(C), such Participating Manufacturer shall not request or support a request that the Bankruptcy court utilize the authority provided under section 105 of the Bankruptcy Code to impose a discretionary stay on the Settling State's action. The Participating Manufacturers further agree that they will not request, seek or support relief from the terms of this Agreement in any proceeding before any court of law (including the federal bankruptcy courts) or an administrative agency or through legislative action, including (without limitation) by way of joinder in or consent to or acquiescence in any such pleading or instrument filed by another.

            (2) Whether or not the Settling States exercise the option set forth in subsection (1) (and whether or not such option, if exercised, is valid and enforceable):

                  (A) In the event that the bankrupt Participating Manufacturer is an Original Participating Manufacturer, such Participating Manufacturer shall continue to be treated as an Original Participating Manufacturer for all purposes under this Agreement except (i) such Participating Manufacturer shall be treated as a Non-Participating Manufacturer (and not as an Original Participating Manufacturer or Participating Manufacturer) for all purposes with respect to subsections IX(d)(1), IX(d)(2) and IX(d)(3) (including, but not limited to, that the Market Share of such Participating Manufacturer shall not be included in Base Aggregate Participating Manufacturer Market Share or Actual Aggregate Participating Manufacturer Market Share, and that such Participating Manufacturer's volume shall not be included for any purpose under subsection IX(d)(1)(D)); (ii) such Participating Manufacturer's Market Share shall not be included as that of a Participating Manufacturer for the purpose of determining whether the trigger percentage specified in subsection IX(e) has been achieved (provided that such Participating Manufacturer shall be treated as an Original Participating Manufacturer for all other purposes with respect to such subsection); (iii) for purposes of subsection (B)(iii) of Exhibit E, such Participating Manufacturer shall continue to be treated as an Original Participating Manufacturer, but its operating income shall be recalculated by the Independent Auditor to reflect what such income would have been had such Participating Manufacturer made the payments that would have been due under this Agreement but for the Bankruptcy; (iv) for purposes of subsection XVIII(c), such Participating Manufacturer shall not be treated as an Original Participating Manufacturer or as a Participating Manufacturer to the extent that after entry into Bankruptcy it becomes the acquiror or transferee of Cigarette brands, Brand Names, Cigarette product formulas or Cigarette businesses of any Participating Manufacturer (provided that such Participating Manufacturer shall continue to be treated as an Original Participating Manufacturer and Participating Manufacturer for all other purposes under such subsection); and (v) as to any action that by the express terms of this Agreement requires the unanimous agreement of all Original Participating Manufacturers.

                  (B) In the event that the bankrupt Participating Manufacturer is a Subsequent Participating Manufacturer, such Participating Manufacturer shall continue to be treated as a Subsequent Participating Manufacturer for all purposes under this Agreement except (i) such Participating Manufacturer shall be treated as a Non-Participating Manufacturer (and not as a Subsequent Participating Manufacturer or Participating Manufacturer) for all purposes with respect to subsections IX(d)(1), (d)(2) and (d)(4) (including, but not limited to, that the Market Share of such Participating Manufacturer shall not be included in Base Aggregate Participating Manufacturer Market Share or Actual Aggregate Participating Manufacturer Market Share, and that such Participating Manufacturer's volume shall not be included for any purpose under subsection IX(d)(1)(D)); (ii) such Participating Manufacturer's Market Share shall not be included as that of a Participating Manufacturer for the purpose of determining whether the trigger percentage specified in subsection IX(e) has been achieved (provided that such Participating Manufacturer shall be treated as a Subsequent Participating Manufacturer for all other purposes with respect to such subsection); and (iii) for purposes of subsection XVIII(c), such Participating Manufacturer shall not be treated as a Subsequent Participating Manufacturer or as a Participating Manufacturer to the extent that after entry into Bankruptcy it becomes the acquiror or transferee of Cigarette brands, Brand Names, Cigarette product formulas or Cigarette businesses of any Participating Manufacturer

            (provided that such Participating Manufacturer shall continue to be treated as a Subsequent Participating Manufacturer and Participating Manufacturer for all other purposes under such subsection).

                  (C) Revision of this Agreement pursuant to subsection
            XVIII(b)(2) shall not be required by virtue of any resolution on an involuntary basis in the Bankruptcy of Claims against the bankrupt Participating Manufacturer.

      (x) Notice of Material Transfers. Each Participating Manufacturer shall provide notice to each Settling State at least 20 days before consummating a sale, transfer of title or other disposition, in one transaction or series of related transactions, of assets having a fair market value equal to five percent or more (determined in accordance with United States generally accepted accounting principles) of the consolidated assets of such Participating Manufacturer.

      (y) Entire Agreement. This Agreement (together with any agreements expressly contemplated hereby and any other contemporaneous written agreements) embodies the entire agreement and understanding between and among the Settling States and the Participating Manufacturers relating to the subject matter hereof and supersedes (l) all prior agreements and understandings relating to such subject matter, whether written or oral, and (2) all purportedly contemporaneous oral agreements and understandings relating to such subject matter.

      (z) Business Days. Any obligation hereunder that, under the terms of this Agreement, is to be performed on a day that is not a Business Day shall be performed on the first Business Day thereafter.

      (aa) Subsequent Signatories. With respect to a Tobacco Product Manufacturer that signs this Agreement after the MSA Execution Date, the timing of obligations under this Agreement (other than payment obligations, which shall be governed by subsection II(jj)) shall be negotiated to provide for the institution of such obligations on a schedule not more favorable to such subsequent signatory than that applicable to the Original Participating Manufacturers.

      (bb) Decimal Places. Any figure or percentage referred to in this Agreement shall be carried to seven decimal places.

      (cc) Regulatory Authority. Nothing in section III of this Agreement is intended to affect the legislative or regulatory authority of any local or State government.

      (dd) Successors. In the event that a Participating Manufacturer ceases selling a brand of Tobacco Products in the States that such Participating Manufacturer owned in the States prior to July 1, 1998, and an Affiliate of such Participating Manufacturer thereafter and after the MSA Execution Date intentionally sells such brand in the States, such Affiliate shall be considered to be the successor of such Participating Manufacturer with respect to such brand. Performance by any such successor of the obligations under this Agreement with respect to the sales of such brand shall be subject to court-ordered specific performance.

      (ee) Export Packaging. Each Participating Manufacturer shall place a visible indication on each pack of Cigarettes it manufactures for sale outside of the fifty United States and the District of Columbia that distinguishes such pack from packs of Cigarettes it manufactures for sale in the fifty United States and the District of Columbia.

      (ff) Actions Within Geographic Boundaries of Settling States. To the extent that any provision of this Agreement expressly prohibits, restricts, or requires any action to be taken "within" any Settling State or the Settling States, the relevant prohibition, restriction, or requirement applies within the geographic boundaries of the applicable Settling State or Settling States, including, but not limited to, Indian country or Indian trust land within such geographic boundaries.

      (gg) Notice to Affiliates. Each Participating Manufacturer shall give notice of this Agreement to each of its Affiliates.

      IN WITNESS WHEREOF, each Settling State and each Participating Manufacturer, through their fully authorized representatives, have agreed to this Agreement.

STATE OF ALABAMA

By: /s/ Bill Pryor
    ----------------------------------------
    Bill Pryor
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF ALASKA

By: /s/ Bruce M. Botelho
    ----------------------------------------
    Bruce M. Botelho
    Attorney General

Date:   11/20/98
      --------------------------------------


AMERICAN SAMOA

By: /s/ Tauese P. Sunia
    ----------------------------------------
    Tauese P. Sunia
    Governor

Date:   11/20/98
      --------------------------------------

By: /s/ Toetagata Albert Mailo
    ----------------------------------------
    Toetagata Albert Mailo
    Attorney General

Date:   11/20/98
      --------------------------------------


STATE OF ARIZONA

By: /s/ Grant Woods
    ----------------------------------------
    Grant Woods
    Attorney General

Date:   11/23/98
      --------------------------------------

By: /s/ John H. Kelley
    ----------------------------------------
    John H. Kelley
    Director
    Arizona Health Care Cost
    Containment System

Date:   11/23/98
      --------------------------------------


STATE OF ARKANSAS

By: /s/ Winston Bryant
    ----------------------------------------
    Winston Bryant
    Attorney General

Date:   11/23/98
      --------------------------------------

STATE OF CALIFORNIA

By: /s/ Daniel E. Lungren
    ----------------------------------------
    Daniel E. Lungren
    Attorney General

Date:   11/17/98
      --------------------------------------

By: /s/ Kimberly Belshe
    ----------------------------------------
    Kimberly Belshe
    Director
    California Department of Health Services

Date:   11/20/98
      --------------------------------------


STATE OF COLORADO

By: /s/ Gale A. Norton
    ----------------------------------------
    Gale A. Norton
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF CONNECTICUT

By: /s/ Richard Blumenthal
    ----------------------------------------
    Richard Blumenthal
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF DELAWARE

By: /s/ M. Jane Brady
    ----------------------------------------
    M. Jane Brady
    Attorney General

Date:   11/23/98
      --------------------------------------


DISTRICT OF COLUMBIA

By: /s/ John M. Ferren
    ----------------------------------------
    John M. Ferren
    Corporation Counsel

Date:   11/19/98
      --------------------------------------

By: /s/ Marion Barry, Jr.
    ----------------------------------------
    Marion Barry, Jr.
    Mayor

Date:   11/19/98
      --------------------------------------

STATE OF GEORGIA

By: /s/ Zell Miller
    ----------------------------------------
    Zell Miller
    Governor

Date:   11/23/98
      --------------------------------------

By: /s/ Thurbert E. Baker
    ----------------------------------------
    Thurbert E. Baker
    Attorney General

Date:   11/23/98
      --------------------------------------


GUAM

By: /s/ Carl T.C. Gutierrez
    ----------------------------------------
    Carl T.C. Gutierrez
    Governor

Date:   11/20/98
      --------------------------------------

By: /s/ Robert H. Kono
    ----------------------------------------
    Robert H. Kono
    Acting Attorney General

Date:   11/20/98
      --------------------------------------


STATE OF HAWAII

By: /s/ Margery S. Bronster
    ----------------------------------------
    Margery S. Bronster
    Attorney General

Date:   11/20/98
      --------------------------------------


STATE OF IDAHO

By: /s/ Alan G. Lance
    ----------------------------------------
    Alan G. Lance
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF ILLINOIS

By: /s/ Jim Ryan
    ----------------------------------------
    Jim Ryan
    Attorney General

Date:   11/23/98
      --------------------------------------

STATE OF INDIANA

By: /s/ Frank L. O'Bannon
    ----------------------------------------
    Frank L. O'Bannon
    Governor

Date:   11/20/98
      --------------------------------------

By: /s/ Jeffrey A. Modisett
    ----------------------------------------
    Jeffrey A. Modisett
    Attorney General

Date:   11/20/98
      --------------------------------------


STATE OF IOWA

By: /s/ Tom Miller
    ----------------------------------------
    Tom Miller
    Attorney General

Date:   11/20/98
      --------------------------------------


STATE OF KANSAS

By: /s/ Carla J. Stovall
    ----------------------------------------
    Carla J. Stovall
    Attorney General

Date:   11/23/98
      --------------------------------------


COMMONWEALTH OF KENTUCKY

By: /s/ Albert Benjamin "Ben" Chandler III
    ----------------------------------------
    Albert Benjamin "Ben" Chandler III
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF LOUISIANA

By: /s/ Richard P. Ieyoub
    ----------------------------------------
    Richard P. Ieyoub
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF MAINE

By: /s/ Andrew Ketterer
    ----------------------------------------
    Andrew Ketterer
    Attorney General

Date:   11/23/98
      --------------------------------------

STATE OF MARYLAND

By: /s/ J. Joseph Curran, Jr.
    ----------------------------------------
    J. Joseph Curran, Jr.
    Attorney General

Date:   11/23/98
      --------------------------------------


COMMONWEALTH OF MASSACHUSETTS

By: /s/ Scott Harshbarger
    ----------------------------------------
    Scott Harshbarger
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF MICHIGAN

By: /s/ Frank J. Kelley
    ----------------------------------------
    Frank J. Kelley
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF MISSOURI

By: /s/ Jeremiah W. (Jay) Nixon
    ----------------------------------------
    Jeremiah W. (Jay) Nixon
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF MONTANA

By: /s/ Joseph P. Mazurek
    ----------------------------------------
    Joseph P. Mazurek
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF NEBRASKA

By: /s/ Don Stenberg
    ----------------------------------------
    Don Stenberg
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF NEVADA

By: /s/ Frankie Sue Del Papa
    ----------------------------------------
    Frankie Sue Del Papa
    Attorney General

Date:   11/23/98
      --------------------------------------

STATE OF NEW HAMPSHIRE

By: /s/ Philip T. McLaughlin
    ----------------------------------------
    Philip T. McLaughlin
    Attorney General

Date:   11/20/98
      --------------------------------------


STATE OF NEW JERSEY

By: /s/ Peter Verniero
    ----------------------------------------
    Peter Verniero
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF NEW MEXICO

By: /s/ Tom Udall
    ----------------------------------------
    Tom Udall
    Attorney General

Date:   11/23/98
      --------------------------------------


STATE OF NEW YORK

By: /s/ Dennis C. Vacco
    ----------------------------------------
    Dennis C. Vacco
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF NORTH CAROLINA

By: /s/ Michael F. Easley
    ----------------------------------------
    Michael F. Easley
    Attorney General

Date:    11/16/98
      --------------------------------------


STATE OF NORTH DAKOTA

By: /s/ Heidi Heitkamp
    ----------------------------------------
    Heidi Heitkamp
    Attorney General

Date:    11/23/98
      --------------------------------------


NORTHERN MARIANA ISLANDS

By: /s/ Maya B. Kara
    ----------------------------------------
    Maya B. Kara
    (Acting) Attorney General

Date:     11/20/98
      --------------------------------------

STATE OF OHIO

By: /s/ Betty D. Montgomery
    ----------------------------------------
    Betty D. Montgomery
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF OKLAHOMA

By: /s/ W.A. Drew Edmondson
    ----------------------------------------
    W.A. Drew Edmondson
    Attorney General

Date:   11/23/98
    ----------------------------------------


STATE OF OREGON

By: /s/ Hardy Myers
    ----------------------------------------
    Hardy Myers
    Attorney General

Date:    11/23/98
      --------------------------------------


COMMONWEALTH OF PENNSYLVANIA

By: /s/ Mike Fisher
    ----------------------------------------
    Mike Fisher
    Attorney General

Date:    11/23/98
      --------------------------------------


COMMONWEALTH OF PUERTO RICO

By: /s/ Jose A. Fuentes-Agostini
    ----------------------------------------
    Jose A. Fuentes-Agostini
    Attorney General

Date:    11/20/98
      --------------------------------------


STATE OF RHODE ISLAND

By: /s/ Jeffrey B. Pine
    ----------------------------------------
    Jeffrey B. Pine
    Attorney General

Date:
      --------------------------------------


STATE OF SOUTH CAROLINA

By: /s/ Charlie Condon
    ----------------------------------------
    Charlie Condon
    Attorney General

Date:    11/23/98
      --------------------------------------

STATE OF SOUTH DAKOTA

By: /s/ William J. Janklow
    ----------------------------------------
    William J. Janklow
    Governor

Date:    11/23/98
      --------------------------------------

By: /s/ Mark Barnett
    ----------------------------------------
    Mark Barnett
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF TENNESSEE

By: /s/ John Knox Walkup
    ----------------------------------------
    John Knox Walkup
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF UTAH

By: /s/ Jan Graham
    ----------------------------------------
    Jan Graham
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF VERMONT

By: /s/ William H. Sorrell
    ----------------------------------------
    William H. Sorrell
    Attorney General

Date:    11/23/98
      --------------------------------------


COMMONWEALTH OF VIRGINIA

By: /s/ Mark L. Earley
    ----------------------------------------
    Mark L. Earley
    Attorney General

Date:    11/20/98
      --------------------------------------


THE VIRGIN ISLANDS OF THE UNITED STATES

By: /s/ Julio A. Brady
    ----------------------------------------
    Julio A. Brady
    Attorney General

Date:    11/23/98
      --------------------------------------

STATE OF WASHINGTON

By: /s/ Christine O. Gregoire
    ----------------------------------------
    Christine O. Gregoire
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF WEST VIRGINIA

By: /s/ Darrell V. McGraw Jr.
    ----------------------------------------
    Darrell V. McGraw Jr.
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF WISCONSIN

By: /s/ Tommy G. Thompson
    ----------------------------------------
    Tommy G. Thompson
    Governor

Date:    11/23/98
      --------------------------------------

By: /s/ James E. Doyle
    ----------------------------------------
    James E. Doyle
    Attorney General

Date:    11/23/98
      --------------------------------------


STATE OF WYOMING

By: /s/ Jim Geringer
    ----------------------------------------
    Jim Geringer
    Governor

Date:   11/23/98
      --------------------------------------

By: /s/ Gay Woodhouse
    ----------------------------------------
    Gay Woodhouse
    (Acting) Attorney General

Date:    11/23/98
      --------------------------------------

PHILIP MORRIS INCORPORATED

By: /s/ Martin J. Barrington
    ----------------------------------------
    Martin J. Barrington
    General Counsel

Date:    11/23/98
      --------------------------------------

By: /s/ Meyer G. Koplow
    ----------------------------------------
    Meyer G. Koplow
    Counsel

Date:    11/23/98
      --------------------------------------


R.J. REYNOLDS TOBACCO COMPANY

By: /s/ Charles A. Blixt
    ----------------------------------------
    Charles A. Blixt
    Executive Vice President and
    General Counsel

Date:   11/23/98
      --------------------------------------

By: /s/ Arthur F. Golden
    ----------------------------------------
    Arthur F. Golden
    Counsel

Date:    11/23/98
      --------------------------------------


BROWN & WILLIAMSON TOBACCO
  CORPORATION

By: /s/ F. Anthony Burke
    ----------------------------------------
    F. Anthony Burke
    Vice President and General Counsel

Date:    11/23/98
      --------------------------------------

By: /s/ Stephen R. Patton
    ----------------------------------------
    Stephen R. Patton
    Counsel

Date:    11/23/98
      --------------------------------------

LORILLARD TOBACCO COMPANY

By: /s/ Ronald S. Milstein
    ----------------------------------------
    Ronald S. Milstein
    General Counsel

Date:    11/23/98
      --------------------------------------

By: /s/ Herbert M. Wachtell
    ----------------------------------------
    Herbert M. Wachtell
    Counsel

Date:    11/23/98
      --------------------------------------


LIGGETT GROUP INC.

By: /s/ Bennett S. LeBow
    ----------------------------------------
    Bennett S. LeBow
    Director

Date:    11/23/98
      --------------------------------------

By: /s/ Marc E. Kasowitz
    ----------------------------------------
    Marc E. Kasowitz
    Counsel

Date:    11/23/98
      --------------------------------------


COMMONWEALTH BRANDS, INC.

By: /s/ Brad Kelley
    ----------------------------------------
    Brad Kelley
    Chairman of the Board

Date:    11/23/98
      --------------------------------------

By: /s/ William Jay Hunter, Jr.
    ----------------------------------------
    William Jay Hunter, Jr.
    Counsel

Date:    11/23/98
      --------------------------------------

                                    EXHIBIT A

                          STATE ALLOCATION PERCENTAGES

                   -----------------------------------------
                   State                Percentage
                   -----------------------------------------
                   Alabama              1.6161308%
                   -----------------------------------------
                   Alaska               0.3414187%
                   -----------------------------------------
                   Arizona              1.4738845%
                   -----------------------------------------
                   Arkansas             0.8280661%
                   -----------------------------------------
                   California          12.7639554%
                   -----------------------------------------
                   Colorado             1.3708614%
                   -----------------------------------------
                   Connecticut          1.8565373%
                   -----------------------------------------
                   Delaware             0.3954695%
                   -----------------------------------------
                   D.C.                 0.6071183%
                   -----------------------------------------
                   Florida              0.0000000%
                   -----------------------------------------
                   Georgia              2.4544575%
                   -----------------------------------------
                   Hawaii               0.6018650%
                   -----------------------------------------
                   Idaho                0.3632632%
                   -----------------------------------------
                   Illinois             4.6542472%
                   -----------------------------------------
                   Indiana              2.0398033%
                   -----------------------------------------
                   Iowa                 0.8696670%
                   -----------------------------------------
                   Kansas               0.8336712%
                   -----------------------------------------
                   Kentucky             1.7611586%
                   -----------------------------------------
                   Louisiana            2.2553531%
                   -----------------------------------------
                   Maine                0.7693505%
                   -----------------------------------------
                   Maryland             2.2604570%
                   -----------------------------------------
                   Massachusetts        4.0389790%
                   -----------------------------------------
                   Michigan             4.3519476%
                   -----------------------------------------
                   Minnesota            0.0000000%
                   -----------------------------------------
                   Mississippi          0.0000000%
                   -----------------------------------------
                   Missouri             2.2746011%
                   -----------------------------------------
                   Montana              0.4247591%
                   -----------------------------------------
                   Nebraska             0.5949833%
                   -----------------------------------------
                   Nevada               0.6099351%
                   -----------------------------------------
                   New Hampshire        0.6659340%
                   -----------------------------------------
                   New Jersey           3.8669963%
                   -----------------------------------------
                   New Mexico           0.5963897%
                   -----------------------------------------
                   New York            12.7620310%
                   -----------------------------------------
                   North Carolina       2.3322850%
                   -----------------------------------------
                   North Dakota         0.3660138%
                   -----------------------------------------
                   Ohio                 5.0375098%
                   -----------------------------------------
                   Oklahoma             1.0361370%
                   -----------------------------------------
                   Oregon               1.1476582%
                   -----------------------------------------
                   Pennsylvania         5.7468588%
                   -----------------------------------------
                   Rhode Island         0.7189054%
                   -----------------------------------------
                   South Carolina       1.1763519%
                   -----------------------------------------
                   South Dakota         0.3489458%
                   -----------------------------------------
                   Tennessee            2.4408945%
                   -----------------------------------------
                   Texas                0.0000000%
                   -----------------------------------------
                   Utah                 0.4448869%
                   -----------------------------------------
                   Vermont              0.4111851%
                   -----------------------------------------
                   Virginia             2.0447451%
                   -----------------------------------------
                   Washington           2.0532582%
                   -----------------------------------------
                   West Virginia        0.8864604%
                   -----------------------------------------
                   Wisconsin            2.0720390%
                   -----------------------------------------
                   Wyoming              0.2483449%
                   -----------------------------------------

                   -----------------------------------------
                   American Samoa       0.0152170%
                   -----------------------------------------
                   N. Mariana Isld.     0.0084376%
                   -----------------------------------------
                   Guam                 0.0219371%
                   -----------------------------------------
                   U.S. Virgin Isld.    0.0173593%
                   -----------------------------------------
                   Puerto Rico          1.1212774%
                   -----------------------------------------

                   -----------------------------------------
                   Total              100.0000000%
                   -----------------------------------------

                                    EXHIBIT B

                            FORM OF ESCROW AGREEMENT

      This Escrow Agreement is entered into as of _______________, 1998 by the undersigned State officials (on behalf of their respective Settling States), the undersigned Participating Manufacturers and ____________________ as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

      WHEREAS, the Settling States and the Participating Manufacturers have entered into a settlement agreement entitled the "Master Settlement Agreement" (the "Agreement"); and

      WHEREAS, the Agreement requires the Settling States and the Participating Manufacturers to enter into this Escrow Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Appointment of Escrow Agent.

      The Settling States and the Participating Manufacturers hereby appoint ______________________ to serve as Escrow Agent under this Agreement on the terms and conditions set forth herein, and the Escrow Agent, by its execution hereof, hereby accepts such appointment and agrees to perform the duties and obligations of the Escrow Agent set forth herein. The Settling States and the Participating Manufacturers agree that the Escrow Agent appointed under the terms of this Escrow Agreement shall be the Escrow Agent as defined in, and for all purposes of, the Agreement.

SECTION 2. Definitions.

            (a) Capitalized terms used in this Escrow Agreement and not otherwise defined herein shall have the meaning given to such terms in the Agreement.

            (b) "Escrow Court" means the court of the State of New York to which the Agreement is presented for approval, or such other court as agreed to by the Original Participating Manufacturers and a majority of those Attorneys General who are both the Attorney General of a Settling State and a member of the NAAG executive committee at the time in question.

SECTION 3. Escrow and Accounts.

            (a) All funds received by the Escrow Agent pursuant to the terms of the Agreement shall be held and disbursed in accordance with the terms of this Escrow Agreement. Such funds and any earnings thereon shall constitute the "Escrow" and shall be held by the Escrow Agent separate and apart from all other funds and accounts of the Escrow Agent, the Settling States and the Participating Manufacturers.

            (b) The Escrow Agent shall allocate the Escrow among the following separate accounts (each an "Account" and collectively the "Accounts"):

                  Subsection VI(b) Account
                  Subsection VI(c) Account (First)
                  Subsection VI(c) Account (Subsequent)
                  Subsection VIII(b) Account
                  Subsection VIII(c) Account
                  Subsection IX(b) Account (First)
                  Subsection IX(b) Account (Subsequent)
                  Subsection IX(c)(1) Account
                  Subsection IX(c)(2) Account
                  Subsection IX(e) Account
                  Disputed Payments Account
                  State-Specific Accounts with respect to each Settling State in which State-Specific Finality occurs.

            (c) All amounts credited to an Account shall be retained in such Account until disbursed therefrom in accordance with the provisions of this Escrow Agreement pursuant to (i) written instructions from the Independent Auditor; or (ii) written instructions from all of the following: all of the Original Participating Manufacturers; all of the Subsequent Participating Manufacturers that contributed to such amounts in such Account; and all of the Settling States (collectively, the "Escrow Parties"). In the event of a conflict, instructions pursuant to clause (ii) shall govern over instructions pursuant to clause (i).

            (d) On the first Business Day after the date any payment is due under the Agreement, the Escrow Agent shall deliver to each other Notice Party a written statement showing the amount of such payment (or indicating that no payment was made, if such is the case), the source of such payment, the Account or Accounts to which such payment has been credited, and the payment instructions received by the Escrow Agent from the Independent Auditor with respect to such payment.

            (e) The Escrow Agent shall comply with all payment instructions received from the Independent Auditor unless before 11:00 a.m. (New York City time) on the scheduled date of payment it receives written instructions to the contrary from all of the Escrow Parties, in which event it shall comply with such instructions.

            (f) On the first Business Day after disbursing any funds from an Account, the Escrow Agent shall deliver to each other Notice Party a written statement showing the amount disbursed, the date of such disbursement and the payee of the disbursed funds.

SECTION 4. Failure of Escrow Agent to Receive Instructions.

      In the event that the Escrow Agent fails to receive any written instructions contemplated by this Escrow Agreement, the Escrow Agent shall be fully protected in refraining from taking any action required under any section of this Escrow Agreement other than Section 5 until such written instructions are received by the Escrow Agent.

SECTION 5. Investment of Funds by Escrow Agent.

      The Escrow Agent shall invest and reinvest all amounts from time to time credited to the Accounts in either (i) direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America; (ii) repurchase agreements fully collateralized by securities described in clause (i) above; (iii) money market accounts maturing within 30 days of the acquisition thereof and issued by a bank or trust company organized under the laws of the United States of America or of any of the 50 States thereof (a "United States Bank") and having combined capital, surplus and undistributed profits in excess of $500,000,000; or (iv) demand deposits with any United States Bank having combined capital, surplus and undistributed profits in excess of $500,000,000. To the extent practicable, monies credited to any Account shall be invested in such a manner so as to be available for use at the times when monies are expected to be disbursed by the Escrow Agent and charged to such Account. Obligations purchased as an investment of monies credited to any Account shall be deemed at all times to be a part of such Account and the income or interest earned, profits realized or losses suffered with respect to such investments (including, without limitation, any penalty for any liquidation of an investment required to fund a disbursement to be charged to such Account), shall be credited or charged, as the case may be, to, such Account and shall be for the benefit of, or be borne by, the person or entity entitled to payment from such Account. In choosing among the investment options described in clauses (i) through (iv) above, the Escrow Agent shall comply with any instructions received from time to time from all of the Escrow Parties. In the absence of such instructions, the Escrow Agent shall invest such sums in accordance with clause (i) above. With respect to any amounts credited to a State-Specific Account, the Escrow Agent shall invest and reinvest all amounts credited to such Account in accordance with the law of the applicable Settling State to the extent such law is inconsistent with this Section 5.

SECTION 6. Substitute Form W-9; Qualified Settlement Fund.

      Each signatory to this Escrow Agreement shall provide the Escrow Agent with a correct taxpayer identification number on a substitute Form W-9 or if it does not have such a number, a statement evidencing its status as an entity exempt from back-up withholding, within 30 days of the date hereof (and, if it supplies a Form W-9, indicate thereon that it is not subject to backup withholding). The escrow established pursuant to this Escrow Agreement is intended to be treated as a Qualified Settlement Fund for federal tax purposes pursuant to Treas. Reg. ss. 1.468B-l. The Escrow Agent shall comply with all applicable tax filing, payment and reporting requirements, including, without limitation, those imposed under Treas. Reg. ss. 1.468B, and if requested to do so shall join in the making of the relation-back election under such regulation.

SECTION 7. Duties and Liabilities of Escrow Agent.

      The Escrow Agent shall have no duty or obligation hereunder other than to take such specific actions as are required of it from time to time under the provisions of this Escrow Agreement, and it shall incur no liability hereunder or in connection herewith for anything whatsoever other than any liability resulting from its own gross negligence or willful misconduct. The Escrow Agent shall not be bound in any way by any agreement or contract between the Participating Manufacturers and the Settling States (whether or not the Escrow Agent has knowledge thereof) other than this Escrow Agreement, and the only duties and responsibilities of the Escrow Agent shall be the duties and obligations specifically set forth in this Escrow Agreement.

SECTION 8. Indemnification of Escrow Agent.

            The Participating Manufacturers shall indemnify, hold harmless and defend the Escrow Agent from and against any and all losses, claims, liabilities and reasonable expenses, including the reasonable fees of its counsel, which it may suffer or incur in connection with the performance of its duties and obligations under this Escrow Agreement, except for those losses, claims, liabilities and expenses resulting solely and directly from its own gross negligence or willful misconduct.

SECTION 9. Resignation of Escrow Agent.

      The Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor Escrow Agent, selected by the Original Participating Manufacturers and the Settling States, shall have been appointed and shall have accepted such appointment in writing. If an instrument of acceptance by a successor Escrow Agent shall not have been delivered to the resigning Escrow Agent within 90 days after the giving of such notice of resignation, the resigning Escrow Agent may, at the expense of the Participating Manufacturers (to be shared according to their pro rata Market Shares), petition the Escrow Court for the appointment of a successor Escrow Agent.

SECTION 10. Escrow Agent Fees and Expenses.

      The Participating Manufacturers shall pay to the Escrow Agent its fees as set forth in Appendix A hereto as amended from time to time by agreement of the Original Participating Manufacturers and the Escrow Agent. The Participating Manufacturers shall pay to the Escrow Agent its reasonable fees and expenses, including all reasonable expenses, charges, counsel fees, and other disbursements incurred by it or by its attorneys, agents and employees in the performance of its duties and obligations under this Escrow Agreement. Such fees and expenses shall be shared by the Participating Manufacturers according to their pro rata Market Shares.

SECTION 11. Notices.

      All notices, written instructions or other communications to any party or other person hereunder shall be given in the same manner as, shall be given to the same person as, and shall be effective at the same time as provided in subsection XVIII(k) of the Agreement.

SECTION 12. Setoff; Reimbursement.

      The Escrow Agent acknowledges that it shall not be entitled to set off against any funds in, or payable from, any Account to satisfy any liability of any Participating Manufacturer. Each Participating Manufacturer that pays more than its pro rata Market Share of any payment that is made by the Participating Manufacturers to the Escrow Agent pursuant to Section 8, 9 or 10 hereof shall be entitled to reimbursement of such excess from the other Participating Manufacturers according to their pro rata Market Shares of such excess.

SECTION 13. Intended Beneficiaries; Successors.

      No persons or entities other than the Settling States, the Participating Manufacturers and the Escrow Agent are intended beneficiaries of this Escrow Agreement, and only the Settling States, the Participating Manufacturers and the Escrow Agent shall be entitled to enforce the terms of this Escrow Agreement. Pursuant to the Agreement, the Settling States have designated NAAG and the Foundation as recipients of certain payments; for all purposes of this Escrow Agreement, the Settling States shall be the beneficiaries of such payments entitled to enforce payment thereof. The provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and, in the case of the Escrow Agent and Participating Manufacturers, their respective successors. Each reference herein to the Escrow Agent or to a Participating Manufacturer shall be construed as a reference to its successor, where applicable.

SECTION 14. Governing Law.

      This Escrow Agreement shall be construed in accordance with and governed by the laws of the State in which the Escrow Court is located, without regard to the conflicts of law rules of such state.

SECTION 15. Jurisdiction and Venue.

      The parties hereto irrevocably and unconditionally submit to the continuing exclusive jurisdiction of the Escrow Court for purposes of any suit, action or proceeding seeking to interpret or enforce any provision of, or based on any right arising out of, this Escrow Agreement, and the parties hereto agree not to commence any such suit, action or proceeding except in the Escrow Court. The parties hereto hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding in the Escrow Court and hereby further irrevocably waive and agree not to plead or claim in the Escrow Court that any such suit, action or proceeding has been brought in an inconvenient forum.

SECTION 16. Amendments.

      This Escrow Agreement may be amended only by written instrument executed by all of the parties hereto that would be affected by the amendment. The waiver of any rights conferred hereunder shall be effective only if made in a written instrument executed by the waiving party. The waiver by any party of any breach of this Agreement shall not be deemed to be or construed as a waiver of any other breach, whether prior, subsequent or contemporaneous, of this Escrow Agreement, nor shall such waiver be deemed to be or construed as a waiver by any other party.

SECTION 17. Counterparts.

      This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile of a signed counterpart shall be deemed delivery for purposes of acknowledging acceptance hereof; however, an original executed Escrow Agreement must promptly thereafter be delivered to each party.

SECTION 18. Captions.

      The captions herein are included for convenience of reference only and shall be ignored in the construction and interpretation hereof.

SECTION 19. Conditions to Effectiveness.

      This Escrow Agreement shall become effective when each party hereto shall have signed a counterpart hereof. The parties hereto agree to use their best efforts to seek an order of the Escrow Court approving, and retaining continuing jurisdiction over, the Escrow Agreement as soon as possible, and agree that such order shall relate back to, and be deemed effective as of, the date this Escrow Agreement became effective.

SECTION 20. Address for Payments.

      Whenever funds are under the terms of this Escrow Agreement required to be disbursed to a Settling State, a Participating Manufacturer, NAAG or the Foundation, the Escrow Agent shall disburse such funds by wire transfer to the account specified by such payee by written notice delivered to all Notice Parties in accordance with Section 11 hereof at least five Business Days prior to the date of payment. Whenever funds are under the terms of this Escrow Agreement required to be disbursed to any other person or entity, the Escrow Agent shall disburse such funds to such account as shall have been specified in writing by the Independent Auditor for such payment at least five Business Days prior to the date of payment.

SECTION 21. Reporting.

      The Escrow Agent shall provide such information and reporting with respect to the escrow as the Independent Auditor may from time to time request.

      IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the day and year first hereinabove written.

                                          [signature blocks]

                                   APPENDIX A

                          Schedule Of Fees And Expenses

                                    EXHIBIT C

                             FORMULA FOR CALCULATING
                              INFLATION ADJUSTMENTS

      (1) Any amount that, in any given year, is to be adjusted for inflation pursuant to this Exhibit (the "Base Amount") shall be adjusted upward by adding to such Base Amount the Inflation Adjustment.

      (2) The Inflation Adjustment shall be calculated by multiplying the Base Amount by the Inflation Adjustment Percentage applicable in that year.

      (3) The Inflation Adjustment Percentage applicable to payments due in the year 2000 shall be equal to the greater of 3% or the CPI%. For example, if the Consumer Price Index for December 1999 (as released in January 2000) is 2% higher than the Consumer Price Index for December 1998 (as released in January
1999), then the CPI% with respect to a payment due in 2000 would be 2%. The Inflation Adjustment Percentage applicable in the year 2000 would thus be 3%.

      (4) The Inflation Adjustment Percentage applicable to payments due in any year after 2000 shall be calculated by applying each year the greater of 3% or the CPI% on the Inflation Adjustment Percentage applicable to payments due in the prior year. Continuing the example in subsection (3) above, if the CPI% with respect to a payment due in 2001 is 6%, then the Inflation Adjustment Percentage applicable in 2001 would be 9.1800000% (an additional 6% applied on the 3% Inflation Adjustment Percentage applicable in 2000), and if the CPI% with respect to a payment due in 2002 is 4%, then the Inflation Adjustment Percentage applicable in 2002 would be 13.5472000% (an additional 4% applied on the 9.1800000% Inflation Adjustment Percentage applicable in 2001).

      (5) "Consumer Price Index" means the Consumer Price Index for All Urban Consumers as published by the Bureau of Labor Statistics of the U.S. Department of Labor (or other similar measures agreed to by the Settling States and the Participating Manufacturers).

      (6) The "CPI%" means the actual total percent change in the Consumer Price Index during the calendar year immediately preceding the year in which the payment in question is due.

      (7)   Additional Examples.

            (A)   Calculating the Inflation Adjustment Percentages:

                              Percentage to be
                              applied on the Inflation
                              Adjustment Percentage
                              for the prior year (i.e.,           Inflation
Payment      Hypothetical     the greater of 3% or the            Adjustment
Year         CPI%             CPI%)                               Percentage
--------------------------------------------------------------------------------
2000         2.4%             3.0%                                 3.0000000%
2001         2.1%             3.0%                                 6.0900000%
2002         3.5%             3.5%                                 9.8031500%
2003         3.5%             3.5%                                13.6462603%
2004         4.0%             4.0%                                18.1921107%
2005         2.2%             3.0%                                21.7378740%
2006         1.6%             3.0%                                25.3900102%


            (B)   Applying the Inflation Adjustment:

                  Using the hypothetical Inflation Adjustment Percentages set forth in section (7)(A):

                  -- the subsection IX(c)(1) base payment amount for 2002 of $6,500,000,000 as adjusted for inflation would equal $7,137,204,750;

                  -- the subsection IX(c)(1) base payment amount for 2004 of $8,000,000,000 as adjusted for inflation would equal $9,455,368,856;

                  -- the subsection IX(c)(1) base payment amount for 2006 of $8,000,000,000 as adjusted for inflation would equal $10,031,200,816.

                                    EXHIBIT D

                                LIST OF LAWSUITS

1.    Alabama
      Blaylock et al. v. American Tobacco Co. et al., Circuit Court, Montgomery County, No. CV-96-1508-PR

2.    Alaska
      State of Alaska v. Philip Morris, Inc., et al., Superior Court, First Judicial District of Juneau, No. IJU-97915 CI (Alaska)

3.    Arizona
      State of Arizona v. American Tobacco Co., Inc., et al., Superior Court, Maricopa County, No. CV-96-14769 (Ariz.)

4.    Arkansas
      State of Arkansas v. The American Tobacco Co., Inc., et al., Chancery Court, 6th Division, Pulaski County, No. IJ 97-2982 (Ark.)

5.    California
      People of the State of California et al. v. Philip Morris, Inc., et al., Superior Court, Sacramento County, No. 97-AS-30301

6.    Colorado
      State of Colorado et al., v. R.J. Reynolds Tobacco Co., et al., District Court, City and County of Denver, No. 97CV3432 (Colo.)

7.    Connecticut
      State of Connecticut v. Philip Morris, et al., Superior Court, Judicial District of Waterbury No. X02 CV96-0148414S (Conn.)

8.    Georgia
      State of Georgia et al. v. Philip Morris, Inc., et al., Superior Court, Fulton County, No. CA E-61692 (Ga.)

9.    Hawaii
      State of Hawaii v. Brown & Williamson Tobacco Corp., et al., Circuit Court, First Circuit, No. 97-0441-01 (Haw.)

10.   Idaho
      State of Idaho v. Philip Morris, Inc., et al., Fourth Judicial District, Ada County, No. CVOC 9703239D (Idaho)

11.   Illinois
      People of the State of Illinois v. Philip Morris et al., Circuit Court of Cook County, No. 96-L13146 (Ill.)

12.   Indiana
      State of Indiana v. Philip Morris, Inc., et al., Marion County Superior Court, No. 49D 07-9702-CT-000236 (Ind.)

13.   Iowa
      State of Iowa v. R.J. Reynolds Tobacco Company et al., Iowa District Court, Fifth Judicial District, Polk County, No. CL71048 (Iowa)

14.   Kansas
      State of Kansas v. R.J. Reynolds Tobacco Company, et al., District Court of Shawnee County, Division 2, No. 96-CV-919 (Kan.)

15.   Louisiana
      Ieyoub v. The American Tobacco Company, et al., 14th Judicial District Court, Calcasieu Parish, No. 96-1209 (La.)

16.   Maine
      State of Maine v. Philip Morris, Inc., et al., Superior Court, Kennebec County, No. CV 97-134 (Me.)

17.   Maryland
      Maryland v. Philip Morris Incorporated, et al., Baltimore City Circuit Court, No. 96-122017-CL211487 (Md.)

18.   Massachusetts
      Commonwealth of Massachusetts v. Philip Morris Inc., et al., Middlesex Superior Court, No. 95-7378 (Mass.)

19.   Michigan
      Kelley v. Philip Morris Incorporated, et al., Ingham County Circuit Court, 30th Judicial Circuit, No. 96-84281-CZ (Mich.)

20.   Missouri
      State of Missouri v. American Tobacco Co., Inc. et al., Circuit Court, City of St. Louis, No. 972-1465 (Mo.)

21.   Montana
      State of Montana v. Philip Morris, Inc., et al., First Judicial Court, Lewis and Clark County, No. CDV 9700306-14 (Mont.)

22.   Nebraska
      State of Nebraska v. R.J. Reynolds Tobacco Co., et al., District Court, Lancaster County, No. 573277 (Neb.)

23.   Nevada
      Nevada v. Philip Morris, Incorporated, et al., Second Judicial Court, Washoe County, No. CV97-03279 (Nev.)

24.   New Hampshire
      New Hampshire v. R.J. Reynolds, Tobacco Co., et al., New Hampshire Superior Court, Merrimack County, No. 97-E-165 (N.H.)

25.   New Jersey
      State of New Jersey v. R.J. Reynolds Tobacco Company, et al., Superior Court, Chancery Division, Middlesex County, No. C-254-96 (N.J.)

26.   New Mexico
      State of New Mexico, v. The American Tobacco Co., et al., First Judicial District Court, County of Santa Fe, No. SF-1235 c (N.M.)

27.   New York State
      State of New York et al. v. Philip Morris, Inc., et al., Supreme Court of the State of New York, County of New York, No. 400361/97 (N.Y.)

28.   Ohio
      State of Ohio v. Philip Morris, Inc., et al., Court of Common Pleas, Franklin County, No. 97CVH055114 (Ohio)

29.   Oklahoma
      State of Oklahoma, et al. v. R.J. Reynolds Tobacco Company, et al., District Court, Cleveland County, No. CJ-96-1499-L (Okla.)

30.   Oregon
      State of Oregon v. The American Tobacco Co., et al., Circuit Court, Multnomah County, No. 9706-04457 (Or.)

31.   Pennsylvania
      Commonwealth of Pennsylvania v. Philip Morris, Inc., et al., Court of Common Pleas, Philadelphia County, April Term 1997, No. 2443

32.   Puerto Rico
      Rossello, et al. v. Brown & Williamson Tobacco Corporation, et al., U.S. District Court, Puerto Rico, No. 97-1910JAF

33.   Rhode Island
      State of Rhode Island v. American Tobacco Co., et al., Rhode Island Superior Court, Providence, No. 97-3058 (R.I.)

34.   South Carolina
      State of South Carolina v. Brown & Williamson Tobacco Corporation, et al.,

      Court of Common Pleas, Fifth Judicial Circuit, Richland County, No. 97-CP-40-1686 (S.C.)

35.   South Dakota
      State of South Dakota, et al. v. Philip Morris, Inc., et al., Circuit Court, Hughes County, Sixth Judicial Circuit, No. 98-65 (S.D.)

36.   Utah
      State of Utah v. R.J. Reynolds Tobacco Company, et al., U.S. District Court, Central Division, No. 96 CV 0829W (Utah)

37.   Vermont
      State of Vermont v. Philip Morris, Inc., et al., Chittenden Superior Court, Chittenden County, No. 744-97 (Vt.) and 5816-98 (Vt.)

38.   Washington
      State of Washington v. American Tobacco Co. Inc., et al., Superior Court of Washington, King County, No. 96-2-1505608SEA (Wash.)

39.   West Virginia
      McGraw, et al. v. The American Tobacco Company, et al., Kanawha County Circuit Court, No. 94-1707 (W. Va.)

40.   Wisconsin
      State of Wisconsin v. Philip Morris Inc., et al., Circuit Court, Branch 11, Dane County, No. 97-CV-328 (Wis.)

Additional States

      For each Settling State not listed above, the lawsuit or other legal action filed by the Attorney General or Governor of such Settling State against Participating Manufacturers in the Court in such Settling State prior to 30 days after the MSA Execution Date asserting Released Claims.

                                    EXHIBIT E

                             FORMULA FOR CALCULATING
                               VOLUME ADJUSTMENTS

      Any amount that by the terms of the Master Settlement Agreement is to be adjusted pursuant to this Exhibit E (the "Applicable Base Payment") shall be adjusted in the following manner:

(A) In the event the aggregate number of Cigarettes shipped in or to the fifty United States, the District of Columbia, and Puerto Rico by the Original Participating Manufacturers in the Applicable Year (as defined hereinbelow) (the "Actual Volume") is greater than 475,656,000,000 Cigarettes (the "Base Volume"), the Applicable Base Payment shall be multiplied by the ratio of the Actual Volume to the Base Volume.

(B)   In the event the Actual Volume is less than the Base Volume,

            i. The Applicable Base Payment shall be reduced by subtracting from it the amount equal to such Applicable Base Payment multiplied both by 0.98 and by the result of (i) 1(one) minus
                  (ii) the ratio of the Actual Volume to the Base Volume.

            ii. Solely for purposes of calculating volume adjustments to the payments required under subsection IX(c)(1), if a reduction of the Base Payment due under such subsection results from the application of subparagraph (B)(i) of this Exhibit E, but the Original Participating Manufacturers' aggregate operating income from sales of Cigarettes for the Applicable Year in the fifty United States, the District of Columbia, and Puerto Rico (the "Actual Operating Income") is greater than $7,195,340,000 (the "Base Operating Income") (such Base Operating Income being adjusted upward in accordance with the formula for inflation adjustments set forth in Exhibit C hereto beginning December 31, 1996 to be applied for each year after 1996) then the amount by which such Base Payment is reduced by the application of subsection (B)(i) shall be reduced (but not below zero) by the amount calculated by multiplying (i) a percentage equal to the aggregate Allocable Shares of the Settling States in which State-Specific Finality has occurred by (ii) 25% of such increase in such operating income. For purposes of this Exhibit E, "operating income from sales of Cigarettes" shall mean operating income from sales of Cigarettes in the fifty United States, the District of Columbia, and Puerto

                  Rico: (a) before goodwill amortization, trademark amortization, restructuring charges and restructuring related charges, minority interest, net interest expense, non-operating income and expense, general corporate expenses and income taxes; and (b) excluding extraordinary items, cumulative effect of changes in method of accounting and discontinued operations -- all as such income is reported to the United States Securities and Exchange Commission ("SEC") for the Applicable Year (either independently by the Participating Manufacturer or as part of consolidated financial statements reported to the SEC by an Affiliate of such Participating Manufacturer) or, in the case of an Original Participating Manufacturer that does not report income to the SEC, as reported in financial statements prepared in accordance with U.S. generally accepted accounting principles and audited by a nationally recognized accounting firm. For years subsequent to 1998, the determination of the Original Participating Manufacturers' aggregate operating income from sales of Cigarettes shall not exclude any charges or expenses incurred or accrued in connection with this Agreement or any prior settlement of a tobacco and health case and shall otherwise be derived using the same principles as were employed in deriving such Original Participating Manufacturers' aggregate operating income from sales of Cigarettes in 1996.

            iii. Any increase in a Base Payment pursuant to subsection (B)(ii) above shall be allocated among the Original Participating Manufacturers in the following manner:

                        (1) only to those Original Participating Manufacturers
                  whose operating income from sales of Cigarettes in the fifty United States, the District of Columbia and Puerto Rico for the year for which the Base Payment is being adjusted is greater than their respective operating income from such sales of Cigarettes (including operating income from such sales of any of their Affiliates that do not continue to have such sales after the MSA Execution Date) in 1996 (as increased for inflation as provided in Exhibit C hereto beginning December 31, 1996 to be applied for each year after 1996); and

                        (2) among the Original Participating Manufacturers
                  described in paragraph (1) above in proportion to the ratio of
                  (x) the increase in the operating income from sales of Cigarettes (as described in paragraph (1)) of the Original Participating Manufacturer in question, to (y) the aggregate increase in the operating income from sales of Cigarettes (as described in paragraph (1)) of those Original Participating Manufacturers described in paragraph (1) above.

(C) "Applicable Year" means the calendar year immediately preceding the year in which the payment at issue is due, regardless of when such payment is made.

(D) For purposes of this Exhibit, shipments shall be measured as provided in subsection II(mm).

                                    EXHIBIT F

                     POTENTIAL LEGISLATION NOT TO BE OPPOSED

1.    Limitations on Youth access to vending machines.

2.    Inclusion of cigars within the definition of tobacco products.

3. Enhancement of enforcement efforts to identify and prosecute violations of laws prohibiting retail sales to Youth.

4. Encouraging or supporting use of technology to increase effectiveness of age-of-purchase laws, such as, without limitation, the use of programmable scanners, scanners to read drivers' licenses, or use of other age/ID data banks.

5. Limitations on promotional programs for non-tobacco goods using tobacco products as prizes or give-aways.

6. Enforcement of access restrictions through penalties on Youth for possession or use.

7. Limitations on tobacco product advertising in or on school facilities, or wearing of tobacco logo merchandise in or on school property.

8. Limitations on non-tobacco products which are designed to look like tobacco products, such as bubble gum cigars, candy cigarettes, etc.

                                    EXHIBIT G

                      OBLIGATIONS OF THE TOBACCO INSTITUTE

                      UNDER THE MASTER SETTLEMENT AGREEMENT

      (a) Upon court approval of a plan of dissolution The Tobacco Institute ("TI") will:

            (1) Employees. Promptly notify and arrange for the termination of the employment of all employees; provided, however, that TI may continue to engage any employee who is (A) essential to the wind-down function as set forth in section (g) herein; (B) reasonably needed for the sole purpose of directing and supporting TI's defense of ongoing litigation; or
      (C) reasonably needed for the sole purpose of performing the Tobacco Institute Testing Laboratory's (the "TITL") industry-wide cigarette testing pursuant to the Federal Trade Commission (the "FTC") method or any other testing prescribed by state or federal law as set forth in section
      (h) herein.

            (2) Employee Benefits. Fund all employee benefit and pension programs; provided, however, that unless ERISA or other federal or state law prohibits it, such funding will be accomplished through periodic contributions by the Original Participating Manufacturers, according to their Relative Market Shares, into a trust or a like mechanism, which trust or like mechanism will be established within 90 days of court approval of the plan of dissolution. An opinion letter will be appended to the dissolution plan to certify that the trust plan is not inconsistent with ERISA or employee benefit pension contracts.

            (3) Leases. Terminate all leaseholds at the earliest possible date pursuant to the leases; provided, however, that TI may retain or lease anew such space (or lease other space) as needed for its wind-down activities, for TITL testing as described herein, and for subsequent litigation defense activities. Immediately upon execution of this Agreement, TI will provide notice to each of its landlords of its desire to terminate its lease with such landlord, and will request that the landlord take all steps to re-lease the premises at the earliest possible date consistent with TI's performance of its obligations hereunder. TI will vacate such leasehold premises as soon as they are re-leased or on the last day of wind-down, whichever occurs first.

      (b) Assets/Debts. Within 60 days after court approval of a plan of dissolution, TI will provide to the Attorney General of New York and append to the dissolution plan a description of all of its assets, its debts, tax claims against it, claims of state and federal governments against it, creditor claims against it, pending litigation in which it is a party and notices of claims against it.

      (c) Documents. Subject to the privacy protections provided by New York Public Officers Law ss. 91-99, TI will provide a copy of or otherwise make available to the State of New York all documents in its possession, excluding those that TI continues to claim to be subject to any attorney-client privilege, attorney work product protection, common interest/joint defense privilege or any other applicable privilege (collectively, "privilege") after the re-examination of privilege claims pursuant to court order in State of Oklahoma v. R.J. Reynolds Tobacco Company, et al., CJ-96-2499-L (Dist. Ct., Cleveland County) (the "Oklahoma action"):

            (1) TI will deliver to the Attorney General of the State of New York a copy of the privilege log served by it in the Oklahoma action. Upon a written request by the Attorney General, TI will deliver an updated version of its privilege log, if any such updated version exists.

            (2) The disclosure of any document or documents claimed to be privileged will be governed by section IV of this Agreement.

            (3) At the conclusion of the document production and privilege logging process, TI will provide a sworn affidavit that all documents in its possession have been made available to the Attorney General of New York except for documents claimed to be privileged, and that any privilege logs that already exist have been made available to the Attorney General.

      (d) Remaining Assets. On mutual agreement between TI and the Attorney General of New York, a not-for-profit health or child welfare organization will be named as the beneficiary of any TI assets that remain after lawful transfers of assets and satisfaction of TI's employee benefit obligations and any other debts, liabilities or claims.

      (e) Defense of Litigation. Pursuant to Section 1006 of the New York Not-for-Profit Corporations Law, TI will have the right to continue to defend its litigation interests with respect to any claims against it that are pending or threatened now or that are brought or threatened in the future. TI will retain sole discretion over all litigation decisions, including, without limitation, decisions with respect to asserting any privileges or defenses, having privileged communications and creating privileged documents, filing pleadings, responding to discovery requests, making motions, filing affidavits and briefs, conducting party and non-party discovery, retaining expert witnesses and consultants, preparing for and defending itself at trial, settling any claims asserted against it, intervening or otherwise participating in litigation to protect interests that it deems significant to its defense, and otherwise directing or conducting its defense. Pursuant to existing joint defense agreements, TI may continue to assist its current or former members in defense of any litigation brought or threatened against them. TI also may enter into any new joint defense agreement or agreements that it deems significant to its defense of pending or threatened claims. TI may continue to engage such employees as reasonably needed for the sole purpose of directing and supporting its defense of ongoing litigation. As soon as TI has no litigation pending against it, it will dissolve completely and will cease all functions consistent with the requirements of law.

      (f) No public statement. Except as necessary in the course of litigation defense as set forth in section (e) above, upon court approval of a plan of dissolution, neither TI nor any of its employees or agents acting in their official capacity on behalf of TI will issue any statements, press releases, or other public statement concerning tobacco.

      (g) Wind-down. After court approval of a plan of dissolution, TI will effectuate wind-down of all activities (other than its defense of litigation as described in section (e) above) expeditiously, and in no event later than 180 days after the date of court approval of the plan of dissolution. TI will provide monthly status reports to the Attorney General of New York regarding the progress of wind-down efforts and work remaining to be done with respect to such efforts.

      (h) TITL. Notwithstanding any other provision of this Exhibit G or the dissolution plan, TI may perform TITL industry-wide cigarette testing pursuant to the FTC method or any other testing prescribed by state or federal law until such function is transferred to another entity, which transfer will be accomplished as soon as practicable but in no event more than 180 days after court approval of the dissolution plan.

      (i) Jurisdiction. After the filing of a Certificate of Dissolution, pursuant to Section 1004 of the New York Not-for-Profit Corporation Law, the Supreme Court for the State of New York will have continuing jurisdiction over the dissolution of TI and the winding-down of TI's activities, including any litigation-related activities described in subsection (e) herein.

      (j) No Determination or Admission. The dissolution of TI and any proceedings taken hereunder are not intended to be and shall not in any event be construed as, deemed to be, or represented or caused to be represented by any Settling State as, an admission or concession or evidence of any liability or any wrongdoing whatsoever on the part of TI, any of its current or former members or anyone acting on their behalf. TI specifically disclaims and denies any liability or wrongdoing whatsoever with respect to the claims and allegations asserted against it by the Attorneys General of the Settling States.

      (k) Court Approval. The Attorney General of the State of New York and the Original Participating Manufacturers will prepare a joint plan of dissolution for submission to the Supreme Court of the State of New York, all of the terms of which will be agreed on and consented to by the Attorney General and the Original Participating Manufacturers consistent with this schedule. The Original Participating Manufacturers and their employees, as officers and directors of TI, will take whatever steps are necessary to execute all documents needed to develop such a plan of dissolution and to submit it to the court for approval. If any court makes any material change to any term or provision of the plan of dissolution agreed upon and consented to by the Attorney General and the Original Participating Manufacturers, then:

            (1) the Original Participating Manufacturers may, at their election, nevertheless proceed with the dissolution plan as modified by the court; or

            (2) if the Original Participating Manufacturers elect not to proceed with the court-modified dissolution plan, the Original Participating Manufacturers will be released from any obligations or undertakings under this Agreement or this schedule with respect to TI; provided, however, that the Original Participating Manufacturers will engage in good faith negotiations with the New York Attorney General to agree upon the term or terms of the dissolution plan that the court may have modified in an effort to agree upon a dissolution plan that may be resubmitted for the court's consideration.

                                    EXHIBIT H

                               DOCUMENT PRODUCTION

Section 1.

      (a) Philip Morris Companies, Inc., et al., v. American Broadcasting Companies, Inc., et al., At Law No. 760CL94X00816-00 (Cir. Ct., City of Richmond)

      (b)   Harley-Davidson v. Lorillard Tobacco Co., No. 93-947 (S.D.N.Y.)

      (c)   Lorillard Tobacco Co. v. Harley-Davidson, No. 93-6098 (E.D. Wis.)

      (d)   Brown & Williamson v. Jacobson and CBS, Inc., No. 82-648 (N.D. Ill.)

      (e) The FTC investigations of tobacco industry advertising and 1promotion as embodied in the following cites:

                  1.    46 FTC 706

                  2.    48 FTC 82

                  3.    46 FTC 735

                  4.    47 FTC 1393

                  5.    108 F. Supp. 573

                  6.    55 FTC 354

                  7.    56 FTC 96

                  8.    79 FTC 255

                  9.    80 FTC 455

                  10.   Investigation #8023069

                  11.   Investigation #8323222

      Each Original Participating Manufacturer and Tobacco-Related Organization will conduct its own reasonable inquiry to determine what documents or deposition testimony, if any, it produced or provided in the above-listed matters.

Section 2.

      (a) State of Washington v. American Tobacco Co., et al., No. 96-2-15056-8 SEA (Wash. Super. Ct., County of King)

      (b) In re Mike Moore, Attorney General, ex rel, State of Mississippi Tobacco Litigation, No. 94-1429 (Chancery Ct., Jackson, Miss.)

      (c) State of Florida v. American Tobacco Co., et al., No. CL 95-1466 AH (Fla. Cir. Ct., 15th Judicial Cir., Palm Beach Co.)

      (d) State of Texas v. American Tobacco Co., et al., No. 5-96CV-91 (E.D. Tex.)

      (e) Minnesota v. Philip Morris et al., No. C-94-8565 (Minn. Dist. Ct., County of Ramsey)

      (f) Broin v. R.J. Reynolds, No. 91-49738 CA (22) (11th Judicial Ct., Dade County, Florida)

                                    EXHIBIT I

                 INDEX AND SEARCH FEATURES FOR DOCUMENT WEBSITE

      (a) Each Original Participating Manufacturer and Tobacco-Related Organization will create and maintain on its website, at its expense, an enhanced, searchable index, as described below, using Alta-Vista or functionally comparable software, for all of the documents currently on its website and all documents being placed on its website pursuant to section IV of this Agreement.

      (b) The searchable indices of documents on these websites will include:

            (1) all of the information contained in the 4(b) indices produced to the State Attorneys General (excluding fields specific only to the Minnesota action other than "request number");

            (2) the following additional fields of information (or their substantial equivalent) to the extent such information already exists in an electronic format that can be incorporated into such an index:

                  Document ID                           Master ID
                  Other Number                          Document Date
                  Primary Type                          Other Type
                  Person Attending                      Person Noted
                  Person Author                         Person Recipient
                  Person Copied                         Person Mentioned
                  Organization Author                   Organization Recipient
                  Organization Copied                   Organization Mentioned
                  Organization Attending                Organization Noted
                  Physical Attachment 1                 Physical Attachment 2
                  Characteristics                       File Name
                  Site                                  Area
                  Verbatim Title                        Old Brand
                  Primary Brand                         Mentioned Brand
                  Page Count

      (c) Each Original Participating Manufacturer and Tobacco-Related Organization will add, if not already available, a user-friendly document retrieval feature on the Website consisting of a "view all pages" function with enhanced image viewer capability that will enable users to choose to view and/or print either "all pages" for a specific document or "page-by-page".

      (d) Each Original Participating Manufacturer and Tobacco-Related Organizations will provide at its own expense to NAAG a copy set in electronic form of its website document images and its accompanying subsection IV(h) index in ASCII-delimited form for all of the documents currently on its website and all of the documents described in subsection IV(d) of this Agreement. The Original Participating Manufacturers and Tobacco-Related Organizations will not object to any subsequent distribution and/or reproduction of these copy sets.

                                    EXHIBIT J

                        TOBACCO ENFORCEMENT FUND PROTOCOL

      The States' Antitrust/Consumer Protection Tobacco Enforcement Fund ("Fund") is established by the Attorneys General of the Settling States, acting through NAAG, pursuant to section VIII(c) of the Agreement. The following shall be the primary and mandatory protocol for the administration of the Fund.

                                    Section A
                                  Fund Purpose

Section 1

      The monies to be paid pursuant to section VIII(c) of the Agreement shall be placed by NAAG in a new and separate interest bearing account, denominated the States' Antitrust/ Consumer Protection Tobacco Enforcement Fund, which shall not then or thereafter be commingled with any other funds or accounts. However, nothing herein shall prevent deposits into the account so long as monies so deposited are then lawfully committed for the purpose of the Fund as set forth herein.

Section 2

      A committee of three Attorneys General ("Special Committee") shall be established to determine disbursements from the account, using the process described herein. The three shall be the Attorney General of the State of Washington, the Chair of NAAG's antitrust committee, and the Chair of NAAG's consumer protection committee. In the event that an Attorney General shall hold either two or three of the above stated positions, that Attorney General may serve only in a single capacity, and shall be replaced in the remaining positions by first, the President of NAAG, next by the President-Elect of NAAG and if necessary the Vice-President of NAAG.

Section 3

      The purpose of the Fund is: (1) to enforce and implement the terms of the Agreement, in particular, by partial payment of the monetary costs of the Independent Auditor as contemplated by the Agreement; and (2) to provide monetary assistance to the various states' attorneys general: (A) to investigate and/or litigate suspected violations of the Agreement and/or Consent Decree; (B) to investigate and/or litigate suspected violations of state and/or federal antitrust or consumer protection laws with respect to the manufacture, use, marketing and sales of tobacco products; and (C) to enforce the Qualifying Statute ("Qualifying Actions"). The Special Committee shall entertain requests only from Settling States for disbursement from the fund associated with a Qualifying Action ("Grant Application").

                                    Section B
             Administration Standards Relative to Grant Applications

Section 1

      The Special Committee shall not entertain any Grant Application to pay salaries or ordinary expenses of regular employees of any Attorney General's office.

Section 2

      The affirmative vote of two or more of the members of the Special Committee shall be required to approve any Grant Application.

Section 3

      The decision of the Special Committee shall be final and non-appealable.

Section 4

      The Attorney General of the State of Washington shall be chair of the Special Committee and shall annually report to the Attorneys General on the requests for funds from the Fund and the actions of the Special Committee upon the requests.

Section 5

      When a Grant Application to the Fund is made by an Attorney General who is then a member of the Special Committee, such member will be temporarily replaced on the Committee, but only for the determination of such Grant Application. The remaining members of the Special Committee shall designate an Attorney General to replace the Attorney General so disqualified, in order to consider the application.

Section 6

      The Fund shall be maintained in a federally insured depository institution located in Washington, D.C. Funds may be invested in federal government-backed vehicles. The Fund shall be regularly reported on NAAG financial statements and subject to annual audit.

Section 7

      Withdrawals from and checks drawn on the Fund will require at least two of three authorized signatures. The three persons so authorized shall be the executive director, the deputy director, and controller of NAAG.

Section 8

      The Special Committee shall meet in person or telephonically as necessary to determine whether a grant is sought for assistance with a Qualifying Action and whether and to what extent the Grant Application is accepted. The chair of the Special Committee shall designate the times for such meetings, so that a response is made to the Grant Application as expeditiously as practicable.

Section 9

      The Special Committee may issue a grant from the Fund only when an Attorney General certifies that the monies will be used in connection with a Qualifying Action, to wit: (A) to investigate and/or litigate suspected violations of the Agreement and/or Consent Decree; (B) to investigate and/or litigate suspected violations of state and/or federal antitrust or consumer protection laws with respect to the manufacture, use, marketing and sales of tobacco products; and (C) to enforce the Qualifying Statute. The Attorney General submitting such application shall further certify that the entire grant of monies from the Fund will be used to pay for such investigation and/or litigation. The Grant Application shall describe the nature and scope of the intended action and use of the funds which may be granted.

Section 10

      To the extent permitted by law, each Attorney General whose Grant Application is favorably acted upon shall promise to pay back to the Fund all of the amounts received from the Fund in the event the state is successful in litigation or settlement of a Qualifying Action. In the event that the monetary recovery, if any, obtained is not sufficient to pay back the entire amount of the grant, the Attorney General shall pay back as much as is permitted by the recovery. In all instances where monies are granted, the Attorney General(s) receiving monies shall provide an accounting to NAAG of all disbursements received from the Fund no later than the 30th of June next following such disbursement.

Section 11

      In addition to the repayments to the Fund contemplated in the preceding section, the Special Committee may deposit in the Fund any other monies lawfully committed for the precise purpose of the Fund as set forth in section A(3) above. For example, the Special Committee may at its discretion accept for deposit in the Fund a foundation grant or court-ordered award for state antitrust and/or consumer protection enforcement as long as the monies so deposited become part of and subject to the same rules, purposes and limitations of the Fund.

Section 12

      The Special Committee shall be the sole and final arbiter of all Grant Applications and of the amount awarded for each such application, if any.

Section 13

      The Special Committee shall endeavor to maintain the Fund for as long a term as is consistent with the purpose of the Fund. The Special Committee will limit the total amount of grants made to a single state to no more than $500,000.00. The Special Committee will not award a single grant in excess of $200,000.00, unless the grant involves more than one state, in which case, a single grant so made may not total more than $300,000.00. The Special Committee may, in its discretion and by unanimous vote, decide to waive these limitations if it determines that special circumstances exist. Such decision, however, shall not be effective unless ratified by a two-thirds majority vote of the NAAG executive committee.

                                    Section C
                          Grant Application Procedures

Section 1

      This Protocol shall be transmitted to the Attorneys General within 90 days after the MSA Execution Date. It may not be amended unless by recommendation of the NAAG executive committee and majority vote of the Settling States. NAAG will notify the Settling States of any amendments promptly and will transmit yearly to the attorneys general a statement of the Fund balance and a summary of deposits to and withdrawals from the Fund in the previous calendar or fiscal year.

Section 2

      Grant Applications must be in writing and must be signed by the Attorney General submitting the application.

Section 3

      Grant Applications must include the following:

(A) A description of the contemplated/pending action, including the scope of the alleged violation and the area (state/regional/multi-state) likely to be affected by the suspected offending conduct.

(B) A statement whether the action is actively and currently pursued by any other Attorney General or other prosecuting authority.

(C)   A description of the purposes for which the monies sought will be used.

(D)   The amount requested.

(E) A directive as to how disbursements from the Fund should be made, e.g., either directly to a supplier of services (consultants, experts, witnesses, and the like), to the Attorney General's office directly, or in the case of multi-state action, to one or more Attorneys General's offices designated as a recipient of the monies.

(F) A statement that the applicant Attorney(s) General will, to the extent permitted by law, pay back to the Fund all, or as much as is possible, of the monies received, upon receipt of any monetary recovery obtained in the contemplated/pending litigation or settlement of the action.

(G) A certification that no part of the grant monies will be used to pay the salaries or ordinary expenses of any regular employee of the office of the applicant(s) and that the grant will be used solely to pay for the stated purpose.

(H) A certification that an accounting will be provided to NAAG of all monies received by the applicant(s) by no later than the 30th of June next following any receipt of such monies.

Section 4

      All Grant Applications shall be submitted to the NAAG office at the following address: National Association of Attorneys General, 750 1st Street, NE, Suite 1100, Washington D.C. 20002.

Section 5

      The Special Committee will endeavor to act upon all complete and properly submitted Grant Applications within 30 days of receipt of said applications.

                                    Section D
                        Other Disbursements from the Fund

Section 1

      To enforce and implement the terms of the Agreement, the Special Committee shall direct disbursements from the Fund to comply with the partial payment obligations set forth in section XI of the Agreement relative to costs of the Independent Auditor. A report of such disbursements shall be included in the accounting given pursuant to section C(1) above.

                                    Section E
                              Administrative Costs

Section 1

      NAAG shall receive from the Fund on July 1, 1999 and on July 1 of each year thereafter an administrative fee of $100,000 for its administrative costs in performing its duties under the Protocol and this Agreement. The NAAG executive committee may adjust the amount of the administrative fee in extraordinary circumstances.

                                    EXHIBIT K

                        MARKET CAPITALIZATION PERCENTAGES

Philip Morris Incorporated                                           68.0000000%
Brown & Williamson Tobacco Corporation                               17.9000000%
Lorillard Tobacco Company                                             7.3000000%
R.J. Reynolds Tobacco Company                                         6.8000000%
                                                                    -----------
Total                                                               100.0000000%
                                                                    ===========

                                    EXHIBIT L

                              MODEL CONSENT DECREE


                 IN THE [XXXXXX] COURT OF THE STATE OF [XXXXXX]
                        IN AND FOR THE COUNTY OF [XXXXX]

- - - - - - - - - - - - - - - - - - - - - x     CAUSE NO.  XXXXXX
                                          :
STATE OF [XXXXXXXXXXX],                   :
                                          :
     Plaintiff,                           :    CONSENT DECREE AND FINAL JUDGMENT
          v.                              :
                                          :
[XXXXXX XXXXX XXXX], et al.,              :
                                          :
      Defendants.                         :
                                          :
- - - - - - - - - - - - - - - - - - - - - x


      WHEREAS, Plaintiff, the State of [name of Settling State], commenced this action on [date], [by and through its Attorney General [name]], pursuant to [her/his/its] common law powers and the provisions of [state and/or federal law];

      WHEREAS, the State of [name of Settling State] asserted various claims for monetary, equitable and injunctive relief on behalf of the State of [name of Settling State] against certain tobacco product manufacturers and other defendants;

      WHEREAS, Defendants have contested the claims in the State's complaint [and amended complaints, if any] and denied the State's allegations [and asserted affirmative defenses];

      WHEREAS, the parties desire to resolve this action in a manner which appropriately addresses the State's public health concerns, while conserving the parties' resources, as well as those of the Court, which would otherwise be expended in litigating a matter of this magnitude; and

      WHEREAS, the Court has made no determination of any violation of law, this Consent Decree and Final Judgment being entered prior to the taking of any testimony and without trial or final adjudication of any issue of fact or law;

      NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED, AS FOLLOWS:

I.    JURISDICTION AND VENUE

      This Court has jurisdiction over the subject matter of this action and over each of the Participating Manufacturers. Venue is proper in this [county/district].

II.   DEFINITIONS

      The definitions set forth in the Agreement (a copy of which is attached hereto) are incorporated herein by reference.

III.  APPLICABILITY

      A. This Consent Decree and Final Judgment applies only to the Participating Manufacturers in their corporate capacity acting through their respective successors and assigns, directors, officers, employees, agents, subsidiaries, divisions, or other internal organizational units of any kind or any other entities acting in concert or participation with them. The remedies, penalties and sanctions that may be imposed or assessed in connection with a violation of this Consent Decree and Final Judgment (or any order issued in connection herewith) shall only apply to the Participating Manufacturers, and shall not be imposed or assessed against any employee, officer or director of any Participating Manufacturer, or against any other person or entity as a consequence of such violation, and there shall be no jurisdiction under this Consent Decree and Final Judgment to do so.

      B. This Consent Decree and Final Judgment is not intended to and does not vest standing in any third party with respect to the terms hereof. No portion of this Consent Decree and Final Judgment shall provide any rights to, or be enforceable by, any person or entity other than the State of [name of Settling State] or a Released Party. The State of [name of Settling State] may not assign or otherwise convey any right to enforce any provision of this Consent Decree and Final Judgment.

IV.   VOLUNTARY ACT OF THE PARTIES

      The parties hereto expressly acknowledge and agree that this Consent Decree and Final Judgment is voluntarily entered into as the result of arm's-length negotiation, and all parties hereto were represented by counsel in deciding to enter into this Consent Decree and Final Judgment.

V.    INJUNCTIVE AND OTHER EQUITABLE RELIEF

      Each Participating Manufacturer is permanently enjoined from:

      A. Taking any action, directly or indirectly, to target Youth within the State of [name of Settling State] in the advertising, promotion or marketing of Tobacco Products, or taking any action the primary purpose of which is to initiate, maintain or increase the incidence of Youth smoking within the State of [name of Settling State].

      B. After 180 days after the MSA Execution Date, using or causing to be used within the State of [name of Settling State] any Cartoon in the advertising, promoting, packaging or labeling of Tobacco Products.

      C. After 30 days after the MSA Execution Date, making or causing to be made any payment or other consideration to any other person or entity to use, display, make reference to or use as a prop within the State of [name of Settling State] any Tobacco Product, Tobacco Product package, advertisement for a Tobacco Product, or any other item bearing a Brand Name in any Media; provided, however, that the foregoing prohibition shall not apply to (1) Media where the audience or viewers are within an Adult-Only Facility (provided such Media are not visible to persons outside such Adult-Only Facility); (2) Media not intended for distribution or display to the public; (3) instructional Media concerning non-conventional cigarettes viewed only by or provided only to smokers who are Adults; and (4) actions taken by any Participating Manufacturer in connection with a Brand Name Sponsorship permitted pursuant to subsections III(c)(2)(A) and III(c)(2)(B)(i) of the Agreement, and use of a Brand Name to identify a Brand Name Sponsorship permitted by subsection III(c)(2)(B)(ii).

      D. Beginning July 1, 1999, marketing, distributing, offering, selling, licensing or causing to be marketed, distributed, offered, sold, or licensed (including, without limitation, by catalogue or direct mail), within the State of [name of Settling State], any apparel or other merchandise (other than Tobacco Products, items the sole function of which is to advertise Tobacco Products, or written or electronic publications) which bears a Brand Name. Provided, however, that nothing in this section shall (1) require any Participating Manufacturer to breach or terminate any licensing agreement or other contract in existence as of June 20, 1997 (this exception shall not apply beyond the current term of any existing contract, without regard to any renewal or option term that may be exercised by such Participating Manufacturer); (2) prohibit the distribution to any Participating Manufacturer's employee who is not Underage of any item described above that is intended for the personal use of such an employee; (3) require any Participating Manufacturer to retrieve, collect or otherwise recover any item that prior to the MSA Execution Date was marketed, distributed, offered, sold, licensed or caused to be marketed, distributed, offered, sold or licensed by such Participating Manufacturer; (4) apply to coupons or other items used by Adults solely in connection with the purchase of Tobacco Products; (5) apply to apparel or other merchandise used within an Adult-Only Facility that is not distributed (by sale or otherwise) to any member of the general public; or (6) apply to apparel or other merchandise
(a) marketed, distributed, offered, sold, or licensed at the site of a Brand Name Sponsorship permitted pursuant to subsection III(c)(2)(A) or III(c)(2)(B)(i) of the Agreement by the person to which the relevant Participating Manufacturer has provided payment in exchange for the use of the relevant Brand Name in the Brand Name Sponsorship or a third-party that does not receive payment from the relevant Participating Manufacturer (or any Affiliate of such Participating Manufacturer) in connection with the marketing, distribution, offer, sale or license of such apparel or other merchandise, or
(b) used at the site of a Brand Name Sponsorship permitted pursuant to subsections III(c)(2)(A) or III(c)(2)(B)(i) of the Agreement (during such event) that are not distributed (by sale or otherwise) to any member of the general public.

      E. After the MSA Execution Date, distributing or causing to be distributed within the State of [name of Settling State] any free samples of Tobacco Products except in an Adult-Only Facility. For purposes of this Consent Decree and Final Judgment, a "free sample" does not include a Tobacco Product that is provided to an Adult in connection with (1) the purchase, exchange or redemption for proof of purchase of any Tobacco Products (including, but not limited to, a free offer in connection with the purchase of Tobacco Products, such as a "two-for-one" offer), or (2) the conducting of consumer testing or evaluation of Tobacco Products with persons who certify that they are Adults.

      F. Using or causing to be used as a brand name of any Tobacco Product pursuant to any agreement requiring the payment of money or other valuable consideration, any nationally recognized or nationally established brand name or trade name of any non-tobacco item or service or any nationally recognized or nationally established sports team, entertainment group or individual celebrity. Provided, however, that the preceding sentence shall not apply to any Tobacco Product brand name in existence as of July 1, 1998. For the purposes of this provision, the term "other valuable consideration" shall not include an agreement between two entities who enter into such agreement for the sole purpose of avoiding infringement claims.

      G. After 60 days after the MSA Execution Date and through and including December 31, 2001, manufacturing or causing to be manufactured for sale within the State of [name of Settling State] any pack or other container of Cigarettes containing fewer than 20 Cigarettes (or, in the case of roll-your-own tobacco, any package of roll-your-own tobacco containing less than 0.60 ounces of tobacco); and, after 150 days after the MSA Execution Date and through and including December 31, 2001, selling or distributing within the State of [name of Settling State] any pack or other container of Cigarettes containing fewer than 20 Cigarettes (or, in the case of roll-your-own tobacco, any package of roll-your-own tobacco containing less than 0.60 ounces of tobacco).

      H. Entering into any contract, combination or conspiracy with any other Tobacco Product Manufacturer that has the purpose or effect of: (1) limiting competition in the production or distribution of information about health hazards or other consequences of the use of their products; (2) limiting or suppressing research into smoking and health; or (3) limiting or suppressing research into the marketing or development of new products. Provided, however, that nothing in the preceding sentence shall be deemed to (1) require any Participating Manufacturer to produce, distribute or otherwise disclose any information that is subject to any privilege or protection; (2) preclude any Participating Manufacturer from entering into any joint defense or joint legal interest agreement or arrangement (whether or not in writing), or from asserting any privilege pursuant thereto; or (3) impose any affirmative obligation on any Participating Manufacturer to conduct any research.

      I. Making any material misrepresentation of fact regarding the health consequences of using any Tobacco Product, including any tobacco additives, filters, paper or other ingredients. Provided, however, that nothing in the preceding sentence shall limit the exercise of any First Amendment right or the assertion of any defense or position in any judicial, legislative or regulatory forum.

VI.   MISCELLANEOUS PROVISIONS

      A. Jurisdiction of this case is retained by the Court for the purposes of implementing and enforcing the Agreement and this Consent Decree and Final Judgment and enabling the continuing proceedings contemplated herein. Whenever possible, the State of [name of Settling State] and the Participating Manufacturers shall seek to resolve any issue that may exist as to compliance with this Consent Decree and Final Judgment by discussion among the appropriate designees named pursuant to subsection XVIII(m) of the Agreement. The State of [name of Settling State] and/or any Participating Manufacturer may apply to the Court at any time for further orders and directions as may be necessary or appropriate for the implementation and enforcement of this Consent Decree and Final Judgment. Provided, however, that with regard to subsections V(A) and V(I) of this Consent Decree and Final Judgment, the Attorney General shall issue a cease and desist demand to the Participating Manufacturer that the Attorney General believes is in violation of either of such sections at least ten Business Days before the Attorney General applies to the Court for an order to enforce such subsections, unless the Attorney General reasonably determines that either a compelling time-sensitive public health and safety concern requires more immediate action or the Court has previously issued an Enforcement Order to the Participating Manufacturer in question for the same or a substantially similar action or activity. For any claimed violation of this Consent Decree and Final Judgment, in determining whether to seek an order for monetary, civil contempt or criminal sanctions for any claimed violation, the Attorney General shall give good-faith consideration to whether: (1) the Participating Manufacturer that is claimed to have committed the violation has taken appropriate and reasonable steps to cause the claimed violation to be cured, unless that party has been guilty of a pattern of violations of like nature; and
(2) a legitimate, good-faith dispute exists as to the meaning of the terms in question of this Consent Decree and Final Judgment. The Court in any case in its discretion may determine not to enter an order for monetary, civil contempt or criminal sanctions.

      B. This Consent Decree and Final Judgment is not intended to be, and shall not in any event be construed as, or deemed to be, an admission or concession or evidence of (1) any liability or any wrongdoing whatsoever on the part of any Released Party or that any Released Party has engaged in any of the activities barred by this Consent Decree and Final Judgment; or (2) personal jurisdiction over any person or entity other than the Participating Manufacturers. Each Participating Manufacturer specifically disclaims and denies any liability or wrongdoing whatsoever with respect to the claims and allegations asserted against it in this action, and has stipulated to the entry of this Consent Decree and Final Judgment solely to avoid the further expense, inconvenience, burden and risk of litigation.

      C. Except as expressly provided otherwise in the Agreement, this Consent Decree and Final Judgment shall not be modified (by this Court, by any other court or by any other means) unless the party seeking modification demonstrates, by clear and convincing evidence, that it will suffer irreparable harm from new and unforeseen conditions. Provided, however, that the provisions of sections III, V, VI and VII of this Consent Decree and Final Judgment shall in no event be subject to modification without the consent of the State of [name of Settling State] and all affected Participating Manufacturers. In the event that any of the sections of this Consent

Decree and Final Judgment enumerated in the preceding sentence are modified by this Court, by any other court or by any other means without the consent of the State of [name of Settling State] and all affected Participating Manufacturers, then this Consent Decree and Final Judgment shall be void and of no further effect. Changes in the economic conditions of the parties shall not be grounds for modification. It is intended that the Participating Manufacturers will comply with this Consent Decree and Final Judgment as originally entered, even if the Participating Manufacturers' obligations hereunder are greater than those imposed under current or future law (unless compliance with this Consent Decree and Final Judgment would violate such law). A change in law that results, directly or indirectly, in more favorable or beneficial treatment of any one or more of the Participating Manufacturers shall not support modification of this Consent Decree and Final Judgment.

      D. In any proceeding which results in a finding that a Participating Manufacturer violated this Consent Decree and Final Judgment, the Participating Manufacturer or Participating Manufacturers found to be in violation shall pay the State's costs and attorneys' fees incurred by the State of [name of Settling State] in such proceeding.

      E. The remedies in this Consent Decree and Final Judgment are cumulative and in addition to any other remedies the State of [name of Settling State] may have at law or equity, including but not limited to its rights under the Agreement. Nothing herein shall be construed to prevent the State from bringing an action with respect to conduct not released pursuant to the Agreement, even though that conduct may also violate this Consent Decree and Final Judgment. Nothing in this Consent Decree and Final Judgment is intended to create any right for [name of Settling State] to obtain any Cigarette product formula that it would not otherwise have under applicable law.

      F. No party shall be considered the drafter of this Consent Decree and Final Judgment for the purpose of any statute, case law or rule of interpretation or construction that would or might cause any provision to be construed against the drafter. Nothing in this Consent Decree and Final Judgment shall be construed as approval by the State of [name of Settling State] of the Participating Manufacturers' business organizations, operations, acts or practices, and the Participating Manufacturers shall make no representation to the contrary.

      G. The settlement negotiations resulting in this Consent Decree and Final Judgment have been undertaken in good faith and for settlement purposes only, and no evidence of negotiations or discussions underlying this Consent Decree and Final Judgment shall be offered or received in evidence in any action or proceeding for any purpose. Neither this Consent Decree and Final Judgment nor any public discussions, public statements or public comments with respect to this Consent Decree and Final Judgment by the State of [name of Settling State] or any Participating Manufacturer or its agents shall be offered or received in evidence in any action or proceeding for any purpose other than in an action or proceeding arising under or relating to this Consent Decree and Final Judgment.

      H. All obligations of the Participating Manufacturers pursuant to this Consent Decree and Final Judgment (including, but not limited to, all payment obligations) are, and shall remain, several and not joint.

      I. The provisions of this Consent Decree and Final Judgment are applicable only to actions taken (or omitted to be taken) within the States. Provided, however, that the preceding sentence shall not be construed as extending the territorial scope of any provision of this Consent Decree and Final Judgment whose scope is otherwise limited by the terms thereof.

      J. Nothing in subsection V(A) or V(I) of this Consent Decree shall create a right to challenge the continuation, after the MSA Execution Date, of any advertising content, claim or slogan (other than use of a Cartoon) that was not unlawful prior to the MSA Execution Date.

      K. If the Agreement terminates in this State for any reason, then this Consent Decree and Final Judgment shall be void and of no further effect.

VII.  FINAL DISPOSITION

      A. The Agreement, the settlement set forth therein, and the establishment of the escrow provided for therein are hereby approved in all respects, and all claims are hereby dismissed with prejudice as provided therein.

      B. The Court finds that the person[s] signing the Agreement have full and complete authority to enter into the binding and fully effective settlement of this action as set forth in the Agreement. The Court further finds that entering into this settlement is in the best interests of the State of [name of Settling State].

      LET JUDGMENT BE ENTERED ACCORDINGLY

      DATED this _____ day of ______________, 1998.

                                    EXHIBIT M

                  LIST OF PARTICIPATING MANUFACTURERS' LAWSUITS
                           AGAINST THE SETTLING STATES

1. Philip Morris, Inc., et al. v. Margery Bronster, Attorney General of the State of Hawaii, In Her Official Capacity, Civ. No. 96-00722HG, United States District Court for the District of Hawaii

2. Philip Morris, Inc., et al. v. Bruce Botelho, Attorney General of the State of Alaska, In His Official Capacity, Civ. No. A97-0003CV, United States District Court for the District of Alaska

3. Philip Morris, Inc., et al. v. Scott Harshbarger, Attorney General of the Commonwealth of Massachusetts, In His Official Capacity, Civ. No. 95-12574-GAO, United States District Court for the District of Massachusetts

4. Philip Morris, Inc., et al. v. Richard Blumenthal, Attorney General of the State of Connecticut, In His Official Capacity, Civ. No. 396CV01221 (PCD), United States District Court for the District of Connecticut

5. Philip Morris, et al. v. William H. Sorrell, et al., No. 1:98-ev-132, United States District Court for the District of Vermont

                                    EXHIBIT N

                        LITIGATING POLITICAL SUBDIVISIONS

1. City of New York, et al. v. The Tobacco Institute, Inc. et al., Supreme Court of the State of New York, County of New York, Index No. 406225/96

2. County of Erie v. The Tobacco Institute, Inc. et al., Supreme Court of the State of New York, County of Erie, Index No. I 1997/359

3. County of Los Angeles v. R.J. Reynolds Tobacco Co. et al., San Diego Superior Court, No. 707651

4. The People v. Philip Morris, Inc. et al., San Francisco Superior Court, No. 980864

5. County of Cook v. Philip Morris, Inc. et al., Circuit Court of Cook County, Ill., No. 97-L-4550

                                    EXHIBIT O

                        MODEL STATE FEE PAYMENT AGREEMENT


      This STATE Fee Payment Agreement (the "STATE Fee Payment Agreement") is entered into as of _________, _____ between and among the Original Participating Manufacturers and STATE Outside Counsel (as defined herein), to provide for payment of attorneys' fees pursuant to Section XVII of the Master Settlement Agreement (the "Agreement").

                                   WITNESSETH:

      WHEREAS, the State of STATE and the Original Participating Manufacturers have entered into the Agreement to settle and resolve with finality all Released Claims against the Released Parties, including the Original Participating Manufacturers, as set forth in the Agreement; and

      WHEREAS, Section XVII of the Agreement provides that the Original Participating Manufacturers shall pay reasonable attorneys' fees to those private outside counsel identified in Exhibit S to the Agreement, pursuant to the terms hereof;

      NOW, THEREFORE, BE IT KNOWN THAT, in consideration of the mutual agreement of the State of STATE and the Original Participating Manufacturers to the terms of the Agreement and of the mutual agreement of STATE Outside Counsel and the Original Participating Manufacturers to the terms of this STATE Fee Payment Agreement, and such other consideration described herein, the Original Participating Manufacturers and STATE Outside Counsel agree as follows:

SECTION 1. Definitions.

      All definitions contained in the Agreement are incorporated by reference herein, except as to terms specifically defined herein.

      (a) "Action" means the lawsuit identified in Exhibit D, M or N to the Agreement that has been brought by or against the State of STATE [or Litigating Political Subdivision].

      (b) "Allocated Amount" means the amount of any Applicable Quarterly Payment allocated to any Private Counsel (including STATE Outside Counsel) pursuant to section 17 hereof.

      (c) "Allocable Liquidated Share" means, in the event that the sum of all Payable Liquidated Fees of Private Counsel as of any date specified in section 8 hereof exceeds the Applicable Liquidation Amount for any payment described therein, a percentage share of the Applicable Liquidation Amount equal to the proportion of (i) the amount of the Payable Liquidated Fee of STATE Outside Counsel to (ii) the sum of Payable Liquidated Fees of all Private Counsel.

      (d) "Applicable Liquidation Amount" means, for purposes of the payments described in section 8 hereof --

            (i) for the payment described in subsection (a) thereof, $125 million;

            (ii) for the payment described in subsection (b) thereof, the difference between (A) $250 million and (B) the sum of all amounts paid in satisfaction of all Payable Liquidated Fees of Outside Counsel pursuant to subsection (a) thereof;

            (iii) for the payment described in subsection (c) thereof, the difference between (A) $250 million and (B) the sum of all amounts paid in satisfaction of all Payable Liquidated Fees of Outside Counsel pursuant to subsections (a) and (b) thereof;

            (iv) for the payment described in subsection (d) thereof, the difference between (A) $250 million and (B) the sum of all amounts paid in satisfaction of all Payable Liquidated Fees of Outside Counsel pursuant to subsections (a), (b) and (c) thereof;

            (v) for the payment described in subsection (e) thereof, the difference between (A) $250 million and (B) the sum of all amounts paid in satisfaction of all Payable Liquidated Fees of Outside Counsel pursuant to subsections (a), (b), (c) and (d) thereof;

            (vi) for each of the first, second and third quarterly payments for any calendar year described in subsection (f) thereof, $62.5 million; and

            (vii) for each of the fourth calendar quarterly payments for any calendar year described in subsection (f) thereof, the difference between
      (A) $250 million and (B) the sum of all amounts paid in satisfaction of all Payable Liquidated Fees of Outside Counsel with respect to the preceding calendar quarters of the calendar year.

      (e) "Application" means a written application for a Fee Award submitted to the Panel, as well as all supporting materials (which may include video recordings of interviews).

      (f) "Approved Cost Statement" means both (i) a Cost Statement that has been accepted by the Original Participating Manufacturers; and (ii) in the event that a Cost Statement submitted by STATE Outside Counsel is disputed, the determination by arbitration pursuant to subsection (b) of section 19 hereof as to the amount of the reasonable costs and expenses of STATE Outside Counsel.

      (g) "Cost Statement" means a signed and attested statement of reasonable costs and expenses of Outside Counsel for any action identified on Exhibit D, M or N to the Agreement that has been brought by or against a Settling State or Litigating Political Subdivision.

      (h) "Designated Representative" means the person designated in writing, by each person or entity identified in Exhibit S to the Agreement [by the Attorney General of the State of STATE or as later certified in writing by the governmental prosecuting authority of the Litigating Political Subdivision], to act as their agent in receiving payments from the Original Participating Manufacturers for the benefit of STATE Outside Counsel pursuant to sections 8, 16 and 19 hereof, as applicable.

      (i) "Director" means the Director of the Private Adjudication Center of the Duke University School of Law or such other person or entity as may be chosen by agreement of the Original Participating Manufacturers and the Committee described in the second sentence of paragraph (b)(ii) of section 11 hereof.

      (j) "Eligible Counsel" means Private Counsel eligible to be allocated a part of a Quarterly Fee Amount pursuant to section 17 hereof.

      (k) "Federal Legislation" means federal legislation that imposes an enforceable obligation on Participating Defendants to pay attorneys' fees with respect to Private Counsel.

      (l) "Fee Award" means any award of attorneys' fees by the Panel in connection with a Tobacco Case.

      (m) "Liquidated Fee" means an attorneys' fee for Outside Counsel for any action identified on Exhibit D, M or N to the Agreement that has been brought by or against a Settling State or Litigating Political Subdivision, in an amount agreed upon by the Original Participating Manufacturers and such Outside Counsel.

      (n) "Outside Counsel" means all those Private Counsel identified in Exhibit S to the Agreement.

      (o) "Panel" means the three-member arbitration panel described in section 11 hereof.

      (p) "Party" means (i) STATE Outside Counsel and (ii) an Original Participating Manufacturer.

      (q) "Payable Cost Statement" means the unpaid amount of a Cost Statement as to which all conditions precedent to payment have been satisfied.

      (r) "Payable Liquidated Fee" means the unpaid amount of a Liquidated Fee as to which all conditions precedent to payment have been satisfied.

      (s) "Previously Settled States" means the States of Mississippi, Florida and Texas.

      (t) "Private Counsel" means all private counsel for all plaintiffs in a Tobacco Case (including STATE Outside Counsel).

      (u) "Quarterly Fee Amount" means, for purposes of the quarterly payments described in sections 16, 17 and 18 hereof --

            (i) for each of the first, second and third calendar quarters of any calendar year beginning with the first calendar quarter of 1999 and ending with the third calendar quarter of 2008, $125 million;

            (ii) for each fourth calendar quarter of any calendar year beginning with the fourth calendar quarter of 1999 and ending with the fourth calendar quarter of 2003, the sum of (A) $125 million and (B) the difference, if any, between (1) $375 million and (2) the sum of all amounts paid in satisfaction of all Fee Awards of Private Counsel during such calendar year, if any;

            (iii) for each fourth calendar quarter of any calendar year beginning with the fourth calendar quarter of 2004 and ending with the fourth calendar quarter of 2008, the sum of (A) $125 million; (B) the difference between (1) $375 million; and (2) the sum of all amounts paid in satisfaction of all Fee Awards of Private Counsel during such calendar year, if any; and (C) the difference, if any, between (1) $250 million and
      (2) the product of (a) .2 (two tenths) and (b) the sum of all amounts paid in satisfaction of all Liquidated Fees of Outside Counsel pursuant to section 8 hereof, if any;

            (iv) for each of the first, second and third calendar quarters of any calendar year beginning with the first calendar quarter of 2009, $125 million; and

            (v) for each fourth calendar quarter of any calendar year beginning with the fourth calendar quarter of 2009, the sum of (A) $125 million and
      (B) the difference, if any, between (1) $375 million and (2) the sum of all amounts paid in satisfaction of all Fee Awards of Private Counsel during such calendar year, if any.

      (v) "Related Persons" means each Original Participating Manufacturer's past, present and future Affiliates, divisions, officers, directors, employees, representatives, insurers, lenders, underwriters, Tobacco-Related Organizations, trade associations, suppliers, agents, auditors, advertising agencies, public relations entities, attorneys, retailers and distributors (and the predecessors, heirs, executors, administrators, successors and assigns of each of the foregoing).

      (w) "State of STATE" means the [applicable Settling State or the Litigating Political Subdivision], any of its past, present and future agents, officials acting in their official capacities, legal representatives, agencies, departments, commissions and subdivisions.

      (x) "STATE Outside Counsel" means all persons or entities identified in Exhibit S to the Agreement by the Attorney General of State of STATE [or as later certified by the office of the governmental prosecuting authority for the Litigating Political Subdivision] as having been retained by and having represented the STATE in connection with the Action, acting collectively by unanimous decision of all such persons or entities.

      (y) "Tobacco Case" means any tobacco and health case (other than a non-class action personal injury case brought directly by or on behalf of a single natural person or the survivor of such person or for wrongful death, or any non-class action consolidation of two or more such cases).

      (z) "Unpaid Fee" means the unpaid portion of a Fee Award.

SECTION 2. Agreement to Pay Fees.

      The Original Participating Manufacturers will pay reasonable attorneys' fees to STATE Outside Counsel for their representation of the State of STATE in connection with the Action, as provided herein and subject to the Code of Professional Responsibility of the American Bar Association. Nothing herein shall be construed to require the Original Participating Manufacturers to pay any attorneys' fees other than (i) a Liquidated Fee or a Fee Award and (ii) a Cost Statement, as provided herein, nor shall anything herein require the Original Participating Manufacturers to pay any Liquidated Fee, Fee Award or Cost Statement in connection with any litigation other than the Action.

SECTION 3. Exclusive Obligation of the Original Participating Manufacturers.

      The provisions set forth herein constitute the entire obligation of the Original Participating Manufacturers with respect to payment of attorneys' fees of STATE Outside Counsel (including costs and expenses) in connection with the Action and the exclusive means by which STATE Outside Counsel or any other person or entity may seek payment of fees by the Original Participating Manufacturers or Related Persons in connection with the Action. The Original Participating Manufacturers shall have no obligation pursuant to Section XVII of the Agreement to pay attorneys' fees in connection with the Action to any counsel other than STATE Outside Counsel, and they shall have no other obligation to pay attorneys' fees to or otherwise to compensate STATE Outside Counsel, any other counsel or representative of the State of STATE or the State of STATE itself with respect to attorneys' fees in connection with the Action.

SECTION 4. Release.

      (a) Each person or entity identified in Exhibit S to the Agreement by the Attorney General of the State of STATE [or as certified by the office of the governmental prosecuting authority for the Litigating Political Subdivision] hereby irrevocably releases the Original Participating Manufacturers and all Related Persons from any and all claims that such person or entity ever had, now has or hereafter can, shall or may have in any way related to the Action (including but not limited to any negotiations related to the settlement of the Action). Such release shall not be construed as a release of any person or entity as to any of the obligations undertaken herein in connection with a breach thereof.

      (b) In the event that STATE Outside Counsel and the Original Participating Manufacturers agree upon a Liquidated Fee pursuant to section 7 hereof, it shall be a precondition to any payment by the Original Participating Manufacturers to the Designated Representative pursuant to section 8 hereof that each person or entity identified in Exhibit S to the Agreement by the Attorney General of the State of STATE [or as certified by the office of the governmental prosecuting authority for the Litigating Political Subdivision] shall have irrevocably released all entities represented by STATE Outside Counsel in the Action, as well as all persons acting by or on behalf of such entities (including the Attorney General [or the office of the governmental prosecuting authority] and each other person or entity identified on Exhibit S to the Agreement by the Attorney General [or the office of the governmental prosecuting authority]) from any and all claims that such person or entity ever had, now has or hereafter can, shall or may have in any way related to the Action (including but not limited to any negotiations related to the settlement of the Action). Such release shall not be construed as a release of any person or entity as to any of the obligations undertaken herein in connection with a breach thereof.

SECTION 5. No Effect on STATE Outside Counsel's Fee Contract.

      The rights and obligations, if any, of the respective parties to any contract between the State of STATE and STATE Outside Counsel shall be unaffected by this STATE Fee Payment Agreement except (a) insofar as STATE Outside Counsel grant the release described in subsection (b) of section 4 hereof; and (b) to the extent that STATE Outside Counsel receive any payments in satisfaction of a Fee Award pursuant to section 16 hereof, any amounts so received shall be credited, on a dollar-for-dollar basis, against any amount payable to STATE Outside Counsel by the State of STATE [or the Litigating Political Subdivision] under any such contract.

SECTION 6. Liquidated Fees.

      (a) In the event that the Original Participating Manufacturers and STATE Outside Counsel agree upon the amount of a Liquidated Fee, the Original Participating Manufacturers shall pay such Liquidated Fee, pursuant to the terms hereof.

      (b) The Original Participating Manufacturers' payment of any Liquidated Fee pursuant to this STATE Fee Payment Agreement shall be subject to (i) satisfaction of the conditions precedent stated in section 4 and paragraph
(c)(ii) of section 7 hereof; and (ii) the payment schedule and the annual and quarterly aggregate national caps specified in sections 8 and 9 hereof, which shall apply to all payments made with respect to Liquidated Fees of all Outside Counsel.

SECTION 7. Negotiation of Liquidated Fees.

      (a) If STATE Outside Counsel seek to be paid a Liquidated Fee, the Designated Representative shall so notify the Original Participating Manufacturers. The Original Participating Manufacturers may at any time make an offer of a Liquidated Fee to the Designated Representative in an amount set by the unanimous agreement, and at the sole discretion, of the Original Participating Manufacturers and, in any event, shall collectively make such an offer to the Designated Representative no more than 60 Business Days after receipt of notice by the Designated Representative that STATE Outside Counsel seek to be paid a Liquidated Fee. The Original Participating Manufacturers shall not be obligated to make an offer of a Liquidated Fee in any particular amount. Within ten Business Days after receiving such an offer, STATE Outside Counsel shall either accept the offer, reject the offer or make a counteroffer.

      (b) The national aggregate of all Liquidated Fees to be agreed to by the Original Participating Manufacturers in connection with the settlement of those actions indicated on Exhibits D, M and N to the Agreement shall not exceed one billion two hundred fifty million dollars ($1,250,000,000).

      (c) If the Original Participating Manufacturers and STATE Outside Counsel agree in writing upon a Liquidated Fee --

            (i) STATE Outside Counsel shall not be eligible for a Fee Award;

            (ii) such Liquidated Fee shall not become a Payable Liquidated Fee until such time as (A) State-Specific Finality has occurred in the State of STATE; (B) each person or entity identified in Exhibit S to the Agreement by the Attorney General of the State of STATE [or as certified by the office of the governmental prosecuting authority of the Litigating Political Subdivision] has granted the release described in subsection (b) of section 4 hereof; and (C) notice of the events described in subparagraphs (A) and (B) of this paragraph has been provided to the Original Participating Manufacturers.

            (iii) payment of such Liquidated Fee pursuant to sections 8 and 9 hereof (together with payment of costs and expenses pursuant to section 19 hereof), shall be STATE Outside Counsel's total and sole compensation by the Original Participating Manufacturers in connection with the Action.

      (d) If the Original Participating Manufacturers and STATE Outside Counsel do not agree in writing upon a Liquidated Fee, STATE Outside Counsel may submit an Application to the Panel for a Fee Award to be paid as provided in sections 16, 17 and 18 hereof.

SECTION 8. Payment of Liquidated Fee.

      In the event that the Original Participating Manufacturers and STATE Outside Counsel agree in writing upon a Liquidated Fee, and until such time as the Designated Representative has received payments in full satisfaction of such Liquidated Fee --

      (a) On February 1, 1999, if the Liquidated Fee of STATE Outside Counsel became a Payable Liquidated Fee before January 15, 1999, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the lesser of (i) the Payable Liquidated Fee of STATE Outside Counsel, (ii) $5 million or (iii) in the event that the sum of all Payable Liquidated Fees of all Outside Counsel as of January 15, 1999 exceeds the Applicable Liquidation Amount, the Allocable Liquidated Share of STATE Outside Counsel.

      (b) On August 1, 1999, if the Liquidated Fee of STATE Outside Counsel became a Payable Liquidated Fee on or after January 15, 1999 and before July 15, 1999, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the lesser of (i) the Payable Liquidated Fee of STATE Outside Counsel, (ii) $5 million or (iii) in the event that the sum of all Payable Liquidated Fees of all Outside Counsel that became Payable Liquidated Fees on or after January 15, 1999 and before July 15, 1999 exceeds the Applicable Liquidation Amount, the Allocable Liquidated Share of STATE Outside Counsel.

      (c) On December 15, 1999, if the Liquidated Fee of STATE Outside Counsel became a Payable Liquidated Fee on or after July 15, 1999 and before December 1, 1999, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the lesser of (i) the Payable Liquidated Fee of STATE Outside Counsel, (ii) $5 million or (iii) in the event that the sum of all Payable Liquidated Fees of all Outside Counsel that became Payable Liquidated Fees on or after July 15, 1999 and before December 1, 1999 exceeds the Applicable Liquidation Amount, the Allocable Liquidated Share of STATE Outside Counsel.

      (d) On December 15, 1999, if the Liquidated Fee of STATE Outside Counsel became a Payable Liquidated Fee before December 1, 1999, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the lesser of (i) the Payable Liquidated Fee of STATE Outside Counsel, or (ii) $5 million or (iii) in the event that the sum of all Payable Liquidated Fees of all Outside Counsel that become Payable Liquidated Fees before December 1, 1999 exceeds the Applicable Liquidation Amount, the Allocable Liquidated Share of STATE Outside Counsel.

      (e) On December 15, 1999, if the Liquidated Fee of STATE Outside Counsel became a Payable Liquidated Fee before December 1, 1999, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the lesser of (i) the Payable Liquidated Fee of STATE Outside Counsel or (ii) in the event that the sum of all Payable Liquidated Fees of all Outside Counsel that became

Payable Liquidated Fees before December 1, 1999 exceeds the Applicable Liquidation Amount, the Allocable Liquidated Share of STATE Outside Counsel.

      (f) On the last day of each calendar quarter, beginning with the first calendar quarter of 2000 and ending with the fourth calendar quarter of 2003, if the Liquidated Fee of STATE Outside Counsel became a Payable Liquidated Fee at least 15 Business Days prior to the last day of each such calendar quarter, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the lesser of (i) the Payable Liquidated Fee of STATE Outside Counsel or (ii) in the event that the sum of all Payable Liquidated Fees of all Outside Counsel as of the date 15 Business Days prior to the date of the payment in question exceeds the Applicable Liquidation Amount, the Allocable Liquidated Share of STATE Outside Counsel.

SECTION 9. Limitations on Payments of Liquidated Fees.

      Notwithstanding any other provision hereof, all payments by the Original Participating Manufacturers with respect to Liquidated Fees shall be subject to the following:

      (a) Under no circumstances shall the Original Participating Manufacturers be required to make any payment that would result in aggregate national payments of Liquidated Fees:

            (i) during 1999, totaling more than $250 million;

            (ii) with respect to any calendar quarter beginning with the first calendar quarter of 2000 and ending with the fourth calendar quarter of 2003, totaling more than $62.5 million, except to the extent that a payment with respect to any prior calendar quarter of any calendar year did not total $62.5 million; or

            (iii) with respect to any calendar quarter after the fourth calendar quarter of 2003, totaling more than zero.

      (b) The Original Participating Manufacturers' obligations with respect to the Liquidated Fee of STATE Outside Counsel, if any, shall be exclusively as provided in this STATE Fee Payment Agreement, and notwithstanding any other provision of law, such Liquidated Fee shall not be entered as or reduced to a judgment against the Original Participating Manufacturers or considered as a basis for requiring a bond or imposing a lien or any other encumbrance.

SECTION 10. Fee Awards.

      (a) In the event that the Original Participating Manufacturers and STATE Outside Counsel do not agree in writing upon a Liquidated Fee as described in section 7 hereof, the Original Participating Manufacturers shall pay, pursuant to the terms hereof, the Fee Award awarded by the Panel to STATE Outside Counsel.

      (b) The Original Participating Manufacturers' payment of any Fee Award pursuant to this STATE Fee Payment Agreement shall be subject to the payment schedule and the annual and quarterly aggregate national caps specified in sections 17 and 18 hereof, which shall apply to:

            (i) all payments of Fee Awards in connection with an agreement to pay fees as part of the settlement of any Tobacco Case on terms that provide for payment by the Original Participating Manufacturers or other defendants acting in agreement with the Original Participating Manufacturers (collectively, "Participating Defendants") of fees with respect to any Private Counsel, subject to an annual cap on payment of all such fees; and

            (ii) all payments of attorneys' fees (other than fees for attorneys of Participating Defendants) pursuant to Fee Awards for activities in connection with any Tobacco Case resolved by operation of Federal Legislation.

SECTION 11. Composition of the Panel.

      (a) The first and the second members of the Panel shall both be permanent members of the Panel and, as such, will participate in the determination of all Fee Awards. The third Panel member shall not be a permanent Panel member, but instead shall be a state-specific member selected to determine Fee Awards on behalf of Private Counsel retained in connection with litigation within a single state. Accordingly, the third, state-specific member of the Panel for purposes of determining Fee Awards with respect to litigation in the State of STATE shall not participate in any determination as to any Fee Award with respect to litigation in any other state (unless selected to participate in such determinations by such persons as may be authorized to make such selections under other agreements).

      (b) The members of the Panel shall be selected as follows:

            (i) The first member shall be the natural person selected by Participating Defendants.

            (ii) The second member shall be the person jointly selected by the agreement of Participating Defendants and a majority of the committee described in the fee payment agreements entered in connection with the settlements of the Tobacco Cases brought by the Previously Settled States. In the event that the person so selected is unable or unwilling to continue to serve, a replacement for such member shall be selected by agreement of the Original Participating Manufacturers and a majority of the members of a committee composed of the following members: Joseph F. Rice, Richard F. Scruggs, Steven W. Berman, Walter Umphrey, one additional representative, to be selected in the sole discretion of NAAG, and two representatives of Private Counsel in Tobacco Cases, to be selected at the sole discretion of the Original Participating Manufacturers.

            (iii) The third, state-specific member for purposes of determining Fee Awards with respect to litigation in the State of STATE shall be a natural person selected by STATE Outside Counsel, who shall notify the Director and the Original Participating Manufacturers of the name of the person selected.

SECTION 12. Application of STATE Outside Counsel.

      (a) STATE Outside Counsel shall make a collective Application for a single Fee Award, which shall be submitted to the Director. Within five Business Days after receipt of the Application by STATE Outside Counsel, the Director shall serve the Application upon the Original Participating Manufacturers and the STATE. The Original Participating Manufacturers shall submit all materials in response to the Application to the Director by the later of (i) 60 Business Days after service of the Application upon the Original Participating Manufacturers by the Director, (ii) five Business Days after the date of State-Specific Finality in the State of STATE or (iii) five Business Days after the date on which notice of the name of the third, state-specific panel member described in paragraph (b)(iii) of section 11 hereof has been provided to the Director and the Original Participating Manufacturers.

      (b) The Original Participating Manufacturers may submit to the Director any materials that they wish and, notwithstanding any restrictions or representations made in any other agreements, the Original Participating Manufacturers shall be in no way constrained from contesting the amount of the Fee Award requested by STATE Outside Counsel. The Director, the Panel, the State of STATE, the Original Participating Manufacturers and STATE Outside Counsel shall preserve the confidentiality of any attorney work-product materials or other similar confidential information that may be submitted.

      (c) The Director shall forward the Application of STATE Outside Counsel, as well as all written materials relating to such Application that have been submitted by the Original Participating Manufacturers pursuant to subsection (b) of this section, to the Panel within five Business Days after the later of (i) the expiration of the period for the Original Participating Manufacturers to submit such materials or (ii) the earlier of (A) the date on which the Panel issues a Fee Award with respect to any Application of other Private Counsel previously forwarded to the Panel by the Director or (B) 30 Business Days after the forwarding to the Panel of the Application of other Private Counsel most recently forwarded to the Panel by the Director. The Director shall notify the Parties upon forwarding the Application (and all written materials relating thereto) to the Panel.

      (d) In the event that either Party seeks a hearing before the Panel, such Party may submit a request to the Director in writing within five Business Days after the forwarding of the Application of STATE Outside Counsel to the Panel by the Director, and the Director shall promptly forward the request to the Panel. If the Panel grants the request, it shall promptly set a date for hearing, such date to fall within 30 Business Days after the date of the Panel's receipt of the Application.

SECTION 13. Panel Proceedings.

      The proceedings of the Panel shall be conducted subject to the terms of this Agreement and of the Protocol of Panel Procedures attached as an Appendix hereto.

SECTION 14. Award of Fees to STATE Outside Counsel.

      The members of the Panel will consider all relevant information submitted to them in reaching a decision as to a Fee Award that fairly provides for full reasonable compensation of STATE Outside Counsel. In considering the amount of the Fee Award, the Panel shall not consider any Liquidated Fee agreed to by any other Outside Counsel, any offer of or negotiations relating to any proposed liquidated fee for STATE Outside Counsel or any Fee Award that already has been or yet may be awarded in connection with any other Tobacco Case. The Panel shall not be limited to an hourly-rate or lodestar analysis in determining the amount of the Fee Award of STATE Outside Counsel, but shall take into account the totality of the circumstances. The Panel's decisions as to the Fee Award of STATE Outside Counsel shall be in writing and shall report the amount of the fee awarded (with or without explanation or opinion, at the Panel's discretion). The Panel shall determine the amount of the Fee Award to be paid to STATE Outside Counsel within the later of 30 calendar days after receiving the Application (and all related materials) from the Director or 15 Business Days after the last date of any hearing held pursuant to subsection (d) of section 12 hereof. The Panel's decision as to the Fee Award of STATE Outside Counsel shall be final, binding and non-appealable.

SECTION 15. Costs of Arbitration.

      All costs and expenses of the arbitration proceedings held by the Panel, including costs, expenses and compensation of the Director and of the Panel members (but not including any costs, expenses or compensation of counsel making applications to the Panel), shall be borne by the Original Participating Manufacturers in proportion to their Relative Market Shares.

SECTION 16. Payment of Fee Award of STATE Outside Counsel.

      On or before the tenth Business Day after the last day of each calendar quarter beginning with the first calendar quarter of 1999, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the Allocated Amount for STATE Outside Counsel for the calendar quarter with respect to which such quarterly payment is being made (the "Applicable Quarter").

SECTION 17. Allocated Amounts of Fee Awards.

      The Allocated Amount for each Private Counsel with respect to any payment to be made for any particular Applicable Quarter shall be determined as follows:

      (a) The Quarterly Fee Amount shall be allocated equally among each of the three months of the Applicable Quarter. The amount for each such month shall be allocated among those Private Counsel retained in connection with Tobacco Cases settled before or during such month (each such Private Counsel being an "Eligible Counsel" with respect to such monthly amount), each of which shall be allocated a portion of each such monthly amount up to (or, in the event that the sum of all Eligible Counsel's respective Unpaid Fees exceeds such monthly amount, in proportion to) the amount of such Eligible Counsel's Unpaid Fees. The monthly amount for each month of the calendar quarter shall be allocated among those Eligible Counsel having Unpaid Fees, without regard to whether there may be Eligible Counsel that have not yet been granted or denied a Fee Award as of the last day of the Applicable Quarter. The allocation of subsequent Quarterly Fee Amounts for the calendar year, if any, shall be adjusted, as necessary, to account for any Eligible Counsel that are granted Fee Awards in a subsequent quarter of such calendar year, as provided in paragraph (b)(ii) of this section.

      (b) In the event that the amount for a given month is less than the sum of the Unpaid Fees of all Eligible Counsel:

            (i) in the case of the first quarterly allocation for any calendar year, such monthly amount shall be allocated among all Eligible Counsel for such month in proportion to the amounts of their respective Unpaid Fees.

            (ii) in the case of a quarterly allocation after the first quarterly allocation, the Quarterly Fee Amount shall be allocated among only those Private Counsel, if any, that were Eligible Counsel with respect to any monthly amount for any prior quarter of the calendar year but were not allocated a proportionate share of such monthly amount (either because such Private Counsel's applications for Fee Awards were still under consideration as of the last day of the calendar quarter containing the month in question or for any other reason), until each such Eligible Counsel has been allocated a proportionate share of all such prior monthly payments for the calendar year (each such share of each such Eligible Counsel being a "Payable Proportionate Share"). In the event that the sum of all Payable Proportionate Shares exceeds the Quarterly Fee Amount, the Quarterly Fee Amount shall be allocated among such Eligible Counsel on a monthly basis in proportion to the amounts of their respective Unpaid Fees (without regard to whether there may be other Eligible Counsel with respect to such prior monthly amounts that have not yet been granted or denied a Fee Award as of the last day of the Applicable Quarter). In the event that the sum of all Payable Proportionate Shares is less than the Quarterly Fee Amount, the amount by which the Quarterly Fee Amount exceeds the sum of all such Payable Proportionate Shares shall be allocated among each month of the calendar quarter, each such monthly amount to be allocated among those Eligible Counsel having Unpaid Fees in proportion to the amounts of their respective Unpaid Fees (without regard to whether there may be Eligible Counsel that have not yet been granted or denied a Fee Award as of the last day of the Applicable Quarter).

      (c) Adjustments pursuant to subsection (b)(ii) of this section 17 shall be made separately for each calendar year. No amounts paid in any calendar year shall be subject to refund, nor shall any payment in any given calendar year affect the allocation of payments to be made in any subsequent calendar year.

SECTION 18. Credits to and Limitations on Payment of Fee Awards.

      Notwithstanding any other provision hereof, all payments by the Original Participating Manufacturers with respect to Fee Awards shall be subject to the following:

      (a) Under no circumstances shall the Original Participating Manufacturers be required to make payments that would result in aggregate national payments and credits by Participating Defendants with respect to all Fee Awards of Private Counsel:

            (i) during any year beginning with 1999, totaling more than the sum of the Quarterly Fee Amounts for each calendar quarter of the calendar year, excluding certain payments with respect to any Private Counsel for 1998 that are paid in 1999; and

            (ii) during any calendar quarter beginning with the first calendar quarter of 1999, totaling more than the Quarterly Fee Amount for such quarter, excluding certain payments with respect to any Private Counsel for 1998 that are paid in 1999.

      (b) The Original Participating Manufacturers' obligations with respect to the Fee Award of STATE Outside Counsel, if any, shall be exclusively as provided in this STATE Fee Payment Agreement, and notwithstanding any other provision of law, such Fee Award shall not be entered as or reduced to a judgment against the Original Participating Manufacturers or considered as a basis for requiring a bond or imposing a lien or any other encumbrance.

SECTION 19. Reimbursement of Outside Counsel's Costs.

      (a) The Original Participating Manufacturers shall reimburse STATE Outside Counsel for reasonable costs and expenses incurred in connection with the Action, provided that such costs and expenses are of the same nature as costs and expenses for which the Original Participating Manufacturers ordinarily reimburse their own counsel or agents. Payment of any Approved Cost Statement pursuant to this STATE Fee Payment Agreement shall be subject to (i) the condition precedent of approval of the Agreement by the Court for the State of STATE and (ii) the payment schedule and the aggregate national caps specified in subsection (c) of this section, which shall apply to all payments made with respect to Cost Statements of all Outside Counsel.

      (b) In the event that STATE Outside Counsel seek to be reimbursed for reasonable costs and expenses incurred in connection with the Action, the Designated Representative shall submit a Cost Statement to the Original Participating Manufacturers.

Within 30 Business Days after receipt of any such Cost Statement, the Original Participating Manufacturers shall either accept the Cost Statement or dispute the Cost Statement, in which event the Cost Statement shall be subject to a full audit by examiners to be appointed by the Original Participating Manufacturers (in their sole discretion). Any such audit will be completed within 120 Business Days after the date the Cost Statement is received by the Original Participating Manufacturers. Upon completion of such audit, if the Original Participating Manufacturers and STATE Outside Counsel cannot agree as to the appropriate amount of STATE Outside Counsel's reasonable costs and expenses, the Cost Statement and the examiner's audit report shall be submitted to the Director for arbitration before the Panel or, in the event that STATE Outside Counsel and the Original Participating Manufacturers have agreed upon a Liquidated Fee pursuant to section 7 hereof, before a separate three-member panel of independent arbitrators, to be selected in a manner to be agreed to by STATE Outside Counsel and the Original Participating Manufacturers, which shall determine the amount of STATE Outside Counsel's reasonable costs and expenses for the Action. In determining such reasonable costs and expenses, the members of the arbitration panel shall be governed by the Protocol of Panel Procedures attached as an Appendix hereto. The amount of STATE Outside Counsel's reasonable costs and expenses determined pursuant to arbitration as provided in the preceding sentence shall be final, binding and non-appealable.

      (c) Any Approved Cost Statement of STATE Outside Counsel shall not become a Payable Cost Statement until approval of the Agreement by the Court for the State of STATE. Within five Business Days after receipt of notification thereof by the Designated Representative, each Original Participating Manufacturer shall severally pay to the Designated Representative its Relative Market Share of the Payable Cost Statement of STATE Outside Counsel, subject to the following --

            (i) All Payable Cost Statements of Outside Counsel shall be paid in the order in which such Payable Cost Statements became Payable Cost Statements.

            (ii) Under no circumstances shall the Original Participating Manufacturers be required to make payments that would result in aggregate national payments by Participating Defendants of all Payable Cost Statements of Private Counsel in connection with all of the actions identified in Exhibits D, M and N to the Agreement, totaling more than $75 million for any given year.

            (iii) Any Payable Cost Statement of Outside Counsel not paid during the year in which it became a Payable Cost Statement as a result of paragraph (ii) of this subsection shall become payable in subsequent years, subject to paragraphs (i) and (ii), until paid in full.

      (d) The Original Participating Manufacturers' obligations with respect to reasonable costs and expenses incurred by STATE Outside Counsel in connection with the Action shall be exclusively as provided in this STATE Fee Payment Agreement, and notwithstanding any other provision of law, any Approved Cost Statement determined pursuant to subsection (b) of this section (including any Approved Cost Statement determined pursuant to arbitration before the Panel or the separate three-member panel of independent arbitrators described therein) shall not be entered as or reduced to a judgment against the Original Participating Manufacturers or considered as a basis for requiring a bond or imposing a lien or any other incumbrance.

SECTION 20. Distribution of Payments among STATE Outside Counsel.

      (a) All payments made to the Designated Representative pursuant to this STATE Fee Payment Agreement shall be for the benefit of each person or entity identified in Exhibit S to the Agreement by the Attorney General of the State of STATE [or as certified by the governmental prosecuting authority of the Litigating Political Subdivision], each of which shall receive from the Designated Representative a percentage of each such payment in accordance with the fee sharing agreement, if any, among STATE Outside Counsel (or any written amendment thereto).

      (b) The Original Participating Manufacturers shall have no obligation, responsibility or liability with respect to the allocation among those persons or entities identified in Exhibit S to the Agreement by the Attorney General of the State of STATE [or as certified by the governmental prosecuting authority of the Litigating Political Subdivision], or with respect to any claim of misallocation, of any amounts paid to the Designated Representative pursuant to this STATE Fee Payment Agreement.

SECTION 21. Calculations of Amounts.

      All calculations that may be required hereunder shall be performed by the Original Participating Manufacturers, with notice of the results thereof to be given promptly to the Designated Representative. Any disputes as to the correctness of calculations made by the Original Participating Manufacturers shall be resolved pursuant to the procedures described in Section XI(c) of the Agreement for resolving disputes as to calculations by the Independent Auditor.

SECTION 22. Payment Responsibility.

      (a) Each Original Participating Manufacturer shall be severally liable for its share of all payments pursuant to this STATE Fee Payment Agreement. Under no circumstances shall any payment due hereunder or any portion thereof become the joint obligation of the Original Participating Manufacturers or the obligation of any person other than the Original Participating Manufacturer from which such payment is originally due, nor shall any Original Participating Manufacturer be required to pay a portion of any such payment greater than its Relative Market Share.

      (b) Due to the particular corporate structures of R. J. Reynolds Tobacco Company ("Reynolds") and Brown & Williamson Tobacco Corporation ("Brown & Williamson") with respect to their non-domestic tobacco operations, Reynolds and

Brown & Williamson shall each be severally liable for its respective share of each payment due pursuant to this STATE Fee Payment Agreement up to (and its liability hereunder shall not exceed) the full extent of its assets used in, and earnings and revenues derived from, its manufacture and sale in the United States of Tobacco Products intended for domestic consumption, and no recourse shall be had against any of its other assets or earnings to satisfy such obligations.

SECTION 23. Termination.

      In the event that the Agreement is terminated with respect to the State of STATE pursuant to Section XVIII(u) of the Agreement (or for any other reason) the Designated Representative and each person or entity identified in Exhibit S to the Agreement by the Attorney General of the State of STATE [or as certified by the governmental prosecuting authority of the Litigating Political Subdivision] shall immediately refund to the Original Participating Manufacturers all amounts received under this STATE Fee Payment Agreement.

SECTION 24. Intended Beneficiaries.

      No provision hereof creates any rights on the part of, or is enforceable by, any person or entity that is not a Party or a person covered by either of the releases described in section 4 hereof, except that sections 5 and 20 hereof create rights on the part of, and shall be enforceable by, the State of STATE. Nor shall any provision hereof bind any non-signatory or determine, limit or prejudice the rights of any such person or entity.

SECTION 25. Representations of Parties.

      The Parties hereto hereby represent that this STATE Fee Payment Agreement has been duly authorized and, upon execution, will constitute a valid and binding contractual obligation, enforceable in accordance with its terms, of each of the Parties hereto.

SECTION 26. No Admission.

      This STATE Fee Payment Agreement is not intended to be and shall not in any event be construed as, or deemed to be, an admission or concession or evidence of any liability or wrongdoing whatsoever on the part of any signatory hereto or any person covered by either of the releases provided under section 4 hereof. The Original Participating Manufacturers specifically disclaim and deny any liability or wrongdoing whatsoever with respect to the claims released under section 4 hereof and enter into this STATE Fee Payment Agreement for the sole purposes of memorializing the Original Participating Manufacturers' rights and obligations with respect to payment of attorneys' fees pursuant to the Agreement and avoiding the further expense, inconvenience, burden and uncertainty of potential litigation.

SECTION 27. Non-admissibility.

      This STATE Fee Payment Agreement having been undertaken by the Parties hereto in good faith and for settlement purposes only, neither this STATE Fee Payment Agreement nor any evidence of negotiations relating hereto shall be offered or received in evidence in any action or proceeding other than an action or proceeding arising under this STATE Fee Payment Agreement.

SECTION 28. Amendment and Waiver.

      This STATE Fee Payment Agreement may be amended only by a written instrument executed by the Parties. The waiver of any rights conferred hereunder shall be effective only if made by written instrument executed by the waiving Party. The waiver by any Party of any breach hereof shall not be deemed to be or construed as a waiver of any other breach, whether prior, subsequent or contemporaneous, of this STATE Fee Payment Agreement.

SECTION 29. Notices.

      All notices or other communications to any party hereto shall be in writing (including but not limited to telex, facsimile or similar writing) and shall be given to the notice parties listed on Schedule A hereto at the addresses therein indicated. Any Party hereto may change the name and address of the person designated to receive notice on behalf of such Party by notice given as provided in this section including an updated list conformed to Schedule A hereto.

SECTION 30. Governing Law.

      This STATE Fee Payment Agreement shall be governed by the laws of the State of STATE without regard to the conflict of law rules of such State.

SECTION 31. Construction.

      None of the Parties hereto shall be considered to be the drafter hereof or of any provision hereof for the purpose of any statute, case law or rule of interpretation or construction that would or might cause any provision to be construed against the drafter hereof.

SECTION 32. Captions.

      The captions of the sections hereof are included for convenience of reference only and shall be ignored in the construction and interpretation hereof.

SECTION 33. Execution of STATE Fee Payment Agreement.

      This STATE Fee Payment Agreement may be executed in counterparts. Facsimile or photocopied signatures shall be considered valid signatures as of the date hereof, although the original signature pages shall thereafter be appended to this STATE Fee Payment Agreement.

SECTION 34. Entire Agreement of Parties.

      This STATE Fee Payment Agreement contains an entire, complete and integrated statement of each and every term and provision agreed to by and among the Parties with respect to payment of attorneys' fees by the Original Participating Manufacturers in connection with the Action and is not subject to any condition or covenant, express or implied, not provided for herein.

      IN WITNESS WHEREOF, the Parties hereto, through their fully authorized representatives, have agreed to this STATE Fee Payment Agreement as of this __th day of ________, 1998.

                                               [SIGNATURE BLOCK]

                                    APPENDIX
                         to MODEL FEE PAYMENT AGREEMENT

                          PROTOCOL OF PANEL PROCEEDINGS

      This Protocol of procedures has been agreed to between the respective parties to the STATE Fee Payment Agreement, and shall govern the arbitration proceedings provided for therein.

SECTION 1. Definitions.

      All definitions contained in the STATE Fee Payment Agreement are incorporated by reference herein.

SECTION 2. Chairman.

      The person selected to serve as the permanent, neutral member of the Panel as described in paragraph (b)(ii) of section 11 of the STATE Fee Payment Agreement shall serve as the Chairman of the Panel.

SECTION 3. Arbitration Pursuant to Agreement.

      The members of the Panel shall determine those matters committed to the decision of the Panel under the STATE Fee Payment Agreement, which shall govern as to all matters discussed therein.

SECTION 4. ABA Code of Ethics.

      Each of the members of the Panel shall be governed by the Code of Ethics for Arbitrators in Commercial Disputes prepared by the American Arbitration Association and the American Bar Association (the "Code of Ethics") in conducting the arbitration proceedings pursuant to the STATE Fee Payment Agreement, subject to the terms of the STATE Fee Payment Agreement and this Protocol. Each of the party-appointed members of the Panel shall be governed by Canon VII of the Code of Ethics. No person may engage in any ex parte communications with the permanent, neutral member of the Panel selected pursuant to paragraph (b)(ii) of section 11, in keeping with Canons I, II and III of the Code of Ethics.

SECTION 5. Additional Rules and Procedures.

      The Panel may adopt such rules and procedures as it deems necessary and appropriate for the discharge of its duties under the STATE Fee Payment Agreement and this Protocol, subject to the terms of the STATE Fee Payment Agreement and this Protocol.

SECTION 6. Majority Rule.

      In the event that the members of the Panel are not unanimous in their views as to any matter to be determined by them pursuant to the STATE Fee Payment Agreement or this Protocol, the determination shall be decided by a vote of a majority of the three members of the Panel.

SECTION 7. Application for Fee Award and Other Materials.

      (a) The Application of STATE Outside Counsel and any materials submitted to the Director relating thereto (collectively, "submissions") shall be forwarded by the Director to each of the members of the Panel in the manner and on the dates specified in the STATE Fee Payment Agreement.

      (b) All materials submitted to the Director by either Party (or any other person) shall be served upon all Parties. All submissions required to be served on any Party shall be deemed to have been served as of the date on which such materials have been sent by either (i) hand delivery or (ii) facsimile and overnight courier for priority next-day delivery.

      (c) To the extent that the Panel believes that information not submitted to the Panel may be relevant for purposes of determining those matters committed to the decision of the Panel under the terms of the STATE Fee Payment Agreement, the Panel shall request such information from the Parties.

SECTION 8. Hearing.

      Any hearing held pursuant to section 12 of the STATE Fee Payment Agreement shall not take place other than in the presence of all three members of the Panel upon notice and an opportunity for the respective representatives of the Parties to attend.

SECTION 9. Miscellaneous.

      (a) Each member of the Panel shall be compensated for his services by the Original Participating Manufacturers on a basis to be agreed to between such member and the Original Participating Manufacturers.

      (b) The members of the Panel shall refer all media inquiries regarding the arbitration proceeding to the respective Parties to the STATE Fee Payment Agreement and shall refrain from any comment as to the arbitration proceedings to be conducted pursuant to the STATE Fee Payment Agreement during the pendency of such arbitration proceedings, in keeping with Canon IV(B) of the Code of Ethics.

                                    EXHIBIT P

                                     NOTICES

NAAG                  Executive Director                     PHO: (202) 326-6053
                      750 First Street, N.E.                 FAX: (202) 408-6999
                      Suite 1100
                      Washington, DC 20002

Alabama               Honorable Bill Pryor                   PHO: (334) 242-7300
                      Attorney General of Alabama            FAX: (334) 242-4891
                      Office of the Attorney General
                      State House
                      11 South Union Street
                      Montgomery, AL 36130

Alaska                Honorable Bruce M. Botelho             PHO: (907) 465-3600
                      Attorney General of Alaska             FAX: (907) 465-2075
                      Office of the Attorney General
                      Post Office Box 110300
                      Diamond Courthouse
                      Juneau, AK 99811-0300

American Samoa        Honorable Toetagata Albert Mailo       PHO: (684) 633-4163
                      Attorney General of American Samoa     FAX: (684) 633-1838
                      Office of the Attorney General
                      Post Office Box 7
                      Pago Pago, AS 96799

Arizona               Honorable Grant Woods                  PHO: (602) 542-4266
                      Attorney General of Arizona            FAX: (602) 542-4085
                      Office of the Attorney General
                      1275 West Washington Street
                      Phoenix, AZ 85007

Arkansas              Honorable Winston Bryant               PHO: (501) 682-2007
                      Attorney General of Arkansas           FAX: (501) 682-8084
                      Office of the Attorney General
                      200 Tower Building, 323 Center Street
                      \Little Rock, AR 72201-2610

California            Honorable Daniel E. Lungren            PHO: (916) 324-5437
                      Attorney General of California         FAX: (916) 324-6734
                      Office of the Attorney General
                      1300 I Street, Suite 1740
                      Sacramento, CA 95814

Colorado              Honorable Gale A. Norton               PHO: (303) 866-3052
                      Attorney General of Colorado           FAX: (303) 866-3955
                      Office of the Attorney General
                      Department of Law
                      1525 Sherman Street
                      Denver, CO 80203

Connecticut           Honorable Richard Blumenthal           PHO: (860) 808-5318
                      Attorney General of Connecticut        FAX: (860) 808-5387
                      Office of the Attorney General
                      55 Elm Street
                      Hartford, CT 06141-0120

Delaware              Honorable M. Jane Brady                PHO: (302) 577-8400
                      Attorney General of Delaware           FAX: (302) 577-2610
                      Office of the Attorney General
                      Carvel State Office Building
                      820 North French Street
                      Wilmington, DE 19801

District of Columbia  Honorable John M. Ferren               PHO: (202) 727-6248
                      District of Columbia                   FAX: (202) 347-9822
                        Corporation Counsel
                      Office of the Corporation Counsel
                      441 4th Street NW
                      Washington, DC 20001

Georgia               Honorable Thurbert E. Baker            PHO: (404) 656-4585
                      Attorney General of Georgia            FAX: (404) 657-8733
                      Office of the Attorney General
                      40 Capitol Square, S.W.
                      Atlanta, GA 30334-1300

Guam                  Honorable Robert H. Kono               PHO: (671) 475-3324
                      Acting Attorney General of Guam        FAX: (671) 472-2493
                      Office of the Attorney General
                      Judicial Center Building
                      120 West O'Brien Drive
                      Agana, GU 96910

Hawaii                Honorable Margery S. Bronster          PHO: (808) 586-1282
                      Attorney General of Hawaii             FAX: (808) 586-1239
                      Office of the Attorney General
                      425 Queen Street
                      Honolulu, HI 96813

Idaho                 Honorable Alan G. Lance                PHO: (208) 334-2400
                      Attorney General of Idaho              FAX: (208) 334-2530
                      Office of the Attorney General
                      Statehouse P.O. Box 83720
                      Boise, ID 83720-0010

Illinois              Honorable Jim Ryan                     PHO: (312) 814-2503
                      Attorney General of Illinois           FAX: (217)785-2551
                      Office of the Attorney General
                      James R. Thompson Center
                      100 West Randolph Street
                      Chicago, IL 60601

Indiana               Honorable Jeffrey A. Modisett          PHO: (317) 233-4386
                      Attorney General of Indiana            FAX: (317) 232-7979
                      Office of the Attorney General
                      Indiana Government Center South
                      Fifth Floor
                      402 West Washington Street
                      Indianapolis, IN 46204

Iowa                  Honorable Tom Miller                   PHO: (515) 281-3053
                      Attorney General of Iowa               FAX: (515) 281-4209
                      Office of the Attorney General
                      Hoover State Office Building
                      Des Moines, IA 50319

Kansas                Honorable Carla J. Stovall             PHO: (913) 296-2215
                      Attorney General of Kansas             FAX: (913) 296-6296
                      Office of the Attorney General
                      Judicial Building
                      301 West Tenth Street
                      Topeka, KS 66612-1597

Kentucky              Honorable Albert Benjamin "Ben"
                        Chandler III                         PHO: (502) 564-7600
                      Attorney General of Kentucky           FAX: (502) 564-8310
                      Office of the Attorney General
                      State Capitol, Room 116
                      Frankfort, KY 40601

Louisiana             Honorable Richard P. Ieyoub            PHO: (504) 342-7013
                      Attorney General of Louisiana          FAX: (504) 342-8703
                      Office of the Attorney General
                      Department of Justice
                      Post Office Box 94095
                      Baton Rouge, LA 70804-4095

Maine                 Honorable Andrew Ketterer              PHO: (207) 626-8800
                      Attorney General of Maine              FAX: (207) 287-3145
                      Office of the Attorney General
                      State House Station Six
                      Augusta, ME 04333

Maryland              Honorable J. Joseph Curran Jr.         PHO: (410) 576-6300
                      Attorney General of Maryland           FAX: (410) 333-8298
                      Office of the Attorney General
                      200 Saint Paul Place
                      Baltimore, MD 21202-2202

Massachusetts         Honorable Scott Harshbarger            PHO: (617) 727-2200
                      Attorney General of Massachusetts      FAX: (617) 727-3251
                      Office of the Attorney General
                      One Ashburton Place
                      Boston, MA 02108-1698

Michigan              Honorable Frank J. Kelley              PHO: (517) 373-1110
                      Attorney General of Michigan           FAX: (517) 373-3042
                      Office of the Attorney General
                      Post Office Box 30212
                      525 West Ottawa Street
                      Lansing, MI 48909-0212

Missouri              Honorable Jeremiah W. (Jay) Nixon      PHO: (573) 751-3321
                      Attorney General of Missouri           FAX: (573) 751-0774
                      Office of the Attorney General
                      Supreme Court Building
                      207 West High Street
                      Jefferson City, MO 65101

Montana               Honorable Joseph P. Mazurek            PHO: (406) 444-2026
                      Attorney General of Montana            FAX: (406) 444-3549
                      Office of the Attorney General
                      Justice Building, 215 North Sanders
                      Helena, MT 59620-1401

Nebraska              Honorable Don Stenberg                 PHO: (402) 471-2682
                      Attorney General of Nebraska           FAX: (402) 471-3820
                      Office of the Attorney General
                      State Capitol
                      Post Office Box 98920
                      Lincoln, NE 68509-8920

Nevada                Honorable Frankie Sue Del Papa         PHO: (702) 687-4170
                      Attorney General of Nevada             FAX: (702) 687-5798
                      Office of the Attorney General
                      Old Supreme Court Building
                      100 North Carson Street
                      Carson City, NV 89701

New Hampshire         Honorable Philip T. McLaughlin         PHO: (603) 271-3658
                      Attorney General of New Hampshire      FAX: (603) 271-2110
                      Office of the Attorney General
                      State House Annex, 25 Capitol Street
                      Concord, NH 03301-6397

New Jersey            Honorable Peter Verniero               PHO: (609) 292-4925
                      Attorney General of New Jersey         FAX: (609) 292-3508
                      Office of the Attorney General
                      Richard J. Hughes Justice Complex
                      25 Market Street, CN 080
                      Trenton, NJ 08625

New Mexico            Honorable Tom Udall                    PHO: (505) 827-6000
                      Attorney General of New Mexico         FAX: (505) 827-5826
                      Office of the Attorney General
                      Post Office Drawer 1508
                      Santa Fe, NM 87504-1508

New York              Honorable Dennis C. Vacco              PHO: (518) 474-7330
                      Attorney General of New York           FAX: (518) 473-9909
                      Office of the Attorney General
                      Department of Law - The Capitol
                      2nd Floor
                      Albany, NY 12224

North Carolina        Honorable Michael F. Easley            PHO: (919) 716-6400
                      Attorney General of North Carolina     FAX: (919) 716-6750
                      Office of the Attorney General
                      Department of Justice
                      Post Office Box 629
                      Raleigh, NC 27602-0629

North Dakota          Honorable Heidi Heitkamp               PHO: (701) 328-2210
                      Attorney General of North Dakota       FAX: (701) 328-2226
                      Office of the Attorney General
                      State Capitol
                      600 East Boulevard Avenue
                      Bismarck, ND 58505-0040

N. Mariana Islands    Honorable Maya B. Kara                 PHO: (670) 664-2341
                      (Acting) Attorney General of the       FAX: (670) 664-2349
                      Northern Mariana Islands
                      Office of the Attorney General
                      Administration Building
                      Saipan, MP 96950

Ohio                  Honorable Betty D. Montgomery          PHO: (614) 466-3376
                      Attorney General of Ohio               FAX: (614) 466-5087
                      Office of the Attorney General
                      State Office Tower
                      30 East Broad Street
                      Columbus, OH 43266-0410

Oklahoma              Honorable W.A. Drew Edmondson          PHO: (405) 521-3921
                      Attorney General of Oklahoma           FAX: (405) 521-6246
                      Office of the Attorney General
                      State Capitol, Room 112
                      2300 North Lincoln Boulevard
                      Oklahoma City, OK 73105

Oregon                Honorable Hardy Myers                  PHO: (503) 378-6002
                      Attorney General of Oregon             FAX: (503) 378-4017
                      Office of the Attorney General
                      Justice Building
                      1162 Court Street NE
                      Salem, OR 97310

Pennsylvania          Honorable Mike Fisher                  PHO: (717) 787-3391
                      Attorney General of Pennsylvania       FAX: (717) 783-1107
                      Office of the Attorney General
                      Strawberry Square
                      Harrisburg, PA 17120

Puerto Rico           Honorable Jose A. Fuentes-Agostini     PHO: (787) 721-7700
                      Attorney General of Puerto Rico        FAX: (787) 724-4770
                      Office of the Attorney General
                      Post Office Box 192
                      San Juan, PR 00902-0192

Rhode Island          Honorable Jeffrey B. Pine              PHO: (401) 274-4400
                      Attorney General of Rhode Island       FAX: (401) 222-1302
                      Office of the Attorney General
                      150 South Main Street
                      Providence, RI 02903

South Carolina        Honorable Charlie Condon               PHO: (803) 734-3970
                      Attorney General of South Carolina     FAX: (803) 253-6283
                      Office of the Attorney General
                      Rembert C. Dennis Office Building
                      Post Office Box 11549
                      Columbia, SC 29211-1549

South Dakota          Honorable Mark Barnett                 PHO: (605) 773-3215
                      Attorney General of South Dakota       FAX: (605) 773-4106
                      Office of the Attorney General
                      500 East Capitol
                      Pierre, SD 57501-5070

Tennessee             Honorable John Knox Walkup             PHO: (615) 741-6474
                      Attorney General of Tennessee          FAX: (615) 741-2009
                      Office of the Attorney General
                      500 Charlotte Avenue
                      Nashville, TN 37243

Utah                  Honorable Jan Graham                   PHO: (801) 538-1326
                      Attorney General of Utah               FAX: (801) 538-1121
                      Office of the Attorney General
                      State Capitol, Room 236
                      Salt Lake City, UT 84114-0810

Vermont               Honorable William H. Sorrell           PHO: (802) 828-3171
                      Attorney General of Vermont            FAX: (802) 828-3187
                      Office of the Attorney General
                      109 State Street
                      Montpelier, VT 05609-1001

Virginia              Honorable Mark L. Earley               PHO: (804) 786-2071
                      Attorney General of Virginia           FAX: (804) 371-0200
                      Office of the Attorney General
                      900 East Main Street
                      Richmond, VA 23219

Virgin Islands        Honorable Julio A. Brady               PHO: (340) 774-5666
                      Attorney General of the                FAX: (340) 774-9710
                        Virgin Islands
                      Office of the Attorney General
                      Department of Justice
                      G.E.R.S. Complex
                      48B-50C Kronprinsdens Gade
                      St. Thomas, VI 00802

Washington            Honorable Christine O. Gregoire        PHO: (360) 753-6200
                      Attorney General of Washington         FAX: (360) 664-0228
                      Office of the Attorney General
                      P.O. Box 40100
                      1125 Washington Street, SE
                      Olympia, WA 98504-0100

                      With a copy to:

                      Joseph F. Rice
                      John J. McConnell, Jr.
                      Ness, Motley, Loadholt, Richardson & Poole
                      151 Meeting Street, Suite 200
                      Post Office Box 1137
                      Charleston, SC 29402
                      Phone: 843-720-9000
                      Fax: 843-720-9290

West Virginia         Honorable Darrell V. McGraw Jr.        PHO: (304) 558-2021
                      Attorney General of West Virginia      FAX: (304) 558-0140
                      Office of the Attorney General
                      State Capitol
                      1900 Kanawha Boulevard East
                      Charleston, WV 25305

Wisconsin             Honorable James E. Doyle               PHO: (608) 266-1221
                      Attorney General of Wisconsin          FAX: (608) 267-2779
                      Office of the Attorney General
                      State Capitol
                      Post Office Box 7857
                      Suite 114 East
                      Madison, WI 53707-7857

Wyoming               Honorable Gay Woodhouse                PHO: (307) 777-7841
                      (Acting) Attorney General              FAX: (307) 777-6869
                        of Wyoming
                      Office of the Attorney General
                      State Capitol Building
                      Cheyenne, WY 82002

For Philip Morris Incorporated:

         Martin J. Barrington
         Philip Morris Incorporated
         120 Park Avenue
         New York, NY 10017-5592
         Phone: 917-663-5000
         Fax: 917-663-5399

         With a copy to:

         Meyer G. Koplow
         Wachtell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, NY 10019
         Phone: 212-403-1000
         Fax: 212-403-2000

For R.J. Reynolds Tobacco Company:

         Charles A. Blixt
         General Counsel
         R.J. Reynolds Tobacco Company
         401 North Main Street
         Winston-Salem, NC 27102
         Phone: 336-741-0673
         Fax: 336-741-2998

         With a copy to:

         Arthur F. Golden
         Davis Polk & Wardwell
         450 Lexington Avenue
         New York, NY 10017
         Phone: 212-450-4000
         Fax: 212-450-4800

For Brown & Williamson Tobacco Corporation:

         F. Anthony Burke
         Brown & Williamson Tobacco Corporation
         200 Brown & Williamson Tower
         401 South Fourth Avenue
         Louisville, KY 40202
         Phone: 502-568-7787
         Fax: 502-568-7297

         With a copy to:

         Stephen R. Patton
         Kirkland & Ellis
         200 East Randolph Dr.
         Chicago, IL 60601
         Phone: 312-861-2000
         Fax: 312-861-2200

For Lorillard Tobacco Company:

         Ronald Milstein
         Lorillard Tobacco Company
         714 Green Valley Road
         Greensboro, NC 27408
         Phone: 336-335-7000
         Fax: 336-335-7707

For Liggett Group Inc.

         Marc Bell
         General Counsel
         100 S.E. 2nd St.
         Miami, FL 33131
         Phone: 305-578-8000
         Fax: 305-579-8016

         With a copy to:

         Aaron Marks
         Kasowitz, Benson, Torres & Friedman, LLP
         1301 Avenue of the Americas
         New York, NY 10019
         Phone: 212-506-1721
         Fax: 212-506-1800

For Commonwealth Brands, Inc.

         John Poling
         Commonwealth Brands, Inc.
         P.O. Box 51587
         Bowling Green, Kentucky 42102

         With a copy to:

         William Jay Hunter, Jr.
         Middleton & Reutlinger
         401 South Fourth Avenue, 25th Floor
         Louisville, Kentucky 40202

                                    EXHIBIT Q

                               1996 AND 1997 DATA

(1)  1996 Operating Income

Original Participating Manufacturer                             Operating Income
-----------------------------------                             ----------------

Brown & Williamson Tobacco Corp.                                    $801,640,000

Lorillard Tobacco Co.                                               $719,100,000

Philip Morris Inc.                                                $4,206,600,000

R.J. Reynolds Tobacco Co.                                         $1,468,000,000

Total (Base Operating Income)                                     $7,195,340,000


(2)  1997 volume (as measured by shipments of Cigarettes)

Original Participating Manufacturer                         Number of Cigarettes
-----------------------------------                         --------------------

Brown & Williamson Tobacco Corp.*                                 78,911,000,000

Lorillard Tobacco Co.                                             42,288,000,000

Philip Morris Inc.                                               236,203,000,000

R.J. Reynolds Tobacco Co.                                        118,254,000,000

Total (Base Volume)                                              475,656,000,000


(3)  1997 volume (as measured by excise taxes)

Original Participating Manufacturer                         Number of Cigarettes
-----------------------------------                         --------------------

Brown & Williamson Tobacco Corp.*                                 78,758,000,000

Lorillard Tobacco Co.                                             42,315,000,000

Philip Morris Inc.                                               236,326,000,000

R.J. Reynolds Tobacco Co.                                        119,099,000,000

      * The volume includes 2,847,595 pounds of "roll your own" tobacco converted into the number of Cigarettes using 0.0325 ounces per Cigarette conversion factor.

                                    EXHIBIT R

                        EXCLUSION OF CERTAIN BRAND NAMES

Brown & Williamson Tobacco Corporation

         GPC
         State Express 555
         Riviera

Philip Morris Incorporated

         Players
         B&H
         Belmont
         Mark Ten
         Viscount
         Accord
         L&M
         Lark
         Rothman's
         Best Buy
         Bronson
         F&L
         Genco
         GPA
         Gridlock
         Money
         No Frills
         Generals
         Premium Buy
         Shenandoah
         Top Choice

Lorillard Tobacco Company

         None

R.J. Reynolds Tobacco Company

         Best Choice
         Cardinal
         Director's Choice
         Jacks
         Rainbow

         Scotch Buy
         Slim Price
         Smoker Friendly
         Valu Time
         Worth

                                    EXHIBIT S

                         DESIGNATION OF OUTSIDE COUNSEL

Alabama               State of Alabama v. Philip Morris, et al., No.
                      CV-98-2941-GR, pending in the Circuit Court of Montgomery County.

                      Blaylock et al. v. American Tobacco Co. et al., Circuit Court, Montgomery County, No. CV-96-1508-PR.

                      The State case has been consolidated with Blaylock and both cases will be settled pursuant to the Master Settlement Agreement.

                      Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Jack Drake                             Phone: 205-328-9576
                      Whatley, Drake                         Fax:   205-328-9669
                      505 20th Street North
                      1100 Financial Center
                      Birmingham, AL 35203

                      Chris Peters                           Phone: 334-432-3700
                      Cherry, Givens, Peters, Lockett        Fax:   334-432-3736
                        & Diaz, P.C.
                      P.O. Drawer 1129
                      Mobile, AL 36633

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Robert D. Segall                       Phone: 334-834-1180
                      Copeland, Franco, Screws               Fax:   334-834-3172
                        & Gill, P.A.
                      P.O. Box 347
                      Montgomery, AL 36101

Alaska                Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Richard D. Monkman                     Phone: 907-586-4000
                      Dillon & Findley, P.C.                 Fax:   907-586-3777
                      The Ebner Building
                      350 North Franklin Street
                      Juneau, Alaska 99801

American Samoa        Norman J. Barry, Jr.                   Phone: 312-422-0907
                      Donohue, Brown, Mathewson & Smyth
                      140 S. Dearborn Street
                      Suite 700
                      Chicago, IL 60603

                      Arthur Ripley, Esq.                    Phone: 684-699-5408
                      P.O. Box 5839                          Fax:   684-699-2745
                      Pago Pago, American Samoa 96799

                      Cheryl Quadlander, Esq.                Phone: 213-687-3372
                      225 South Olive Street
                      Suite 1512
                      Los Angeles, CA 90012

Arizona               Don Barrett                            Phone: 601-834-2376
                      Barrett Law Offices                    Fax:   601-834-2628
                      P.O. Box 987
                      Lexington, MS 39095

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Steve Mitchell, Esq.                   Phone: 602-840-5900
                      Hagens, Berman & Mitchell              Fax:   602-840-3012
                      2425 East Camelback Road
                      Suite 620
                      Phoenix, AZ 85016

                      Steve Leshner                          Phone: 602-252-8888
                      Van O'Steen and Partners               Fax:   602-274-1209
                      3605 North Seventh Avenue
                      Phoenix, AZ 85013

                      James E. Tierney                       Phone: 207-353-1600
                      305 Main Street                        Fax:   207-353-1665
                      Lisbon Falls, ME 04252

Arkansas              None

California            None

Colorado              None

Connecticut           Berger & Montague, P.C.                Phone: 215-875-3000
                      1622 Locust Street                     Fax:   215-875-5715
                      Philadelphia, PA 19103-6365

                      Silver Golub & Teitell                 Phone: 203-325-4491
                      184 Atlantic Street                    Fax:   203-325-3769
                      Stamford, CT 06901-3518

                      Carmody & Torrance                     Phone: 203-777-5501
                      195 Church Street, 18th Floor          Fax:   203-784-3199
                      P.O. Box 1950
                      New Haven, CT 06509-1950

                      Emmett & Glander                       Phone: 203-324-7744
                      45 Franklin Street                     Fax:   203-969-1319
                      Stamford, CT 06901-1308

Delaware              None

District of Columbia  Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

Georgia               None

Guam                  None

Hawaii                Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Gary Galiher                           Phone: 808-597-1400
                      Howard G. McPherson, Esq.              Fax:   808-591-2608
                        (Of Counsel)
                      Galiher, DeRobertis, Nakamura,
                        Takitani & Ono
                      610 Ward Avenue, Suite 200
                      Honolulu, HI 96814

                      Gerald Y. Sekiya                       Phone: 808-524-1433
                      Cronin, Fried, Sekiya, Kekina          Fax:   808-536-2073
                        & Fairbanks
                      841 Bishop Street, #1900
                      Honolulu, HI 96813

                      Stephen E. Goldsmith                   Phone: 808-244-0080
                      P.O. Box 687                           Fax:   808-244-8900
                      Wailuku, HI 96793

                      Anthony P. Takitani, Esq.              Phone: 808-242-4049
                      24 North Church Street                 Fax:   808-244-4021
                      Suite 310
                      Wailuku, Maui, HI 96793

Idaho                 Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Robert B. Carey                        Phone: 719-635-7131
                      Norton, Frickey & Associates           Fax:   719-635-2920
                      2301 East Pikes Peak
                      Colorado Springs, CO 80909

Illinois              David H. Kistenbroker                  Phone: 312-360-6000
                      Fred Foreman                           Fax:   312-360-6597
                      Freeborn & Peters
                      311 S. Wacker, Suite 3000
                      Chicago, IL 60606

                      Don W. Barrett                         Phone: 601-834-2376
                      Barrett Law Offices                    Fax:   601-834-2628
                      404 Court Square North
                      P.O. Box 987
                      Lexington, MS 39095

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Richard Heimann                        Phone: 415-956-1000
                      Leif, Cabraser, Heimann & Beinstein    Fax:   415-956-1008
                      275 Battery Street
                      30th Floor
                      San Francisco, CA 94111

                      Steven C. Mitchell                     Phone: 602-840-5900
                      Steven C. Mitchell, P.C.               Fax:   602-840-3012
                      3605 North Seventh Ave.
                      Phoenix, AZ 85013

Indiana               Edward W. Harris, III                  Phone: 317-630-5904
                      Sommer & Barnard                       Fax:   317-236-9802
                      4000 Bank One Tower
                      111 Monument Circle
                      Indianapolis, IN 46244-0363

                      John D. Walda                          Phone: 219-423-9551
                      Barrett & McNagny                      Fax:   219-423-8924
                      215 East Berry Street
                      Fort Wayne, IN 46801-2263

                      Don W. Barrett                         Phone: 601-834-2376
                      Barrett Law Offices                    Fax:   601-834-2628
                      404 Court Square North
                      P.O. Box 987
                      Lexington, MS 39095

                      Mark R. Waterfill                      Phone: 317-808-3000
                      Leagre, Chandler & Millard             Fax:   317-808-3100
                      135 N. Pennsylvania St.
                      Suite 1400
                      Indianapolis, IN 46204

                      William W. Hurst                       Phone: 317-636-0808
                      Mitchell, Hurst, Jacobs & Dick         Fax:   317-633-7680
                      152 E. Washington
                      Indianapolis, IN 46204-3680

                      George M. Plews                        Phone: 317-637-0700
                      Plews Shadley Racher & Braun           Fax:   317-637-0710
                      1346 North Delaware Street
                      Indianapolis, IN 46202

                      Frederick W. Crow                      Phone: 317-639-5161
                      Young & Young                          Fax:   317-639-4978
                      128 North Delaware Street
                      Indianapolis, IN 46204

                      Steve W. Berman                        Phone: 206-623-7292
                      Steven C. Mitchell                     Fax:   206-623-0594
                      Hagens & Berman, P.S.
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Richard Heimann                        Phone: 415-956-1000
                      Leif, Cabraser, Heimann & Beinstein    Fax:   415-956-1008
                      275 Battery St.
                      30th Floor
                      San Francisco, CA  94111

                      James E. Tierney*                      Phone: 207-353-1600
                      305 Main Street                        Fax:   207-353-1665
                      Lisbon Falls, ME  04252


                      * Mr. Tierney represented Indiana without written contract.

Iowa                  Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Brent R. Appel                         Phone  515-244-2600
                      Dickinson, Mackaman, Tyler             Fax:   515-246-4550
                        & Hagan, P.C.
                      699 Walnut, 1600 Hub Tower
                      Des Moines, IA 50309

                      Glenn Norris                           Phone: 515-288-6532
                      Hawkins & Morris                       Fax:   515-288-9733
                      2501 Grand Avenue, Suite C
                      Des Moines, IA 50312

                      Roger W. Stone                         Phone: 319-366-7641
                      Simmons, Perrine, Albright             Fax:   319-366-1917
                        & Elwood, P.L.C.
                      115 3rd Street, S.E., Suite 1200
                      Cedar Rapids, LA 52401

                      E. Ralph Walker                        Phone: 515-281-1488
                      Walker Law Firm, P.C.                  Fax:   515-281-1489
                      2501 Grand Avenue, Suite E
                      Des Moines, IA 50312

                      Steven P. Wandro                       Phone: 515-281-1475
                      Wandro & Gibson, P.C.                  Fax:   515-281-1474
                      2501 Grand Avenues, Suite B
                      Des Moines, IA 50312

                      James E. Tierney                       Phone: 207-353-1600
                      305 Main Street                        Fax;   207-353-1665
                      Lisbon Falls, ME 04252

Kansas                Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Jeff Chanay                            Phone: 785-267-5004
                      Entz & Chanay                          Fax:   785-267-7106
                      3300 S.W. Van Buren St.
                      Topeka, KS 66611

                      Stewart L. Entz                        Phone: 785-267-5004
                      Entz & Chanay                          Fax:   785-267-7106
                      3300 S.W. VanBuren Street
                      Topeka, KS 66611

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                         & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

Kentucky              John McArthur                          Phone: 919-363-9913
                      3116 Pleasant Plains Road              Fax:   919-363-9914
                      Apex, NC 27502

Louisiana             Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Jonathan B. Andry                      Phone: 504-581-4334
                      Andry & Andry                          Fax:   504-586-0288
                      710 Carondelet Street
                      New Orleans, LA 70130

                      William B. Baggett                     Phone: 318-478-8888
                      Baggett, McCall & Burges               Fax:   318-478-8946
                      3006 County Club Road
                      Lake Charles, LA 70605

                      Don W. Barrett                         Phone: 601-834-2376
                      Barrett Law Offices                    Fax:   601-834-2628
                      404 Court Square North
                      P.O. Box 987
                      Lexington, MS 39095

                      Raul R. Bencomo                        Phone: 504-529-2929
                      Bencomo & Associates                   Fax:   504-529-2018
                      639 Loyola Avenue, Suite 2110
                      One Poydras Plaza
                      New Orleans, LA 70113

                      Paul Due                               Phone: 504-929-7481
                      Due, Cabalbero, Perry,                 Fax:   504-924-4519
                        Price & Guidry
                      8201 Jefferson Highway
                      Baton Rouge, LA 70809

                      Richard Heimann                        Phone: 415-956-1000
                      Lieff, Cabraser & Heimann              Fax:   415-956-1008
                      275 Battery Street, 30th Floor
                      San Francisco, CA 94111

                      Russ Herman                            Phone: 504-581-4892
                      Herman, Herman, Katz & Cotlar          Fax:   504-561-6024
                      810 O'Keefe Avenue
                      New Orleans, LA 70113

                      Donald G. Kelly                        Phone: 318-352-2353
                      Kelly, Townsend & Thomas               Fax:   318-352-8918
                      137 St. Denis Street
                      Natchitoches, LA 71457

                      Walter J. Leger                        Phone: 504-588-9043
                      Leger & Mestayer                       Fax:   504-588-9980
                      600 Carondelet Street, 9th Floor
                      New Orleans, LA  70130

                      Drew Ranier                            Phone: 318-433-4608
                      Badon & Ranier                         Fax:   318-439-3444
                      1218 Ryan Street
                      Lake Charles, LA 70601

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Michael X. St. Martin                  Phone: 504-876-3891
                      St. Martin & Lirette                   Fax:   504-851-2219
                      3373 Little Bayour Black Road
                      Houma, LA 70361

                      Bob F. Wright                          Phone: 318-233-3033
                      Domengeaux, Wright, Moroux & Roy       Fax:   318-232-8213
                      556 Jefferson Street, Suite 500
                      Lafayette, LA 70501

                      Kenneth Carter                         Phone: 504-569-2005
                      Carter & Cates
                      1100 Poydras Street, Suite 1230
                      New Orleans, LA 70163

                      Jerry McKernan                         Phone: 504-926-1234
                      McKernan Law Firm
                      8710 Jefferson Highway
                      Baton Rouge, LA 70809

                      Eulis Simien
                      Delphin & Simien
                      8923 Bluebonnet Blvd.
                      Suite 200
                      Baton Rouge, LA 70810

Maine                 James T. Kilbreth                      Phone: 207-774-4000
                      Verrill & Dana                         Fax:   207-774-7499
                      P.O. Box 586
                      Portland, ME 04112

                      Peter J. Detroy, III                   Phone: 207-774-7000
                      Norman, Hanson & Detroy
                      P.O. Box 4600
                      415 Congress Street
                      Portland, ME 04112-4600

                      Smith, Elliott, Smith & Garmey, P.A.   Phone: 207-774-3199
                      100 Commercial Street, Suite 304       Fax:
                      Portland, ME 04101-4723

                      Terrance Garney                        Phone: 207-774-3199
                      Smith, Elliot, Smith & Garney          Fax:   207-774-2234
                      100 Commercial St.
                      Suite 304
                      Portland, ME 04101-4723

Maryland              Peter G. Angelos                       Phone: 410-659-0100
                      Peter G. Angelos, P.C.                 Fax:   410-659-1781
                      100 North Charles Street
                      Baltimore, MD 21201-3805

Massachusetts         Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Robert V. Costello                     Phone: 617-227-7500
                      Schneider, Reilly, Zabin & Costello    Fax:   617-722-0286
                      Three Center Plaza
                      Boston, MA 02108

                      Richard M. Heimann                     Phone: 415-956-1000
                      Lieff, Cabraser & Heimann              Fax:   415-956-1008
                      Embarcadero Center West
                      275 Battery Street, 30th Floor
                      San Francisco, CA 94111

                      Thomas M. Sobol                        Phone: 617-330-9000
                      Brown, Rudnick, Freed & Gesmer         Fax:   617-439-3278
                      One Financial Center
                      Boston, MA 02111

                      Michael P. Thornton                    Phone: 617-720-1333
                      Thornton, Early & Naumes               Fax:   617-720-2445
                      60 State Street, 6th Floor
                      Boston, MA 02109

                      Jeffrey D. Woolf                       Phone: 617-227-7500
                      Schneider, Reilly, Zabin & Costello    Fax:   617-722-0286
                      Three Center Plaza
                      Boston, MA 02108

                      Laurence Tribe, Professor*             Phone: 617-495-4621
                      Harvard Law School
                      Cambridge, MA 02138

                      Richard Daynard, Professor*
                      99 Commonwealth Ave.
                      Boston, MA 02116

                      * The following were excluded from Exhibit S because they were appointed as Special Assistant Attorneys General of Massachusetts "without remuneration" by the Commonwealth in connection with the Action as expert consultants whose hourly bills should be submitted. Consistent treatment, based upon the course of dealing, would be for those counsel to bill and receive payment, if any, as a disbursement.

Michigan              Ronald L. Motley                       Phone: 843-720-9000
                      Ness, Motley, Loadholt,                Fax:   843-720-9290
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

Missouri              Thomas Strong                          Phone: 417-887-4300
                      The Strong Law Firm                    Fax:   417-887-4385
                      900 Battlefield Rd.
                      Springfield, MO 65087

                      Robert F. Ritter                       Phone: 314-241-5620
                      Gary & Ritter                          Fax:   314-241-2950
                      701 Market St.
                      Suite 800
                      St. Louis, MO 63101

                      Worsham N. (Chuck) Caldwell            Phone: 314-421-0077
                      Caldwell Hughes & Singleton, PC        Fax:   314-421-5377
                      1601 Olive Street
                      First Floor
                      St. Louis, MO 63103

                      Kenneth R. McClain                     Phone: 816-836-5052
                      Humphrey, Farrington & McClain         Fax:   816-836-8966
                      P.O. Box 900
                      Independence, MO 64051

                      James R. Bartimus                      Phone: 816-842-2300
                      P.O. Box 26650                         Fax:   816-421-2111
                      Kansas City, MO 64196

Montana               Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt,
                        Richardson & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      John Morrison                          Phone: 406-442-8670
                      Meloy & Morrison                       Fax:   406-442-4953
                      80 South Warren
                      Helena, MT 59601

                      Monte D. Beck                          Phone: 406-586-8700
                      Beck & Richardson                      Fax:   406-586-8960
                      1700 W. Koch, #2
                      Bozeman, MT 59715

                      James Molloy                           Phone: 406-442-6611
                      Hunt & Molloy                          Fax:   406-442-9313
                      310 Broadway
                      Helena, MT 59601

                      David R. Paoli                         Phone: 406-542-3330
                      257 West Front                         Fax:   406-542-3332
                      P.O. Box 8131
                      Missoula, MT 59802

                      Karl J. Englund                        Phone: 406-721-2729
                      401 North Washington                   Fax:   406-728-8878
                      P.O. Box 8358
                      Missoula, MT 59807

                      Joe Bottomly                           Phone: 406-752-3303
                      1108 S. Main, #4                       Fax:   406-755-6398
                      P.O. Box 1976
                      Kalispell, MT 59903

                      Gregory S. Munro                       Phone: 406-721-3912
                      445 Hastings Avenue                    Fax:   406-542-3332
                      Missoula, MT 59801

                      Tom Lewis                              Phone: 406-761-5595
                      Lewis, Huppert & Slovak                Fax:   406-761-5805
                      725 Third Ave. North
                      P.O. Box 2325
                      Great Falls, MT 59403

Nebraska              None

Nevada                Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman                        Fax:   206-623-0594
                      1301 Fifth Ave., Suite 2900
                      Seattle, WA 98101

New Hampshire         Thomas M. Sobol                        Phone: 617-856-8200
                      Brown, Rudnick, Freed & Gesmer         Fax:   617-439-3278
                      One Financial Center, 17th Fl.
                      Boston, MA 02111

                      James T. Kilbreth                      Phone: 207-774-4000
                      Verrill & Dana                         Fax:   207-774-7499
                      One Portland Sq.
                      P.O. Box 586
                      Portland, ME 04112

                      Richard M. Heimann                     Phone: 415-956-1000
                      Lieff, Cabraser, Heinmann & Bernstein  Fax:   415-956-1008
                      Embarcadero Center, West
                      275 Battery St.
                      San Francisco, CA 94111-3305

New Jersey            Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Donald A. Caminiti                     Phone: 201-342-4014
                      Breslin & Breslin                      Fax:   201-342-0068
                      41 Main Street
                      Hackensack, NJ 07601

                      Michael A. Ferrara                     Phone: 609-779-9500
                      Ferrara Rosseti & DeVoto, PA           Fax:   609-661-9782
                      Highway 38 & 601 Longwood Avenue
                      Cherry Hill, NJ 08002

                      Lee S. Goldsmith                       Phone: 201-363-1122
                      Goldsmith & Richman                    Fax:   201-363-1133
                      140 Sylvan Avenue
                      Englewood Cliffs, NJ 07632

                      Michael Gordon                         Phone: 973-736-0094
                      Gordon & Gordon                        Fax:   973-736-2675
                      80 Main Street
                      West Orange, NJ 07052

                      Christopher Placitella                 Phone: 732-636-8000
                      Wilentz, Goldman & Spitzer             Fax:   732-855-6117
                      90 Woodbridge Center Drive
                      Suite 900
                      Woodbridge, NJ 07095

                      Michael L. Testa                       Phone: 609-691-2300
                      Basile & Testa, PA                     Fax:   609-691-5655
                      424 Landis Avenue, Box 460
                      Vineland, NJ 08360

New Mexico            Paul Bardacke                          Phone: 505-888-4300
                      Eaves, Bardacke & Baugh                Fax:   505-883-4406
                      6400 Uptown Blvd. NE
                      Albuquerque, NM 87110

                      Turner W. Branch                       Phone: 505-243-3500
                      The Branch Law Firm                    Fax:   505-243-3534
                      2025 Rio Grande Blvd., NW
                      Albuquerque, NM 87104-2525

New York State        Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Philip Damashek                        Phone: 212-553-9000
                      Schneider, Kleinick, Weitz,            Fax:   212-804-0820
                        Damashek & Shoot
                      233 Broadway
                      New York, NY 10279

                      Pamela Anagnos Liapakis                Phone: 212-732-9000
                      Sullivan & Liapakis, P.C.              Fax:   212-571-3903
                      120 Broadway, 18th Floor
                      New York, NY 10271

                      Dale Thuillez                          Phone: 518-455-9952
                      Thuillez, Ford, Gold & Conolly, LLP    Fax:   518-462-4031
                      90 State Street, Suite 1500
                      Albany, NY 12207

North Carolina        John McArthur                          Phone: 919-363-9913
                      3116 Pleasant Plains Rd.               Fax:   919-363-9914
                      Apex, NC 27502

North Dakota          None

Northern Marianas     None

Ohio                  Ronald L. Motley, National             Phone: 843-720-9000
                        Special Counsel                      Fax:   843-720-9290
                      Joseph F. Rice, National
                        Special Counsel
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs, National           Phone: 228-762-6068
                        Special Counsel                      Fax:   228-762-1207
                      Scruggs, Millette, Bozeman
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Don W. Barrett, National               Phone: 601-834-2376
                        Special Counsel                      Fax:   601-834-2628
                      Barrett Law Offices
                      404 Court Square North,
                      P.O. Box 987
                      Lexington, MS 39095

                      Steve W. Berman, Lead National         Phone: 206-623-7292
                         Special Counsel                     Fax:   206-623-0594
                      Steven C. Mitchell, National
                        Special Counsel
                      Hagens & Berman, P.S.
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Norman A. Murdock, Ohio                Phone: 513-345-8291
                        Special Counsel                      Fax:   513-345-8294
                      Murdock & Beck
                      Suite 400
                      700 Walnut St.
                      Cincinnati, OH 45202

                      John C. Murdock, Ohio                  Phone: 513-345-8291
                        Special Counsel                      Fax:   513-345-8294
                      Jeffrey S. Goldenberg
                      Murdock & Goldenberg
                      Suite 400
                      700 Walnut St.
                      Cincinnati, OH 45202

                      Charles R. Saxbe, Lead Ohio            Phone: 614-221-4000
                        Special Counsel                      Fax:   614-221-4012
                      Chester, Willcox & Saxbe
                      17 South High St.
                      Suite 900
                      Columbus, OH 43215

Oklahoma              Ronald L. Motley**                     Phone: 843-720-9000
                      Joseph F. Rice**                       Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs**                   Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Henry A. Meyer, III**                  Phone: 405-236-8911
                      Pray, Walker, Jackman, Williamson      Fax:   405-236-0011
                        & Marlar
                      211 North Robinson, Suite 1601
                      Oklahoma City, OK 73113

                      John W. Norman**                       Phone: 405-272-0200
                      Norman , Edem, McNaughton              Fax:   405-235-2949
                        & Wallace, P.A.
                      127 N.W. Tenth Street
                      Oklahoma City, OK 73103

                      David Riggs**                          Phone: 918-587-3161
                      Riggs, Abney, Neal, Turpen, Orbison    Fax:   918-587-9708
                        & Lewis, P.A.
                      502 West 6th Street
                      Tulsa, OK 74119

                      Preston Trimble**                      Phone: 405-321-8272
                      231 S. Peters                          Fax:   405-321-9857
                      Norman, OK 73069

                      **  Individual names are for contract purposes only.

Oregon                Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Thomas Balmer                          Phone: 503-266-1191
                      Ater, Wynne, Hewitt, Dodson            Fax:   503-266-0079
                        & Skerritt, LLP
                      222 S.W. Columbia, Suite 1800
                      Portland, OR 97201

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Robert B. Carey                        Phone: 719-635-7131
                      Norton, Frickey & Associates           Fax:   719-635-2920
                      2301 East Pikes Peak
                      Colorado Springs, CO 80909

Pennsylvania          Reeder R. Fox                          Phone: 215-979-1000
                      Mark Lipowicz                          Fax:   215-979-1020
                      Duane, Morris & Heckscher, LLP
                      One Liberty Place
                      Philadelphia, PA 19103-7396

                      Thomas L. Van Kirk                     Phone: 412-562-8800
                      Stanley Yorsz                          Fax:   412-562-1041
                      Buchanan Ingersoll, PC
                      One Oxford Centre
                      301 Grant Street
                      Pittsburgh, PA 15219-1410

Puerto Rico           Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Benjamin Acosta, Jr.                   Phone: 787-722-2363
                      Law Offices of Benjamin Acosta, Jr.    Fax:   787-724-5970
                      331 Recinto Sur Street
                      San Juan, PR 00901

                      Law Offices of Juan A. Ramos           Phone: 787-722-9090
                      359 De Diego Ave.                      Fax:   787-724-4391
                      Suite 601
                      San Juan, PR 00909

Rhode Island          Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      William M. Dolan, III                  Phone: 401-276-2600
                      Brown, Rudnick, Freed & Gesmer         Fax:   401-276-2601
                      One Providence Washington Plaza
                      Providence, RI 02903

                      Richard M. Heimann                     Phone: 415-956-1000
                      Lieff, Cabraser, Heimann & Bernstein   Fax:   415-956-1008
                      Embaracadero Center West
                      275 Battery Street, 30th Floor
                      San Francisco, CA 94111

South Carolina        Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

South Dakota          None

Tennessee             John McCarthur                         Phone: 919-363-9913
                      3116 Pleasant Plains Rd.               Fax:   919-363-9914
                      Apex, NC 27502

Utah                  Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Gary F. Bendinger                      Phone:
                      Giauque, Crockett, Bendinger           Fax:   801-531-1486
                        & Peterson
                      170 South Main Street, Suite 400
                      Salt Lake City, UT 84101

                      Steve Crockett                         Phone: 801-533-8383
                      Giauque, Crockett, Bendinger           Fax:   801-531-1486
                        & Peterson
                      170 South Main Street, Suite 400
                      Salt Lake City, UT 84101

                      Robert A. Peterson                     Phone: 801-533-8383
                      Giauque, Crockett, Bendinger           Fax:  801-531-1486
                        & Peterson
                      170 South Main Street, Suite 400
                      Salt Lake City, UT 84101

Vermont               Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Thomas Anderson                        Phone: 802-864-9891
                      Sheehy, Brue, Gray & Furlong           Fax:   802-864-6815
                      Gateway Square
                      30 Main Street
                      Burlington, VT 05402

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      Robert B. Carey                        Phone: 719-635-7131
                      Norton , Frickey & Associates          Fax:   719-635-2920
                      2301 East Pikes Peak
                      Colorado Springs, CO 80909

                      Scot L. Kline                          Phone: 802-864-0880
                      Miller, Eggleston & Cramer, LTD.       Fax:   802-864-0328
                      P.O. Box 1489
                      Burlington, VT 05402-1489

Virgin Islands        Stephen C. Braverman                   Phone: 215-665-3864
                      Buchanan Ingersoll, P.C.               Fax:   215-665-8760
                      11 Penn Center, 14th Floor
                      1835 Market Street
                      Philadelphia, PA 19103-2985

Virginia              None

Washington            Joseph F. Rice                         Phone: 843-720-9000
                      Ness, Motley, Loadholt, Richardson     Fax:   843-720-9290
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      Richard F. Scruggs                     Phone: 228-762-6068
                      Scruggs, Millette, Bozeman             Fax:   228-762-1207
                        & Dent, P.A.
                      734 Delmas Avenue
                      Pascagoula, MS 39567

                      Steve W. Berman                        Phone: 206-623-7292
                      Hagens & Berman, P.S.                  Fax:   206-623-0594
                      1301 Fifth Avenue, Suite 2900
                      Seattle, WA 98101

                      William J. Leedom                      Phone: 206-622-5511
                      Bennett, Bigelow & Leedom              Fax:   206-622-8986
                      999 Third Avenue, Suite 2150
                      Seattle, WA 98101

                      Paul N. Luvera                         Phone: 206-467-6090
                      Luvera, Barnett, Brindley, Beninger    Fax:   206-467-6961
                          & Cunningham
                      6700 Columbia Center
                      701 Fifth Avenue, Suite 6700
                      Seattle, WA 98104

                      John W. Barrett                        Phone: 601-834-2376
                      Barrett Law Offices                    Fax:   601-834-2409
                      404 Court Square North
                      Lexington, MS 39095

West Virginia         Ronald L. Motley                       Phone: 843-720-9000
                      Joseph F. Rice                         Fax:   843-720-9290
                      Susan Nial
                      Ness, Motley, Loadholt, Richardson
                        & Poole
                      151 Meeting Street
                      P.O. Box 1137
                      Charleston, SC 29402

                      R. Edison Hill                         Phone: 304-345-5667
                      Hill, Peterson, Carper, Bee            Fax:   304-345-1519
                        & Deitzler
                      Northgate Business Park
                      500 Tracy Way
                      Charleston, WV 25311

                      Douglas B. Hunt                        Phone: 304-343-2999
                      Hunt & Barber, L.C.                    Fax:   304-344-3516
                      1116A Kanawha Boulevard East
                      Charleston, WV 25301

                      Scott S. Segal                         Phone: 304-344-9100
                      810 Kanawha Boulevard East             Fax:   304-344-9105
                      Charleston, WV 25301

Wisconsin             Thomas J. Basting, Sr.                 Phone: 608-756-4141
                      David J. Macdougall                    Fax:   608-756-9000
                      Brennan, Steil, Basting &
                        Macdougall, S.C.
                      1 E. Milwaukee St.
                      P.O. Box 1148
                      Janesville, WI 53545-3011

                      Robert L. Habush (Lead Counsel)        Phone: 414-271-0900
                      Jeffrey P. Archibald                   Fax:   414-271-6854
                      Habush, Habush, Davis & Rottier
                      777 E. Wisconsin Ave., #2300
                      Milwaukee, WI 53202

                      Robert D. Scott                        Phone: 414-273-4000
                      Ross A. Anderson                       Fax:   414-223-5000
                      Whyte, Hirschboeck, Dudek, S.C.
                      111 East Wisconsin Ave.
                      Milwaukee, WI 53202-7405

Wyoming               None

                                    EXHIBIT T

                                  MODEL STATUTE

Section __.  Findings and Purpose.(1)

      (a) Cigarette smoking presents serious public health concerns to the State and to the citizens of the State. The Surgeon General has determined that smoking causes lung cancer, heart disease and other serious diseases, and that there are hundreds of thousands of tobacco-related deaths in the United States each year. These diseases most often do not appear until many years after the person in question begins smoking.

      (b) Cigarette smoking also presents serious financial concerns for the State. Under certain health-care programs, the State may have a legal obligation to provide medical assistance to eligible persons for health conditions associated with cigarette smoking, and those persons may have a legal entitlement to receive such medical assistance.

      (c) Under these programs, the State pays millions of dollars each year to provide medical assistance for these persons for health conditions associated with cigarette smoking.

      (d) It is the policy of the State that financial burdens imposed on the State by cigarette smoking be borne by tobacco product manufacturers rather than by the State to the extent that such manufacturers either determine to enter into a settlement with the State or are found culpable by the courts.

      (e) On _______, 1998, leading United States tobacco product manufacturers entered into a settlement agreement, entitled the "Master Settlement Agreement," with the State. The Master Settlement Agreement obligates these manufacturers, in return for a release of past, present and certain future claims against them as described therein, to pay substantial sums to the State (tied in part to their volume of sales); to fund a national foundation devoted to the interests of public health; and to make substantial changes in their advertising and marketing practices and corporate culture, with the intention of reducing underage smoking.

      (f) It would be contrary to the policy of the State if tobacco product manufacturers who determine not to enter into such a settlement could use a resulting cost advantage to derive large, short-term profits in the years before liability may arise without ensuring that the State will have an eventual source of recovery from them if they are proven to have acted culpably. It is thus in the interest of the State to require that such

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(1)     [A State may elect to delete the "findings and purposes" section in its entirety. Other changes or substitutions with respect to the "findings and purposes" section (except for particularized state procedural or technical requirements) will mean that the statute will no longer conform to this model.]

manufacturers establish a reserve fund to guarantee a source of compensation and to prevent such manufacturers from deriving large, short-term profits and then becoming judgment-proof before liability may arise.

Section __.  Definitions.

      (a) "Adjusted for inflation" means increased in accordance with the formula for inflation adjustment set forth in Exhibit C to the Master Settlement Agreement.

      (b) "Affiliate" means a person who directly or indirectly owns or controls, is owned or controlled by, or is under common ownership or control with, another person. Solely for purposes of this definition, the terms "owns," "is owned" and "ownership" mean ownership of an equity interest, or the equivalent thereof, of ten percent or more, and the term "person" means an individual, partnership, committee, association, corporation or any other organization or group of persons.

      (c) "Allocable share" means Allocable Share as that term is defined in the Master Settlement Agreement.

      (d) "Cigarette" means any product that contains nicotine, is intended to be burned or heated under ordinary conditions of use, and consists of or contains (1) any roll of tobacco wrapped in paper or in any substance not containing tobacco; or (2) tobacco, in any form, that is functional in the product, which, because of its appearance, the type of tobacco used in the filler, or its packaging and labeling, is likely to be offered to, or purchased by, consumers as a cigarette; or (3) any roll of tobacco wrapped in any substance containing tobacco which, because of its appearance, the type of tobacco used in the filler, or its packaging and labeling, is likely to be offered to, or purchased by, consumers as a cigarette described in clause (1) of this definition. The term "cigarette" includes "roll-your-own" (i.e., any tobacco which, because of its appearance, type, packaging, or labeling is suitable for use and likely to be offered to, or purchased by, consumers as tobacco for making cigarettes). For purposes of this definition of "cigarette,"
0.09 ounces of "roll-your-own" tobacco shall constitute one individual "cigarette."

      (e) "Master Settlement Agreement" means the settlement agreement (and related documents) entered into on _______, 1998 by the State and leading United States tobacco product manufacturers.

      (f) "Qualified escrow fund" means an escrow arrangement with a federally or State chartered financial institution having no affiliation with any tobacco product manufacturer and having assets of at least $1,000,000,000 where such arrangement requires that such financial institution hold the escrowed funds' principal for the benefit of releasing parties and prohibits the tobacco product manufacturer placing the funds into escrow from using, accessing or directing the use of the funds' principal except as consistent with section ___(b)-(c) of this Act.

      (g) "Released claims" means Released Claims as that term is defined in the Master Settlement Agreement.

      (h) "Releasing parties" means Releasing Parties as that term is defined in the Master Settlement Agreement.

      (i) "Tobacco Product Manufacturer" means an entity that after the date of enactment of this Act directly (and not exclusively through any affiliate):

            (1) manufactures cigarettes anywhere that such manufacturer intends to be sold in the United States, including cigarettes intended to be sold in the United States through an importer (except where such importer is an original participating manufacturer (as that term is defined in the Master Settlement Agreement) that will be responsible for the payments under the Master Settlement Agreement with respect to such cigarettes as a result of the provisions of subsections II(mm) of the Master Settlement Agreement and that pays the taxes specified in subsection II(z) of the Master Settlement Agreement, and provided that the manufacturer of such cigarettes does not market or advertise such cigarettes in the United States);

            (2) is the first purchaser anywhere for resale in the United States of cigarettes manufactured anywhere that the manufacturer does not intend to be sold in the United States; or

            (3) becomes a successor of an entity described in paragraph (1) or
      (2).

      The term "Tobacco Product Manufacturer" shall not include an affiliate of a tobacco product manufacturer unless such affiliate itself falls within any of
(1) - (3) above.

      (j) "Units sold" means the number of individual cigarettes sold in the State by the applicable tobacco product manufacturer (whether directly or through a distributor, retailer or similar intermediary or intermediaries) during the year in question, as measured by excise taxes collected by the State on packs (or "roll-your-own" tobacco containers) bearing the excise tax stamp of the State. The [fill in name of responsible state agency] shall promulgate such regulations as are necessary to ascertain the amount of State excise tax paid on the cigarettes of such tobacco product manufacturer for each year.

Section __.  Requirements.

      Any tobacco product manufacturer selling cigarettes to consumers within the State (whether directly or through a distributor, retailer or similar intermediary or intermediaries) after the date of enactment of this Act shall do one of the following:

      (a) become a participating manufacturer (as that term is defined in section II(jj) of the Master Settlement Agreement) and generally perform its financial obligations under the Master Settlement Agreement; or

      (b) (1) place into a qualified escrow fund by April 15 of the year following the year in question the following amounts (as such amounts are adjusted for inflation) --

                  1999: $.0094241 per unit sold after the date of enactment of this Act;(2)

                  2000: $.0104712 per unit sold after the date of enactment of this Act;(3)

                  for each of 2001 and 2002: $.0136125 per unit sold after the date of enactment of this Act;

                  for each of 2003 through 2006: $.0167539 per unit sold after the date of enactment of this Act;

                  for each of 2007 and each year thereafter: $.0188482 per unit sold after the date of enactment of this Act.

            (2) A tobacco product manufacturer that places funds into escrow pursuant to paragraph (1) shall receive the interest or other appreciation on such funds as earned. Such funds themselves shall be released from escrow only under the following circumstances --

                  (A) to pay a judgment or settlement on any released claim
            brought against such tobacco product manufacturer by the State or any releasing party located or residing in the State. Funds shall be released from escrow under this subparagraph (i) in the order in which they were placed into escrow and (ii) only to the extent and at the time necessary to make payments required under such judgment or settlement;

                  (B) to the extent that a tobacco product manufacturer
            establishes that the amount it was required to place into escrow in a particular year was greater than the State's allocable share of the total payments that such manufacturer would have been required to make in that year under the Master Settlement Agreement (as determined pursuant to section IX(i)(2) of the Master Settlement Agreement, and before any of the adjustments or offsets described in section IX(i)(3) of that Agreement other than the Inflation Adjustment) had it been a participating

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(2)     [All per unit numbers subject to verification]
(3) [The phrase "after the date of enactment of this Act" would need to be included only in the calendar year in which the Act is enacted.]

            manufacturer, the excess shall be released from escrow and revert back to such tobacco product manufacturer; or

                  (C) to the extent not released from escrow under subparagraphs
            (A) or (B), funds shall be released from escrow and revert back to such tobacco product manufacturer twenty-five years after the date on which they were placed into escrow.

            (3) Each tobacco product manufacturer that elects to place funds into escrow pursuant to this subsection shall annually certify to the Attorney General [or other State official] that it is in compliance with this subsection. The Attorney General [or other State official] may bring a civil action on behalf of the State against any tobacco product manufacturer that fails to place into escrow the funds required under this section. Any tobacco product manufacturer that fails in any year to place into escrow the funds required under this section shall --

                  (A) be required within 15 days to place such funds into escrow as shall bring it into compliance with this section. The court, upon a finding of a violation of this subsection, may impose a civil penalty [to be paid to the general fund of the state] in an amount not to exceed 5 percent of the amount improperly withheld from escrow per day of the violation and in a total amount not to exceed 100 percent of the original amount improperly withheld from escrow;

                  (B) in the case of a knowing violation, be required within 15 days to place such funds into escrow as shall bring it into compliance with this section. The court, upon a finding of a knowing violation of this subsection, may impose a civil penalty [to be paid to the general fund of the state] in an amount not to exceed 15 percent of the amount improperly withheld from escrow per day of the violation and in a total amount not to exceed 300 percent of the original amount improperly withheld from escrow; and

                  (C) in the case of a second knowing violation, be prohibited from selling cigarettes to consumers within the State (whether directly or through a distributor, retailer or similar intermediary) for a period not to exceed 2 years.

            Each failure to make an annual deposit required under this section shall constitute a separate violation.(4)

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(4)     [A State may elect to include a requirement that the violator also pay the State's costs and attorney's fees incurred during a successful prosecution under this paragraph (3).]

                                    EXHIBIT U

                      STRATEGIC CONTRIBUTION FUND PROTOCOL

      The payments made by the Participating Manufacturers pursuant to section IX(c)(2) of the Agreement ("Strategic Contribution Fund") shall be allocated among the Settling States pursuant to the process set forth in this Exhibit U.

Section 1

      A panel committee of three former Attorneys General or former Article III judges ("Allocation Committee") shall be established to determine allocations of the Strategic Contribution Fund, using the process described herein. Two of the three members of the Allocation Committee shall be selected by the NAAG executive committee. Those two members shall choose the third Allocation Committee member. The Allocation Committee shall be geographically and politically diverse.

Section 2

      Within 60 days after the MSA Execution Date, each Settling State will submit an itemized request for funds from the Strategic Contribution Fund, based on the criteria set forth in Section 4 of this Exhibit U.

Section 3

      The Allocation Committee will determine the appropriate allocation for each Settling State based on the criteria set forth in Section 4 below. The Allocation Committee shall make its determination based upon written documentation.

Section 4

      The criteria to be considered by the Allocation Committee in its allocation decision include each Settling State's contribution to the litigation or resolution of state tobacco litigation, including, but not limited to, litigation and/or settlement with tobacco product manufacturers, including Liggett and Myers and its affiliated entities.

Section 5

      Within 45 days after receiving the itemized requests for funds from the Settling States, the Allocation Committee will prepare a preliminary decision allocating the Strategic Contribution Fund payments among the Settling States who submitted itemized requests for funds. All Allocation Committee decisions must be by majority vote. Each Settling State will have 30 days to submit comments on or objections to the draft decision. The Allocation Committee will issue a final decision allocating the Strategic Contribution Fund payments within 45 days.

Section 6

      The decision of the Allocation Committee shall be final and non-appealable.

Section 7

      The expenses of the Allocation Committee, in an amount not to exceed $100,000, will be paid from disbursements from the Subsection VIII(c) Account.


                                      U-2